Pursuant to Rule 433
                                                    Registration No.: 333-123990

             SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2005-OP2
                             FREE WRITING PROSPECTUS
                             -----------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll -free 1-888-227-2275 ext. 2663.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/data/ 1260840/000091412105000730/0000914121-05-000730.txt.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.

       THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED
                                DECEMBER 12, 2005

PROSPECTUS SUPPLEMENT DATED                                 (To Prospectus dated
DECEMBER [__], 2005                                                May 20, 2005)

                                  $356,323,000
                                  (Approximate)

             Securitized Asset Backed Receivables LLC Trust 2005-OP2
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                         Option One Mortgage Corporation
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2005-OP2

      o Securitized Asset Backed Receivables LLC Trust 2005-OP2 is issuing certificates in 16 classes, but is offering only 12 classes through this prospectus supplement.

                                                                                 Average Life
                                 Expected Ratings                                   to Call/         Principal Payment
        Expected Principal         (S&P/Moody's/            Pass-Through            Maturity          Window to Call/
Class       Amount(1)              Fitch/DBRS)                  Rate             (years)(2)(3)        Maturity(2)(3)
--------------------------------------------------------------------------------------------------------------------------
A-2A     $  116,332,000           AAA/Aaa/AAA/AAA       1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
A-2B     $   49,590,000           AAA/Aaa/AAA/AAA       1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
A-2C     $   50,266,000           AAA/Aaa/AAA/AAA       1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
M-1      $   31,757,000        AA+/Aa1/AA+/AA(high)     1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
M-2      $   28,229,000            AA/Aa2/AA+/AA        1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
M-3      $   19,659,000         AA-/Aa3/AA/AA(low)      1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
M-4      $   12,602,000          A+/A1/AA-/A(high)      1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
M-5      $   11,594,000          A+/A2/A+/A(high)       1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
M-6      $    9,578,000              A/A3/A/A           1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
B-1      $    8,065,000          A-/Baa1/A-/A(low)      1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
B-2      $    8,569,000      BBB+/Baa2/BBB+/BBB(high)   1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]
B-3      $   10,082,000          BBB/Baa3/BBB/BBB       1 mo. LIBOR + [_____]%    [___]/[___]    [___]-[___] / [___]-[___]


------------------------------------

(1)   Subject to a variance of plus or minus 5%.
(2)   Pricing assumes 10% optional clean-up call is exercised.
(3)   Based on 100% of the applicable prepayment assumption.

      o The trust's main source of funds for making distributions on the certificates will be collections on a pool of 2 groups of closed-end, adjustable- and fixed-rate subprime loans secured by first- or second-lien mortgages or deeds of trust on residential real properties.

      You should consider carefully the risk factors beginning on page S-17 of this prospectus supplement and page 15 in the prospectus.

      The certificates will not represent obligations of Securitized Asset Backed Receivables LLC or any of its affiliates. Neither the depositor nor any of the depositor's affiliates, including Barclays Bank PLC, will insure or guarantee distributions on the certificates of any series. No governmental agency or any other person will insure the certificates or the collateral securing the certificates.

      You should consult with your own advisors to determine if the offered certificates are appropriate investments for you and to determine the applicable legal, tax, regulatory and accounting treatment of the offered certificates.

      Neither the SEC nor any state securities commission has approved the offered certificates or determined that this prospectus supplement or the accompanying prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

      We will not list the offered certificates on any national securities exchange or on any automated quotation system.

      Barclays Capital Inc., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

                                Barclays Capital

              Important Notice About Information Presented in this Prospectus Supplement and the Accompanying Prospectus

      We provide information about the offered certificates for the series 2005-OP2 in two separate documents that progressively include more detail:

      o the accompanying prospectus dated May 20, 2005, which provides general information, some of which may not apply to the series 2005-OP2 certificates.

      o this prospectus supplement, which describes the specific terms of the series 2005-OP2 certificates.

      Sales of the offered certificates may not be completed unless you have received both this prospectus supplement and the prospectus. You are urged to read both this prospectus supplement and the prospectus in full.

      If the terms of the offered certificates vary between this prospectus supplement and the accompanying prospectus, then you should rely on the information in this prospectus supplement.

      Cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials are included to assist in locating further related discussions. The following table of contents and the table of contents in the accompanying prospectus provide the pages on which these captions are located.

      All annexes and schedules to this prospectus supplement are a part of this prospectus supplement.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

            (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

            (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                Table of Contents

Prospectus Supplement                            Page
---------------------                            ----

Summary...........................................S-5
Risk Factors.....................................S-17
The Mortgage Loan Pool...........................S-32
     General.....................................S-32
     Prepayment Premiums.........................S-33
     Adjustable-Rate Mortgage Loans..............S-34
     The Index...................................S-35
     Primary Mortgage Insurance..................S-35
     Junior Liens................................S-37
     Underwriting Guidelines.....................S-37
     The Aggregate Mortgage Loans................S-41
     The Group I Mortgage Loans..................S-43
     The Group II Mortgage Loans.................S-44
     Credit Scores...............................S-45
The Servicer.....................................S-46
The Trustee......................................S-48
The Loan Performance Advisor.....................S-49
Description of the Certificates..................S-49
     General.....................................S-49
     Book-Entry Registration.....................S-50
     Definitive Certificates.....................S-53
     Assignment of the Mortgage Loans............S-54
     Delivery of Mortgage Loan Documents.........S-54
     Representations and Warranties
       Relating to the Mortgage Loans............S-55
     Payments on the Mortgage Loans..............S-61
     Distributions...............................S-62
     Priority of Distributions Among
       Certificates..............................S-63
     Distributions of Interest and Principal.....S-63
     Allocation of Principal Payments to
       Class A Certificates......................S-70
     Swap Account................................S-71
     Calculation of One-Month LIBOR..............S-72
     Excess Reserve Fund Account.................S-72
     Interest Rate Cap Agreements................S-72
     Interest Rate Swap Agreement................S-73
     Overcollateralization Provisions............S-76
     Reports to Certificateholders...............S-77
The Pooling and Servicing Agreement..............S-77
     Servicing and Trustee Fees and Other
       Compensation and Payment of Expenses......S-78
     P&I Advances and Servicing Advances.........S-78
     Prepayment Interest Shortfalls..............S-79
     Servicer Reports............................S-79
     Collection and Other Servicing Procedures...S-80
     Hazard Insurance............................S-81
     Primary Mortgage Insurance..................S-81
     Realization Upon Defaulted Mortgage Loans...S-82
     Removal and Resignation of the Servicer.....S-82
     Termination; Optional Clean-up Call.........S-84
     Certain Matters Regarding the Depositor,
       the Servicer and the Trustee..............S-85
     Amendment...................................S-85
Prepayment and Yield Considerations..............S-86
     Structuring Assumptions.....................S-86
     General.....................................S-92
     Defaults in Delinquent Payments.............S-92
     Prepayment Considerations and Risks.........S-92
     Overcollateralization Provisions............S-94
     Subordinated Certificates...................S-95
     Effect on Yields Due to Rapid Prepayments...S-95
     Weighted Average Lives of the LIBOR
       Certificates..............................S-96
     Decrement Tables............................S-96
     Hypothetical Available Funds and
       Supplemental Interest Rate Cap Table.....S-103
     Final Scheduled Distribution Date..........S-109
Federal Income Tax Considerations...............S-109
     General....................................S-109
     Taxation of Regular Interests..............S-110
     Status of the LIBOR Certificates...........S-110
     The Basis Risk Contract Component..........S-111
     Other Matters..............................S-112
State and Local Taxes...........................S-112
ERISA Considerations............................S-112
Legal Investment................................S-115
Legal Matters...................................S-115
Ratings.........................................S-116
Glossary........................................S-117
ANNEX I  CERTAIN U.S. FEDERAL
  INCOME TAX DOCUMENTATION REQUIREMENTS...........I-1
ANNEX II  INTEREST RATE CAP SCHEDULES............II-1
ANNEX III INTEREST RATE SWAP NOTIONAL
  AMOUNT AMORTIZATION SCHEDULE..................III-1
SCHEDULE A - COLLATERAL TERM SHEET................A-1

                                     SUMMARY

      This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully to understand all of the terms of the offering of the certificates.

Relevant Parties

Depositor.........................  Securitized Asset Backed Receivables LLC,
                                    the depositor, is a limited liability
                                    company organized under the laws of
                                    Delaware. The principal executive office of the depositor is located at 200 Park Avenue, New York, New York 10166, and its telephone number is (212) 412-4000. The depositor is a direct wholly owned subsidiary of Barclays Bank PLC. See "The Depositor" in the accompanying prospectus.

Responsible Party and Servicer....  Option One Mortgage Corporation, a
                                    California corporation. The principal
                                    executive office of Option One Mortgage
                                    Corporation is located at 3 Ada, Irvine,
                                    California 92618, and its telephone number is (949) 790-3600. See "The Mortgage Loan Pool--Underwriting Guidelines" and "The Servicer" in this prospectus supplement.

                                    Option One Mortgage Corporation will act as servicer of the loans and, in that capacity, will:

                                    (1)      provide customary servicing
                                             functions with respect to the loans
                                             pursuant to a pooling and servicing
                                             agreement among the depositor,
                                             Option One Mortgage Corporation, in
                                             its capacity as the servicer and as
                                             the responsible party, the Loan
                                             Performance Advisor and the
                                             trustee;

                                    (2)      provide certain reports to the
                                             trustee; and

                                    (3)      make certain advances.

Trust.............................  Securitized Asset Backed Receivables LLC
                                    Trust 2005-OP2, a trust created pursuant to a pooling and servicing agreement, dated as of December 1, 2005, by and among the depositor, Option One Mortgage Corporation, in its capacities as the servicer and as the responsible party, the loan performance advisor and the trustee.

Trustee...........................  Wells Fargo Bank, National Association, a
                                    national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 and (ii) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager - SABR 2005-OP2, and its telephone number is (410) 884-2000.

                                    For a description of the trustee, see "The
                                    Trustee" in this prospectus supplement.

Loan Performance Advisor..........  MortgageRamp, Inc., a Delaware corporation.
                                    The principal executive office of the loan performance advisor is located at 7000 Central Parkway, Suite 800, Atlanta, Georgia 30328, and its telephone number is (800) 773-4577. See "The Loan Performance Advisor" in this prospectus supplement.

Swap and Cap Provider.............  Barclays Bank PLC, a public limited company registered in England and Wales under number
                                    1026167. The registered head office of
                                    Barclays Bank PLC is located at 1 Churchill
                                    Place, London, E14 5HP. Barclays Bank PLC maintains a branch office at 200 Park Avenue, New York, New York 10166. The telephone number of the New York branch is
                                    (212) 412-4000. See "Description of the
                                    Certificates--Interest Rate Cap Agreements" and "--Interest Rate Swap Agreement" in this prospectus supplement.

PMI Insurer.........................Radian Guaranty Inc., a Pennsylvania
                                    corporation. The principal office of Radian
                                    Guaranty Inc. is located at Radian Guaranty
                                    Inc., 1601 Market Street, Philadelphia,
                                    Pennsylvania 19103, and its telephone number is (215) 231 1000. For a description of the PMI Insurer, see "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

Rating Agencies...................  Dominion Bond Rating Service ("DBRS"),
                                    Fitch, Inc. ("Fitch"), Moody's Investors
                                    Service, Inc. ("Moody's") and Standard &
                                    Poor's Rating Services, a division of The
                                    McGraw-Hill Companies, Inc. ("S&P"), will issue ratings with respect to the certificates.

Relevant Dates

Cut-off Date......................  December 1, 2005.

Closing Date......................  On or about December 28, 2005.

Distribution Date.................  Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in January 2006, to the holders of record on the preceding record date.

                                    The record date for the certificates will be the business day preceding the related distribution date, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month immediately preceding the related distribution date.

Assets of the Pool

The Mortgage Loans................  The mortgage loans to be included in the trust will be adjustable- and fixed-rate subprime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Option One Mortgage Corporation or its affiliates. Option One Mortgage Corporation will make certain representations and warranties relating to the mortgage loans.

                                    On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the cut-off date was approximately $1,008,164,920, of which approximately 84.46% of the mortgage loans are adjustable-rate mortgage loans and approximately 15.54% are fixed-rate mortgage loans. Approximately 22.78% of the mortgage loans are interest-only for a period of five years.

                                    Approximately 98.73% of the mortgage loans are first-lien mortgage loans, and approximately 1.27% of the mortgage loans are second-lien mortgage loans.

                                    The information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, with the exception of mortgage loans that are 30 to 59 days delinquent (as defined in this prospectus supplement) comprising approximately 1.65% of the mortgage loans and mortgage loans that are 60 to 89 days delinquent comprising approximately 0.70% of the mortgage loans.

                                    The mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of 354 months as of the cut-off date and have the following approximate characteristics as of the cut-off date:

                                    Range of mortgage rates:            3.990%    to     12.950%
                                    Weighted average
                                    mortgage rate:                      7.411%
                                    Range of gross margins of
                                    adjustable-rate
                                    mortgage loans:                     2.800%    to      9.750%
                                    Weighted average gross margin
                                    of adjustable-rate mortgage
                                    loans:                              5.561%
                                    Range of minimum mortgage
                                    rates of adjustable-rate
                                    mortgage loans:                     3.990%    to     12.500%

                                    Weighted average minimum
                                    mortgage rate of
                                    adjustable-rate
                                    mortgage loans:                     7.390%
                                    Range of maximum mortgage
                                    rates of adjustable-rate
                                    mortgage loans:                     9.990%    to     20.500%
                                    Weighted average maximum
                                    mortgage rate of
                                    adjustable-rate
                                    mortgage loans:                    13.397%
                                    Range of principal balances:     $ 48,818     to   $1,438,591
                                    Average principal balance:       $182,837
                                    Range of combined original
                                    loan-to-value ratios:               10.75%    to     100.00%
                                    Weighted average combined
                                    original loan-to-value ratio:       79.74%
                                    Weighted average next rate
                                    adjustment date of
                                    adjustable-rate
                                    mortgage loans:                  October 2007
                                    Geographic concentration in      California:          22.95%
                                    excess of 5%:                    Florida:              9.93%
                                                                     New York:             8.62%
                                                                     Massachusetts:        6.53%
                                                                     Texas:                5.28%
                                                                     New Jersey:           5.23%

                                    For purposes of calculating principal
                                    distributions on the Class A certificates and for purposes of calculating the allocation of certain interest shortfalls to the LIBOR certificates, in each case as described in detail in this prospectus supplement, the mortgage loans will be divided into two subpools, designated as "group I mortgage loans" and as "group II mortgage loans." The group I mortgage loans will consist only of those mortgage loans with principal balances that conform to Freddie Mac and Fannie Mae guidelines. The group II mortgage loans will consist of all other remaining mortgage loans. Information about the characteristics of the mortgage loans in each group is described under "The Mortgage Loan Pool" in this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B and Class A-2C certificates generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates represent interests in all the mortgage loans.

                                    The interest rate on each six-month LIBOR indexed mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, subject to periodic and lifetime limitations. See

                                    "The Mortgage Loan Pool--The Index" in this prospectus supplement.

                                    For the adjustable-rate mortgage loans, the first adjustment date generally will occur only after initial periods of approximately two, three, five or fifteen years, as more fully described under "The Mortgage Loan Pool" in this prospectus supplement. For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Description of the Certificates

Offered Certificates..............  The Securitized Asset Backed Receivables LLC
                                    Trust 2005-OP2 will issue the Mortgage
                                    Pass-Through Certificates, Series 2005-OP2.
                                    Twelve classes of the certificates -- the Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates -- are being offered to you by this prospectus supplement. The offered certificates, together with the Class A-1 certificates are referred to as the "LIBOR certificates" in this prospectus supplement.

Other Certificates................  The trust will also issue four other classes of certificates -- the Class A-1, Class X,
                                    Class P and Class R certificates -- which will not be offered by this prospectus supplement.

                                    The Class A-1 certificates will have an
                                    initial aggregate principal balance of
                                    approximately $620,085,000. The Class A-1 certificates initially evidence an interest of approximately 61.51% of the aggregate scheduled principal balance of the mortgage loans in the trust.

                                    The Class X certificates will have an
                                    initial aggregate principal balance of
                                    approximately $31,756,920 which is
                                    approximately equal to the initial
                                    overcollateralization required by the
                                    pooling and servicing agreement. The Class X certificates initially evidence an interest of approximately 3.15% of the aggregate scheduled principal balance of the mortgage loans in the trust.

                                    The Class P certificates will not have an aggregate principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

                                    The certificates will represent fractional undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Payments of Interest..............  The pass-through rates for each class of
                                    LIBOR certificates will be equal to the sum of one-month LIBOR plus a fixed margin, subject to caps on those pass-through rates. Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period, which, for any distribution date, will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

Payments of Principal.............  Principal will be paid on the certificates on each distribution date as described under "Description of the
                                    Certificates--Distributions of Interest and
                                    Principal" in this prospectus supplement.

Distributions.....................  The available funds for any distribution date will consist of the total of all
                                    payments or other collections, or advances in lieu of the payments, on or in respect of the loans that are available for distributions of interest on and principal of the certificates, net of certain fees and expenses.

                                    On each distribution date, the trustee will apply the available funds for that date for the following purposes and in the following order of priority:

                                    First, certain payments to be made to
                                    Barclays Bank PLC as swap provider, as
                                    further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement;

                                    Second, from the interest portion of
                                    available funds, to interest on each class of certificates, in the order and subject to the priorities set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement;

                                    Third, from the principal portion of
                                    available funds plus any remaining interest portion of available funds, to principal on the classes of certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth under "Description of the Certificates --Distributions of Interest and Principal" in this prospectus supplement;

                                    Fourth, from remaining available funds, to unpaid interest and unpaid realized loss amounts in the order and subject to the priorities set forth under "Description of the Certificates --Distributions of Interest and Principal" in this prospectus supplement; and

                                    Fifth, to deposit into the excess reserve fund account to cover any basis risk carry forward amounts, and then, after certain termination payments, if any, are paid to the swap provider, to be released to the Class X certificates, in each case subject to certain limitations set forth under "Description of the Certificates --Distributions of Interest and Principal" in this prospectus supplement.

                                    As described in the above-referenced
                                    section, there are circumstances in which your interest entitlement for a distribution date could be less than one full month's interest at the pass-through rate on your certificate principal balance.

                                    The amount of interest and principal
                                    required to be distributed to the classes entitled to principal on a particular distribution date also can be found in "Description of the Certificates - Distributions of Interest and Principal" and "--Allocation of Principal Payments to Class A Certificates" in this prospectus supplement. None of the offered certificates will be entitled to receive any prepayment premiums received on the loans.

Credit Enhancement................  The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

                                    o        the use of excess interest, after
                                             taking into account certain
                                             payments received or paid by the
                                             trust pursuant to the interest rate
                                             swap agreement described below, to
                                             cover losses on the mortgage loans
                                             and as a distribution of principal
                                             to maintain overcollateralization;

                                    o        the subordination of distributions
                                             on the more subordinate classes of
                                             certificates to the required
                                             distributions on the more senior
                                             classes of certificates;

                                    o        primary mortgage insurance covering
                                             approximately 73.72% of the
                                             mortgage loans with original
                                             loan-to-value ratios in excess of
                                             60%; and

                                    o        the allocation of losses on the
                                             mortgage loans to the most
                                             subordinate classes of
                                             certificates.

Excess Interest...................  Excess interest is expected to be generated because the amount of interest collected on the loans for each due period is expected to be higher than the interest distributable on the LIBOR certificates and certain fees payable by the trust for the related distribution date. A portion of this excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement described below, will be applied both to absorb interest shortfalls and to maintain the required level of overcollateralization.

Overcollateralization.............  On the closing date, the overcollateralization amount will equal
                                    approximately $31,756,920. However, subject to the satisfaction of certain loss and delinquency tests, the required percentage level of overcollateralization may decrease over time. The overcollateralization amount is the first amount to absorb realized losses on the loans and designated unreimbursed expenses of the trust fund.

Interest Rate Swap Agreement......  On the closing date, the trust will enter into an interest rate swap agreement with Barclays Bank PLC, the swap provider.

                                    Barclays Bank PLC is rated "Aa1" by Moody's
                                    Investors Service, Inc., is rated "AA" by
                                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc., and is rated "AA+" by Fitch. Under the interest rate swap agreement, with respect to the first 55 distribution dates the trust will pay to the swap provider a fixed payment at a rate of 4.893% per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount set forth on the schedule attached as Annex III to this prospectus supplement for that distribution date. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 55 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 55 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Swap Account" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in July 2010.

                                    For further information regarding the
                                    interest rate swap agreement, see
                                    "Description of the Certificates--Interest
                                    Rate Swap Agreement" in this prospectus
                                    supplement.

Interest Rate Cap Agreements......  The Class M certificates and the Class B certificates will have the benefit of
                                    interest rate cap agreements provided by Barclays Bank PLC, as cap provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the closing date.

                                    An interest rate cap agreement relating to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates will have an initial notional amount of approximately $11,341,900. In connection with the first 38 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee an amount equal to the product of
                                    (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate as of that distribution date and (ii) a specified cap ceiling rate over a specified cap strike rate and (b) the product of the Class M cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

                                    An interest rate cap agreement relating to the Class B-1, Class B-2 and Class B-3 certificates will have an initial notional amount of approximately $2,671,600. In connection with the first 38 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee an amount equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate as of that distribution date and (ii) a specified cap ceiling rate over a specified cap strike rate and (b) the product of the Class B cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

                                    The specified cap ceiling rates, cap strike rates, notional amounts and index rate multiplier for each interest rate cap agreement are set forth on Annex II to this prospectus supplement.

                                    Amounts, if any, payable under any interest rate cap agreement with respect to any distribution date will be used to cover shortfalls in payments of interest on the certificates to which the interest rate cap agreement relates, if the pass-through rates on those certificates are limited for any of the first 38 distribution dates due to the caps on their pass-through rates described in this prospectus supplement.

Primary Mortgage Insurance........  A loan-level primary mortgage insurance policy will be obtained on behalf of the trust fund for approximately 73.72% of the mortgage loans with original loan-to-value ratios in excess of 60%. However, such primary mortgage insurance will provide only limited protection against losses on defaulted mortgage loans.

                                    See "The Mortgage Loan Pool--Primary
                                    Mortgage Insurance" in this prospectus
                                    supplement.

Servicing Standard; Advances......  Option One Mortgage Corporation will act as servicer and will be obligated to service and administer the mortgage loans on behalf of the trust. The servicer has agreed to service the loans on a "scheduled/scheduled" basis. This means the servicer is responsible for advancing scheduled payments of principal and interest in accordance with the pooling and servicing agreement. The servicer has also agreed to cause the loans to be serviced

                                    o        with the same care as it
                                             customarily employs in servicing
                                             and administering similar loans for
                                             its own account,

                                    o        in accordance with accepted
                                             mortgage servicing practices of
                                             prudent lending institutions and
                                             mortgage servicers that service
                                             similar mortgage loans and

                                    o        giving due consideration to the
                                             interests of holders of all classes
                                             of certificates.

                                    The servicer will be required to advance delinquent payments of principal and interest on the loans and advance any property protection expenses relating to the loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses. The servicer will not be required to make any advance that it determines would be nonrecoverable. The servicer will also be required to pay compensating interest to cover prepayment interest shortfalls to the extent of its servicing fee.

Optional Termination
   of the Trust...................  Subject to the satisfaction of the conditions described under "The Pooling and Servicing Agreement--Termination; Optional
                                    Clean-up Call" in this prospectus
                                    supplement, the majority holders in the
                                    aggregate of the Class X certificates may, at their option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. That purchase of the mortgage loans would result in the payment on that distribution date of the final distribution on the certificates.

Registration and Denominations
   of the Certificates............  The LIBOR certificates initially will be issued in book-entry form, in minimum
                                    denominations of $25,000 and integral
                                    multiples of $1 in excess of that amount.
                                    However, one certificate of each class may be issued in a greater or lesser amount. The LIBOR certificates are sometimes referred to as book-entry certificates. No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing the person's interest in the trust fund, except under limited circumstances as described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. See "Description of the Certificates--Book-Entry Registration" in this prospectus supplement.

Federal Tax Aspects...............  Cadwalader, Wickersham & Taft LLP is acting as tax counsel to the depositor and is of the opinion that:

                                    o        portions of the trust will be
                                             treated as multiple real estate
                                             mortgage investment conduits, or
                                             REMICs, for federal income tax
                                             purposes and

                                    o        the LIBOR certificates will
                                             represent regular interests in a
                                             REMIC, which will be treated as
                                             debt instruments of a REMIC, and
                                             interests in certain basis risk
                                             interest carry forward payments,
                                             pursuant to the payment priorities
                                             in the transaction. Each interest
                                             in basis risk interest carry
                                             forward payments will be treated as
                                             an interest rate cap contract for
                                             federal income tax purposes.

ERISA Considerations..............  Subject to the conditions described under
                                    "ERISA Considerations" in this prospectus supplement, the offered certificates may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code.

                                    In making a decision regarding investing in any class of offered certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Legal Investment..................  The offered certificates will not constitute
                                    "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings...........................  In order to be issued, the offered certificates must be assigned ratings not lower than the following by Dominion Bond Rating Service, Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.:

                                    Class   S&P    Moody's   Fitch      DBRS
                                    A-2A    AAA      Aaa      AAA       AAA
                                    A-2B    AAA      Aaa      AAA       AAA
                                    A-2C    AAA      Aaa      AAA       AAA
                                     M-1    AA+      Aa1      AA+     AA(high)
                                     M-2     AA      Aa2      AA+        AA
                                     M-3    AA-      Aa3       AA     AA(low)
                                     M-4     A+       A1      AA-     A(high)
                                     M-5     A+       A2       A+     A(high)
                                     M-6     A        A3       A         A
                                     B-1     A-      Baa1      A-      A(low)
                                     B-2    BBB+     Baa2     BBB+   BBB(high)
                                     B-3    BBB      Baa3     BBB       BBB

                                    A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies. The ratings set forth above do not take into account the existence of the interest rate cap agreements.

                                  RISK FACTORS

      In addition to the risk factors discussed in the prospectus, prospective certificateholders should consider, among other things, the following additional factors in connection with the purchase of the certificates. Unless otherwise noted, all percentages are based upon the scheduled principal balances of the mortgage loans as of the cut-off date, which is December 1, 2005. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, with the exception of mortgage loans that are 30 to 59 days delinquent (as defined in this prospectus supplement) comprising approximately 1.65% of the mortgage loans and mortgage loans that are 60 to 89 days delinquent comprising approximately 0.70% of the mortgage loans.

Less stringent underwriting standards and the resultant potential for delinquencies on the mortgage loans could lead to losses on your securities.

      The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

      The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

      Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, may experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

      In particular, the following approximate percentages of mortgage loans on the cut-off date were secured by mortgaged properties located in the following states:

Aggregate Mortgage Loans

      California        Florida           New York
      -------------     -------------     -------------
      22.95%            9.93%             8.62%

      Massachusetts     Texas             New Jersey
      -------------     -------------     -------------
      6.53%             5.28%             5.23%

Group I Mortgage Loans


      California        Florida           New York
      -------------     -------------     -------------
      14.80%            11.62%            7.58%

      Massachusetts     Texas             New Jersey
      -------------     -------------     -------------
      7.47%             5.58%             5.26%

Group II Mortgage Loans

      California        New York          New Jersey
      -------------     -------------     -------------
      46.34%            11.59%            5.14%

      Florida
      -------------
      5.07%

      Because of the relative geographic concentration of the mortgaged properties within certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, wildfires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

Effect on yields caused by prepayments, defaults and losses.

Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

      o If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you expect.

      o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you expect.

      o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

      o The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

      o Approximately 71.52% of the group I mortgage loans and approximately 78.41% of the group II mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from one to three years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

      o Option One Mortgage Corporation, the responsible party may be required to purchase mortgage loans from the trust in the event certain breaches of its representations and warranties occur and have not been cured. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

      o The majority holders in the aggregate of the Class X certificates may purchase all of the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

      o As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, are likely to result in an earlier return of principal to the LIBOR certificates and are likely to influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans would influence the yield on the LIBOR certificates.

      o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

      o The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the Class M and Class B certificates generally are not entitled to receive (unless the aggregate principal balance of the Class A certificates has been reduced to zero) any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in January 2009. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the Class M and Class B certificates may continue (unless the aggregate principal balance of the Class A certificates has been reduced to zero) to receive no portion of the amount of principal then payable to the LIBOR certificates. The weighted average lives of the Class M and Class B certificates will therefore be longer than would otherwise be the case. The effect on the market value of the Class M and Class B certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

      o If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This may reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

Newly originated mortgage loans may be more likely to default, which may cause losses on the LIBOR certificates.

      o Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. All of the mortgage loans were originated less than 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

The credit enhancement features may be inadequate to provide protection for the LIBOR certificates.

      o The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M certificates and, to a lesser degree, the holders of the Class B certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

      o If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

Interest generated by the mortgage loans may be insufficient to maintain the required level of overcollateralization.

     The weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the pass-through rates on the LIBOR certificates. After taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees payable by the trust. Any remaining interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest generated by the mortgage loans will be used to maintain overcollateralization at the required level determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next risk factor, will affect the amount of excess interest that the mortgage loans will generate:

      o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

      o Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

      o If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

      o All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, approximately 0.32% of adjustable-rate mortgage loan do not have an initial fixed rate period, the first adjustment of the interest rates for approximately 88.97% of the adjustable-rate mortgage loans will not occur until two years after the date of origination, the first adjustment of the interest rates for approximately 3.37% of the adjustable-rate mortgage loans will not occur until three years after the date of origination, the first adjustment of the interest rates for approximately 7.33% of the adjustable-rate mortgage loans will not occur until five years after the date of origination and the first adjustment of the interest rates for approximately 0.01% of the adjustable-rate mortgage loans will not occur until fifteen years after the date of origination. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rate on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the LIBOR certificates cannot exceed the weighted average interest rate of the mortgage loans reduced for net payments to the swap provider in the applicable mortgage loan group less certain fees payable by the trust, in the case of the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates, or the weighted average interest rate reduced for net payments to the swap provider of the subordinate portions of the mortgage loans in both mortgage loan groups less certain fees payable by the trust, in the case of the Class M and Class B certificates.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

      o Investors in the LIBOR certificates, and particularly the Class B certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of mortgage rates and other factors on the pass-through rates of the LIBOR certificates.

      The LIBOR certificates accrue interest at pass-through rates based on the one-month LIBOR index plus specified margins, but are subject to certain limitations. Those limitations on the pass-through rates for the LIBOR certificates are, in part, based on the weighted average of the interest rates on the mortgage loans reduced for net payments to the swap provider and net of certain fees payable by the trust.

      A variety of factors, in addition to those described in the previous risk factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

      o The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on the adjustable-rate mortgage loans are based on a six-month LIBOR index. All of the adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their mortgage rates, and, as discussed in the previous risk factor, most of the adjustable-rate mortgage loans will not have the first adjustment to their mortgage rates until two years, three years, five years or fifteen years after the origination of those mortgage loans. As a result of the limit on the pass-through rates for the LIBOR certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

      o Six-month LIBOR may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on certain of the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

      o The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on certain of the adjustable-rate mortgage loans adjust less frequently and are also subject to maximum interest rate caps and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates for the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.

      o If the pass-through rates on the LIBOR certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the group II mortgage loans, in the case of the Class A-2 certificates (in each case, reduced for net payments to the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. In addition, these shortfalls may be recovered from net payments from the swap provider. These shortfalls suffered by the Class M and Class B certificates may also be covered by amounts payable under the interest rate cap agreements relating to the Class M and Class B certificates. However, we cannot assure you that these funds, if available, will be sufficient to fully cover these shortfalls.

Some of the mortgage loans have an initial interest-only period, which may result in increased delinquencies and losses.

      Approximately 22.78% of the mortgage loans have an initial interest-only period of five years. During the interest-only period, the payment made by the related mortgagor will be less than it would be if the principal of the mortgage loan was required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the offered certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

      After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the offered certificates.

      Mortgage loans with an initial interest-only period are relatively new in the subprime mortgage marketplace. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a greater expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in full of a balloon loan depend on the borrower's ability to refinance the balloon loan or sell the mortgaged property.

      Approximately 2.15% and 5.45% of the group I mortgage loans and the group II mortgage loans, respectively, will not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments, i.e., balloon payments, at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon the borrower's ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

      o the level of available interest rates at the time of sale or refinancing;

      o     the borrower's equity in the related mortgaged property;

      o     the financial condition of the mortgagor;

      o     tax laws;

      o     prevailing general economic conditions; and

      o the availability of credit for single family real properties generally.

Effect on yields due to rapid prepayments; no assurance of amounts received under the interest rate swap agreement.

      Any net payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the pass-through rates on the offered certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the scheduled notional amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates.

      In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

     Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds 4.893%. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

      See "Description of the Certificates--Distributions of Interest and Principal," "--Swap Account" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the mortgage loans could lead to shortfalls in the distribution of interest on your certificates.

      When a voluntary principal prepayment is made by the mortgagor on a mortgage loan (excluding any payments made upon liquidation of any mortgage loan), the mortgagor is charged interest on the amount of prepaid principal only up to the date of the prepayment, instead of for a full month. However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the prepayment period - generally, from the 16th day of the month prior to the month in which the distribution occurs through the 15th day of the month in which that distribution date occurs -in which the prepayment was received by the servicer. The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with a voluntary principal prepayment and thirty days' interest on the amount of the prepayment, but only to the extent those shortfalls are not covered by prepayment interest excesses resulting from prepayments that occur from the first day of the distribution date month through the 15th day of that month and only to the extent of the servicing fees for that distribution date.

      If the servicer fails to make such compensating interest payments or the shortfall exceeds the sum of the servicing fees and prepayment interest excesses for any distribution date, there will be fewer funds available for the distribution of interest on the certificates. In addition, no such payments from the servicer or prepayment interest excesses will be available to cover prepayment interest shortfalls resulting from involuntary prepayments such as a liquidation of a defaulted mortgage loan. Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

Additional risks associated with the Class M and Class B Certificates.

      The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of overcollateralization following distributions of principal on the related distribution date, will reduce the aggregate principal balance of the Class B-3, the Class B-2, the Class B-1, the Class M-6, the Class M-5, the Class M-4, the Class M-3, the Class M-2 and the Class M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they are liquidated. However, the amount of any realized losses allocated to the Class M or Class B certificates may be paid to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      Unless the aggregate principal balances of the Class A certificates have been reduced to zero, the Class M and Class B certificates will not be entitled to any principal distributions until at least January 2009 or a later date as provided in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the Class M and Class B certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Class M and Class B certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

      In addition, the multiple class structure of the Class M and Class B certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of Class M and Class B certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the Class M and Class B certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

Delay in receipt of liquidation proceeds; liquidation proceeds may be less than the mortgage loan balance.

      Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, reimbursement of advances made on a mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements are insufficient to cover the loss.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

      Approximately 1.27% of the mortgage loans as of the cut-off date are secured by second-lien mortgages which are subordinate to the rights of the holder of the related senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage loan may not foreclose on the mortgaged property securing such mortgage loan unless it either pays the entire amount of the senior mortgage loan to the senior mortgage lender at or prior to the foreclosure sale or undertakes the obligation to make payments on the senior mortgage loan in the event of a default under the senior mortgage loan. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

      An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second-lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second-lien mortgage loan after satisfaction of any senior liens.

Bankruptcy of borrowers may adversely affect distributions on certificates.

      The application of federal and state laws, including bankruptcy and debtor relief laws, may interfere with or adversely affect the ability to realize on the properties, enforce deficiency judgments or pursue collection litigation with respect to defaulted loans. As a consequence, borrowers who have defaulted on their loans and sought, or are considering seeking, relief under bankruptcy or debtor relief laws will have substantially less incentive to repay their loans. As a result, these loans will likely experience more severe losses, which may be total losses and could therefore increase the risk that you will suffer losses.

Bankruptcy of other parties may adversely affect distributions on certificates.

      The depositor intends to treat the transfer of the loans to the trust as an absolute transfer and not as a secured lending arrangement. In this event, the loans would not be part of the depositor's bankruptcy estate if a bankruptcy occurred and would not be available to the depositor's creditors. If the depositor becomes insolvent, it is possible that the bankruptcy trustee or a creditor of the depositor may attempt to recharacterize the sale of the loans as a borrowing by the depositor, secured by a pledge of the loans. This position, if accepted by a court, could prevent timely distributions of amounts due on the certificates and result in a reduction of distributions on the certificates.

      If a bankruptcy or insolvency of the servicer occurs, the bankruptcy trustee or receiver may have the power to prevent the trustee or the depositor from appointing a successor servicer.

      In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize on its security. See "Certain Legal Aspects of Residential Loans" in the prospectus.

High loan-to-value ratios increase risk of loss.

      Mortgage loans with higher loan-to-value ratios may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately 34.87% and 39.20% of the group I mortgage loans and group II mortgage loans, respectively, had loan-to-value ratios at origination or, with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80% but not more than 100%. Although approximately 81.68% and 66.83% of the group I mortgage loans and group II mortgage loans, respectively, with original loan-to-value ratios of 80% or greater, have primary mortgage insurance, we cannot assure you that the primary mortgage insurance coverage will be adequate to cover any losses that might be experienced by those mortgage loans.

      Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties or the actual value of such mortgaged properties.

Violation of various federal, state and local laws may result in losses on the mortgage loans.

      There has been an increased focus by state and federal banking regulatory agencies, state attorneys general offices, the Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

      Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

      The mortgage loans are also subject to federal laws, including:

      o the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience.

      Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of these federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

      Option One Mortgage Corporation will represent that each mortgage loan sold by it is in compliance with applicable federal and state laws and regulations. In addition, Option One Mortgage Corporation will represent that none of the mortgage loans sold by it or its affiliates is covered by the Home Ownership and Equity Protection Act of 1994 or is classified as "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law. In the event of a breach of any of such representations, Option One Mortgage Corporation will be obligated to cure such breach or repurchase or replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Option One Mortgage Corporation may not be able to repurchase defective mortgage loans.

      Option One Mortgage Corporation will make various representations and warranties related to the mortgage loans. Those representations are summarized in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      If Option One Mortgage Corporation fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then Option One Mortgage Corporation would be required to repurchase or substitute for the defective mortgage loan. It is possible that Option One Mortgage Corporation may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons. The inability of Option One Mortgage Corporation to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

Additional risks associated with Option One Mortgage Corporation.

      In July 2004, Option One Mortgage Corporation was named as defendant and served with a class action complaint filed by Larry and Brandi Freitag, as plaintiffs, in the Third Judicial Circuit Court in Madison County, Illinois. The complaint alleges breach of contract, or in the alternative unjust enrichment, and violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. Specifically, the plaintiffs allege that Option One Mortgage Corporation improperly retained an extra day of per diem interest on residential mortgage loans by charging per diem interest up to and including the date of payoff. The class is defined as all persons in the United States who paid interest on or after the day of payoff and who did not receive a refund from Option One Mortgage Corporation of the interest charged on or after the day of payoff. This action is one of several actions filed earlier against other lenders by the same attorneys on a similar basis in the same court. In one such action, the court granted the defendant's motion to dismiss the plaintiff's claims of defendant's violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. Plaintiffs have agreed to settle their individual claims; plaintiffs' counsel has a motion pending to continue prosecution of the class action. Plaintiff's counsel filed a motion to substitute Larry and Pamela Smith as plaintiffs, which was granted. Option One Mortgage Corporation filed a motion to compel arbitration.

      On March 15, 2005, Option One Mortgage Corporation entered into an agreement with the United States Attorney's Office for the Eastern District of Pennsylvania memorializing various revisions and enhancements to its fraud detection and prevention policies and procedures as a result of an investigation of allegations that independent mortgage brokers had committed fraud in loans submitted to Option One Mortgage Corporation. The United States Attorney's Office made no finding that Option One Mortgage Corporation itself violated any law or regulation.

      In April 2005, Option One Mortgage Corporation was named as a defendant and served with a class action complaint filed by Carol Vines and Virginia Loucile Henderson, as plaintiffs, in the United States District Court for the Eastern District of Texas, Lufkin Division. The complaint alleges that the Texas Constitution prohibits lenders from making variable rate home equity loans and seeks forfeiture of all Texas variable rate home equity loans made prior to December 30, 2003 in which the monthly payment amount changed when the interest rate changed. Texas' state courts have dismissed two similar suits filed by plaintiffs' counsel. On September 27, 2005, plaintiff, Henderson voluntarily dismissed her claim. Pending before the Court is Option One Mortgage Corporation's motion to dismiss the remaining plaintiff or in the alternative to compel arbitration.

      In September 2005, Option One Mortgage Corporation was named as a defendant and served with a class action complaint filed by Pamela Phillips, as plaintiff, in the United States District Court for the

Central District of California, Southern Division. The complaint alleges that Option One Mortgage Corporation's affiliate H&R Block Mortgage Corporation willfully obtained the plaintiffs consumer credit report without a "permissible purpose" as defined in the federal Fair Credit Reporting Act and without the plaintiff having authorized such access or initiated a transaction. Option One Mortgage Corporation is named as a defendant under the theory that H&R Block Mortgage Corporation is its alter-ego.

Failure of servicer to perform may adversely affect distributions on certificates.

      The amount and timing of distributions on the certificates generally will be dependent on the servicer to perform its servicing obligations in an adequate and timely manner. See "The Servicer" in this prospectus supplement. If the servicer fails to perform its servicing obligations, this failure may result in the termination of the servicer. That termination with its transfer of daily collection activities will likely increase the rates of delinquencies, defaults and losses on the loans. As a result, shortfalls in the distributions due on your certificates could occur.

The swap agreement and the interest rate cap agreements are subject to counterparty risk.

      The assets of the trust include an interest rate swap agreement that will require the swap provider to make certain payments for the benefit of the holders of the LIBOR certificates and interest rate cap agreements that will require the cap provider to make certain payments for the benefit of the holders of the Class M and Class B certificates. To the extent that payments on the offered certificates depend in part on payments to be received by the trustee under these agreements, the ability of the trustee to make such payments on such classes of certificates will be subject to the credit risk of the swap provider and the cap provider.

The credit rating of the swap provider could affect the rating of the LIBOR certificates

      Barclays Bank PLC, the swap provider under the interest rate swap agreement, is rated "AA+" by Fitch, Inc., "AA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "Aa1" by Moody's Investors Service, Inc. The ratings on the LIBOR certificates are dependent in part upon the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the LIBOR certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the LIBOR certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

Limitations on and exclusions from primary mortgage insurance coverage.

      Approximately 93.31% and 94.17% of the mortgage loans in group I and group II, respectively, had original loan-to-value ratios greater than 60%, calculated as described under "The Mortgage Loan Pool--General" in this prospectus supplement. On the closing date, a loan-level primary mortgage insurance policy will be acquired from Radian Guaranty Inc. on behalf of the trust, providing initial insurance coverage for approximately 78.87% and 59.08% of those mortgage loans in group I and group II, respectively, with original loan-to-value ratios greater than 60%. However, this policy is subject to various limitations and exclusions. As a result, coverage may be limited or denied on some mortgage loans. In addition, since the amount of coverage depends on the loan-to-value ratio of the mortgaged property at origination of the mortgage loan, a decline in the value of the related mortgaged property will not result in increased coverage, and the trust may still suffer a loss on a covered mortgage loan. Accordingly, this policy will provide only limited protection against losses on the mortgage loans. See "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

Effect of creditworthiness of primary mortgage insurer on ratings of the LIBOR certificates.

      The ratings assigned to the LIBOR certificates by the rating agencies will be based in part on the credit ratings assigned to Radian Guaranty Inc., the insurer providing the primary mortgage insurance coverage. The credit ratings assigned to the insurance company could be qualified, reduced or withdrawn at any time. Any qualification, reduction or withdrawal of the ratings assigned to either of those insurance companies could result in reduction of the ratings assigned to the LIBOR certificates, which could in turn affect the liquidity and market value of the LIBOR certificates. See "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

External events may increase the risk of loss on the mortgage loans.

      In response to previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. The servicer will not cover shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act or similar state laws. This may result in interest shortfalls on the mortgage loans, which may result in shortfalls of interest on your certificates. None of the depositor, the underwriter, the trustee, the servicer, the responsible party or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and "Material Legal Aspects of the Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

Drug, RICO and money laundering violations could lead to property forfeitures.

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, did not know or was reasonably without cause to believe that the property was subject to forfeiture. However, there is no assurance that such a defense would be successful.

The certificates are obligations of the trust only.

      The certificates will not represent an interest in or obligation of the depositor, the servicer, Option One Mortgage Corporation, the trustee or any of their respective affiliates. Neither the LIBOR certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the servicer, the trustee or any of their respective affiliates.

Proceeds of the assets included in the trust (including the interest rate cap agreements for the benefit of the Class M certificates and the Class B certificates, the interest rate swap agreement and the Radian Guaranty Inc. primary mortgage insurance policy covering certain of the mortgage loans) will be the sole source of payments on the LIBOR certificates, and there will be no recourse to the depositor, the servicer, the responsible party, the trustee or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your investment may not be liquid.

      The underwriter intends to make a secondary market in the LIBOR certificates, but it will have no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

      The secondary markets for asset backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

      The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequence to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The ratings on your certificates could be reduced or withdrawn.

      Each rating agency rating the LIBOR certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency qualifies, reduces or withdraws its rating on one or more classes of the LIBOR certificates, the liquidity and market value of the affected certificates is likely to be reduced.

LIBOR certificates may not be suitable investments.

      The LIBOR certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The LIBOR certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pool of mortgage loans as of the cut-off date, which is December 1, 2005. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, with the exception of the delinquencies referred to under "--General" below. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5.00% from the cut-off pool of mortgage loans described in this prospectus supplement.

General

      The trust will primarily consist of approximately 5,514 conventional, subprime, adjustable- and fixed-rate, fully-amortizing, first-lien and second-lien residential mortgage loans with original terms to maturity from the first scheduled payment due date of not more than 30 years, having an aggregate scheduled principal balance of approximately $1,008,164,920 as of the cut-off date. The mortgage loans in the trust were acquired by Barclays Bank PLC, an affiliate of the depositor, from Option One Mortgage Corporation or its affiliates. Option One Mortgage Corporation previously originated or acquired the mortgage loans and sold them to its affiliates.

      The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. Because, in general, such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten to a higher standard.

      Approximately 15.54% of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 84.46% are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

      All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens on residential properties consisting of one-to-four family dwelling units, individual condominium units, manufactured housing or individual units in planned unit developments.

      Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      Approximately 35.99% of the mortgage loans have original loan-to-value ratios at origination, or with respect to second- lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80%. The "loan-to-value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the lesser of (i) the sale price of the mortgaged property and (ii) the lesser of (y) its appraised value at the time of sale or
(z) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation, or (b) in the case of a refinancing or modification, the lesser of (i) the appraised value of the mortgaged property at the time of the refinancing or modification or (ii) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation.

      The "combined loan-to-value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of the second- lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, at the date of determination to (a) in the case of a purchase, the lesser of (i) the sale price of the mortgaged property and (ii) the lesser of (y) its appraised value at the time of sale or (z) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation, or (b) in the case of a refinancing or modification, the lesser of (i) the appraised value of the mortgaged property at the time of the refinancing or modification or (ii) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation.

      The "combined effective loan to value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of the second-lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, less initial primary mortgage insurance coverage through the PMI Insurer (if any), at the date of determination to (a) in the case of a purchase, the lesser of (i) the sale price of the mortgaged property and (ii) the lesser of (y) its appraised value at the time of sale or (z) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation, or (b) in the case of a refinancing or modification, the lesser of (i) the appraised value of the mortgaged property at the time of the refinancing or modification or (ii) the appraised value determined by a review appraisal conducted by Option One Mortgage Corporation.

      None of the mortgage loans are covered by existing primary mortgage insurance policies. With respect to mortgage loans representing approximately 73.72% of the mortgage loans with original loan-to-value ratios at origination (or with respect to second- lien mortgage loans, combined loan-to-value ratios at origination) in excess of 60% (the "60+ LTV Loans"), initial primary mortgage insurance coverage through the PMI Insurer will be acquired, as described under "--Primary Mortgage Insurance" in this prospectus supplement. All of these mortgage loans covered by the PMI insurance policy are first-lien mortgage loans.

      As of the cut-off date, 1.65% of the mortgage loans were 30 to 59 days Delinquent and 0.70% of the mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments. "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan.

      All of the mortgage loans are fully amortizing, except with respect to approximately 3.00% of the mortgage loans that are balloon mortgage loans.

Prepayment Premiums

      Approximately 73.30% of the mortgage loans provide for payment by the borrower of a prepayment premium or charge (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one to three years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of 3 years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR certificates.

      The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if such waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan or the Prepayment Premium is not permitted to be collected under applicable law.

Adjustable-Rate Mortgage Loans

      All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related mortgage rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date").

      The first adjustment of the interest rates for approximately 88.89% and 0.08% of the adjustable-rate mortgage loans will occur after an initial period of approximately two years following origination (the "2/28 Adjustable Rate Mortgage Loans" and "2/13 Adjustable Rate Mortgage Loans," respectively), or in the case of approximately 3.37% of the adjustable-rate mortgage loans, approximately three years following origination (the "3/27 Adjustable Rate Mortgage Loans") or in the case of approximately 7.33% of the adjustable-rate mortgage loans, approximately five years following origination (the "5/25 Adjustable Rate Mortgage Loans"). In addition, the first adjustment of the interest rates for approximately 0.01% of the adjustable-rate mortgage loans will occur after an initial period of approximately fifteen years following origination (the "15/15 Adjustable Rate Mortgage Loans") and approximately 0.32% of the adjustable-rate mortgage loans will adjust after an initial period of six months (the "6-Month Adjustable Rate Mortgage Loans"). Approximately 19.83% of the adjustable-rate mortgage loans are interest-only loans for the first five years and have their first adjustment of interest rates after an initial period of approximately two years (the "2/28 5-Year Interest-Only Loans"), approximately 0.97% of the adjustable-rate mortgage loans are interest-only mortgage loans for the first five years and have their first adjustment of interest rates after an initial period of approximately three years (the "3/27 5-Year Interest-Only Loans") and approximately 5.42% of the adjustable-rate mortgage loans are interest-only mortgage loans for the first five years and have their first adjustment of interest rates after an initial period of approximately five years (the "5/25 5-Year Interest-Only Loans"). On each Adjustment Date for an adjustable-rate mortgage loan, the mortgage rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the Loan Index and a fixed percentage amount (the "Gross Margin"), provided, that, all the mortgage rates on each such adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage (ranging from 1.000% to 3.000%) specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first such Adjustment Date, and will not exceed a specified maximum mortgage rate over the life of such mortgage loan (the "Maximum Rate") or be less than a specified minimum mortgage rate over the life of such mortgage loan (the "Minimum Rate"). The mortgage rate will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"); the Initial Caps range from 1.000% to 3.000% for all of the adjustable-rate mortgage loans. Effective with the first monthly payment due on each adjustable-rate mortgage loan after each related Adjustment Date, or following the interest-only period in the case of the interest-only loans, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the mortgage rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the mortgage rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the Loan Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable mortgage rate to a fixed mortgage rate.

The Index

      With respect to all of the adjustable-rate mortgage loans, the Loan Index used in determining the related mortgage rates is the average of the interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index"), as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or
(3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the Loan Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Primary Mortgage Insurance

      Approximately 93.53% of the mortgage loans are 60+ LTV Loans. See "The Mortgage Loan Pool--General" in this prospectus supplement. None of the mortgage loans are covered by existing primary mortgage insurance policies. A loan level primary mortgage insurance policy (such policy, together with the related commitment letter, the "PMI Policy") will be acquired on or prior to the closing date with respect to mortgage loans representing approximately 73.72% of the 60+ LTV Loans from Radian Guaranty Inc. (the "PMI Insurer"). All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

      The following is a brief description of the PMI Insurer and the PMI
Policy.

      The PMI Insurer, a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. The PMI Insurer is licensed in all 50 states, the District of Columbia and Guam to offer mortgage insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. The PMI Insurer's financial strength is rated "AA" by S&P and Fitch and "Aa3" by Moody's. The PMI Insurer's financial strength currently is not rated by any other rating agency. The ratings reflect each respective rating agencies' current assessments of the creditworthiness of the PMI Insurer and its ability to pay claims on its policies of insurance. Each financial strength rating of the PMI Insurer should be evaluated independently. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of offered certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have a material adverse effect on the market prices of the offered certificates. The PMI Insurer does not guaranty the market prices of the offered certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

      The PMI Policy. The PMI Policy covers approximately 73.72% of the 60+ LTV Loans. The PMI Policy will insure against default (subject to certain exclusions from coverage) under each covered mortgage loan in an amount equal to a percentage of the unpaid principal balance of the mortgage loan equal to 100% minus a fraction, expressed as a percentage, equal to (x) 60% over (y) the loan-to-value ratio of the mortgage loan at origination, minus any existing primary mortgage insurance coverage.

      The PMI Policy only covers first lien mortgage loans that meet certain underwriting criteria. The PMI Policy is required to remain in force with respect to each covered mortgage loan until (i) the principal balance of such mortgage loan is paid in full or liquidated, (ii) optional termination of the trust occurs or (iii) any other event specified in the PMI Policy occurs that allows for the termination of such PMI Policy by the PMI Insurer. Such events include, but are not limited to, failure to pay the premium under the PMI Policy when due or to comply with any condition as required by the PMI Policy. No coverage of any mortgage loan under that policy is required where prohibited by applicable law.

      The PMI Policy generally requires that delinquencies on any covered mortgage loan must be reported to the PMI Insurer with 15 days after such loan is three months in default, and appropriate proceedings to the obtain title to the property securing the covered mortgage loan must be commenced within six months of default. The PMI Policy contains provisions substantially as follows:
(i) for the insured to present a claim, the insured must have acquired and tendered to the PMI Insurer good and merchantable title to the property securing the covered mortgage loan, free and clear of all liens and encumbrances, including, but not limited to, any right of redemption by the mortgagor, unless such acquisition of good and merchantable title is excused under the terms of the PMI Policy; (ii) a claim generally includes unpaid principal, accrued interest to the date the claim is submitted to the PMI Insurer by the insured, and certain expenses; (iii) when a claim is presented, the PMI Insurer will have the option of either (A) paying the claim in full and taking title to the property securing the covered mortgage loan or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the covered mortgage loan; (iv) claims generally must be filed within 60 days after the insured has acquired good and merchantable title to the property securing the covered mortgage loan; and (v) a claim generally must be paid within 60 days after the claim is filed by the insured.

      Unless approved in writing by the PMI Insurer, the servicer on behalf of the insured under the PMI Policy may not make any change in the terms of the covered mortgage loan, including the borrowed amount, interest rate, term or amortization schedule of the covered mortgage loan; nor make any change in the property or other collateral securing the covered mortgage loan; nor release any mortgagor under the covered mortgage loan from liability. If a covered mortgage loan is assumed with the servicer on behalf of the insured's approval, then the PMI Insurer's liability for coverage generally will terminate as of the date of such assumption, unless the PMI Insurer approves the assumption in writing.

      The PMI Policy specifically excludes coverage of: (i) any claim resulting for a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; (ii) any claim, if the mortgage, deed of trust or other similar instrument did not provide the servicer on behalf of the insured at origination with a first lien on the property securing the covered mortgage loan; and (iii) certain claims involving or arising out of any breach by the insured of its representations and warranties under, or its failure to comply with the terms of, the PMI Policy.

      In issuing the PMI Policy, the PMI Insurer has relied upon certain information and data regarding the mortgage loans furnished to it. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) fraud or negligence in origination or servicing of the mortgage loan, including, but not limited to, misrepresentation by the borrower, lender or other persons involved in the origination of such mortgage loan or the application for insurance; (ii) failure to construct a property securing a mortgage loan in accordance with specified plans or (iii) physical damage to a property securing a mortgage loan.

      The preceding description of the PMI Policy is only a brief summary of the provisions, terms and conditions of the PMI Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Policy, a copy of which is available upon request from the trustee and which will be an exhibit to the pooling and servicing agreement to be filed with the Securities and Exchange Commission.

      The premiums payable to the PMI Insurer (including any state and local taxes on those premiums) (the "PMI Insurance Premiums") for coverage of each insured mortgage loan will be paid by the servicer from interest collections on the mortgage loans as described under "Description of the Certificates--Distributions of Interest and Principal." These premiums are calculated as the per annum fee rate set forth in the commitment letter of the PMI Insurer (including any state and local taxes on those premiums) (the "Insurance Fee Rate") applied to the scheduled principal balance of each mortgage loan insured under such PMI Policy.

Junior Liens

      Approximately 1.27% of the mortgage loans are secured by second-liens on the related mortgaged properties. The range of combined loan-to-value ratios at origination of these second-lien mortgage loans is approximately 35.60% to 100.00%, and the weighted average combined loan-to-value ratio at origination of these second-lien mortgage loans is approximately 86.33%. The range of credit scores at origination of these second-lien mortgage loans is approximately 505 to 772 and the weighted average credit score at origination of these second-lien mortgage loans is approximately 648.

Underwriting Guidelines

      General. The information set forth in the following paragraphs has been provided by Option One Mortgage Corporation, and none of the depositor, the underwriters, the trustee or any other person makes any representation as to the accuracy or completeness of such information.

      Underwriting Guidelines. The Mortgage Loans will have been originated generally in accordance with Option One's Guidelines (the "Option One Underwriting Guidelines"). The Option One Underwriting Guidelines are primarily intended to assess the value of the mortgaged property, to evaluate the adequacy of such property as collateral for the mortgage loan and to assess the applicant's ability to repay the mortgage loan. The Mortgage Loans were also generally underwritten with a view toward resale in the secondary market. The Mortgage Loans generally bear higher rates of interest than mortgage loans that are originated in accordance with customary Fannie Mae and Freddie Mac standards.

      On a case-by-case basis, exceptions to the Option One Underwriting Guidelines are made where compensating factors exist. Except as specifically stated herein, the Option One Underwriting Guidelines are the same for first lien mortgage loans and second lien mortgage loans. ......

      Each mortgage loan applicant completes an application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Option One Underwriting Guidelines require a credit report and, if available, a credit score on each applicant from a credit-reporting agency. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. A credit score is a statistical ranking of likely future credit performance developed by Fair, Isaac and Co., Inc. and made available through the three national credit data repositories--Equifax, TransUnion and Experian.

      Mortgaged properties that are to secure mortgage loans generally are appraised by qualified independent appraisers. Such appraisers inspect and appraise the subject property and verify that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

      The Option One Underwriting Guidelines require that mortgage loans be underwritten in a standardized procedure which complies with applicable federal and state laws and regulations and require Option One's underwriters to be satisfied that the value of the property being financed, as indicated by an appraisal supports the loan balance. The maximum loan amount for mortgage loans originated under the origination programs varies by state and may be originated up to $1,400,000. Option One recognizes that an appraised value is an opinion and thus, allows for variances to the appraisal based on a review of such appraisal, the loan-to-value ratio ("LTV") and other risk factors. The maximum variance between the appraisal and a review of the appraisal is limited to (i) 10% for LTVs that are less than or equal to 85%, (ii) 5% for LTVs between 85.01% and 95%, and (iii) 3% for LTVs over 95%. References to LTV's in this section are based on loan balance (including the principal balance of the senior lien when referring to a second lien mortgage loan) relative to (a) in the case of a purchase money mortgage loan, the lesser of the appraised value or the sales price of the related mortgaged property, (b) in the case of a refinance mortgage loan, the appraised value and (c) in the case of a purchase money mortgage loan used to acquire the related mortgaged property under a "lease option purchase," the lesser of the appraised value or, if the "lease option purchase price" was set less than 12 months prior to origination, the sale price of the related mortgaged property . There can be no assurance that the value of a mortgaged property estimated in any appraisal or review is equal to the actual value of such mortgaged property at the time of such appraisal or review. Furthermore, there can be no assurance that the actual value of a mortgaged property has not declined subsequent to the time of such appraisal or review....

      Option One Underwriting Guidelines require a reasonable determination of an applicant's ability to repay the loan. Such determination is based on a review of the applicant's source of income, calculation of a debt service-to-income ratio based on the amount of income from sources indicated on the loan application or similar documentation, a review of the applicant's credit history and the type and intended use of the property being financed.

      Except with respect to the No Documentation program that is described below, the Option One Underwriting Guidelines require verification or evaluation of the income of each applicant and, for purchase transactions, verification of the seasoning or source of funds (in excess of $2,500) required to be deposited by the applicant into escrow. The income verification required under Option One's various mortgage loan programs is as follows:

      Full Documentation, the highest level of income documentation, generally requires applicants to submit one written form of verification from the employer of stable income for at least 12 months. A wage-earner may document income by a current pay stub reflecting year to date income and applicant's most recent W-2 or IRS Form 1040. A self-employed applicant may document income with either the most recent federal tax returns or personal bank statements.

      Lite Documentation is for applicants who otherwise cannot meet the requirements of the full documentation program and requires applicants to submit 3 months' bank statements or a paystub as verification of income.

      Stated Income Documentation applicants are qualified based upon monthly income as stated on the mortgage loan application.

      No Documentation, which is only available under the AA+ credit grade, does not require any statement or proof of income, employment or assets. The credit decision is based on the borrower's credit score and credit trade lines.

      For wage earning borrowers, all documentation types require a verbal verification of employment to be conducted within 48 hours prior to funding.

      Latitude Advantage Program. The majority of Option One's loan originations are underwritten using its "Latitude Advantage" program guidelines. Under the Latitude Advantage program, the maximum LTV is based on an applicant's credit score, risk grade, income documentation and use and type of property. Maximum LTV for Full Documentation loans are generally higher than the maximum LTV for corresponding Lite Documentation or Stated Income loans. The maximum LTV for loans secured by owner-occupied properties are generally higher than for loans secured by properties that are not owner-occupied. The credit report of the applicant whose credit score is being used for qualifying purposes must reflect three or more tradelines. A minimum credit score of 500 is required, although a credit score greater than 580 is often required to qualify for the maximum LTV (100%) under the program. The debt-to-income ratio is generally less than 55%. Latitude Advantage guidelines require bankruptcies be discharged, dismissed or paid off at or prior to funding. Collections and judgments which are less than 12 months old and greater than $5,000 must be paid down or paid off at or prior to closing. Collections and judgments which are 12 or more months old are disregarded. Under the Latitude Advantage program, Option One has established six risk grades, "AA+" to "CC", based on the applicant's previous mortgage payment history. Under the AA+ risk category, the applicant must have no 30-day late mortgage payments within the last 12 months. Under the AA risk category, the applicant must have no more than one 30 day late mortgage payment within the past 12 months or no prior mortgage payment history. Under the A risk grade, the applicant must have no more than two 30-day late mortgage payments within the past 12 months. Under the B risk grade, the applicant must have no more than four 30-day late mortgage payments or two 30-day and one 60-day late mortgage payment within the past 12 months. Under the C risk grade, the applicant must have no more than six 30-day late mortgage payments, one 60-day late mortgage payment and one 90-day late mortgage payment within the past 12 months, or six 30-day late mortgage payments, two 60-day late mortgage payments and no 90-day late payments within the last 12 months. CC risk mortgage delinquencies are considered on a case-by-case basis.

      Within the Latitude Advantage program, the Score Advantage feature allows the use of the co-applicant's credit score for qualifying purposes; provided, however, to the extent the co-applicant's credit score exceeds the primary applicant's credit score by more than 100 points, then the qualifying credit score will be the primary applicant's credit score plus 100 points. Score Advantage mortgage loans must be owner occupied, Full Documentation, and have a maximum LTV of 95%. Score Advantage requires the co-applicant's contribution to qualifying income to be equal to or greater than 30% of the total qualifying income. The maximum debt-to-income ratio for this program is 5% less than the maximum debt-to-income ratio allowed under the corresponding non-Score Advantage program.

      Legacy Program. In addition to its credit score based origination program, Latitude Advantage, Option One offers the "Legacy" program. Under the Legacy program, LTV limitations are determined based on the applicant's risk grade, income documentation and use and type of property. In general, the maximum LTV increases with credit quality and are typically higher for Full Documentation loans and owner-occupied properties. The maximum debt-to-income ratio is generally less than 55% for AA, A, and B risk grades, and less than 60% for C and CC risk grades. If a credit score is available, the minimum credit score required is 500.

      Option One has established five credit grades under the Legacy program, "AA" to "CC", and considers an applicant's prior mortgage payment history, if applicable, consumer credit payment history, bankruptcy and foreclosure history, and debt-to-income ratios when determining a loan's risk grade. The

Legacy risk grades correspond directly with the Latitude Advantage risk grades with respect to previous mortgage payment history requirements. In addition, under the Legacy program no foreclosures may have occurred during the preceding three years for AA credit grade, two years for A grade and B grade with a LTV greater than 80%,18 months for B grade with a LTV less than or equal to 80%, or one year for C grade applicants. Chapter 7 and Chapter 11 bankruptcies may have occurred during the preceding two years for AA and A credit grades and B grade with a LTV greater than 80%, 18 months for B grade with a LTV less than or equal to 80%, and one year for C grade. CC risk bankruptcies are permitted if paid in full, discharged or dismissed at or prior to closing. If an applicant's Chapter 13 bankruptcy has been discharged and the applicant has a credit history otherwise complying with the credit parameters of a credit grade and the mortgage loan LTV is equal to or less than 80%, then the applicant may qualify for such credit grade.

      Exceptions. As described above, the foregoing risk categories and criteria are Underwriting Guidelines only. On a case-by-case basis, it may be determined that an applicant warrants a debt-to-income ratio exception, a pricing exception, a loan-to-value exception, a credit score exception or an exception from certain requirements of a particular risk category. An upgrade will be granted if the application reflects certain compensating factors, among others: a relatively lower LTV; a maximum of one 30-day late payment on all mortgage loans during the last 12 months; stable employment; greater than 50% fixed source of income; ownership of current residence of four or more years; or cash reserves equal to or in excess of three monthly payments of principal, interest, taxes and insurance. An upgrade or exception may also be allowed if the applicant places a down payment through escrow of at least 10% of the purchase price of the mortgaged property, or if the new loan reduces the applicant's monthly aggregate mortgage payment by 20% or more. Accordingly, certain mortgagors may qualify for a more favorable risk category or for a higher maximum LTV that, in the absence of such compensating factors, would satisfy only the criteria of a less favorable risk category or maximum LTV.

The Aggregate Mortgage Loans

      The mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of mortgage loans..................................................              $1,008,164,920
Principal balance of fixed-rate mortgage loans.......................................                $156,656,693
Principal balance of adjustable-rate mortgage loans..................................                $851,508,228
     Mortgage Rates:
       Weighted average..............................................................                      7.411%
       Range.........................................................................           3.990% to 12.950%
     Margin:
       Weighted average of the adjustable-rate mortgage loans........................                      5.561%
       Range.........................................................................            2.800% to 9.750%
Weighted average months to roll of adjustable-rate mortgage loans (in months)........                          22
Weighted average remaining term to maturity (in months)..............................                         354
Weighted average remaining interest-only term of interest-only loans (in months).....                          55

      The scheduled principal balances of the mortgage loans range from approximately $48,818 to approximately $1,438,591. The mortgage loans had an average scheduled principal balance of approximately $182,837.

      The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the mortgage loans is approximately 79.74% and approximately 35.99% of the mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, the combined loan-to-value ratios) at origination exceeding 80%.

      Mortgage loans representing approximately 73.72% of the mortgage loans that are 60+ LTV Loans are covered by the PMI Policy. All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

      Approximately 98.73% of the mortgage loans are secured by first liens. Approximately 1.27% of the mortgage loans are secured by second liens.

      As of the cut-off date, 1.65% of the mortgage loans were 30 to 59 days Delinquent and 0.70% of the mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments.

      No more than approximately 0.19% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

      The responsible party will represent that

      o none of the mortgage loans sold by it is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law;

      o none of the mortgage loans had a prepayment penalty period at origination in excess of three years;

      o none of the mortgage loans originated on or after October 1, 2002 and on or prior to March 6, 2003 is governed by the Georgia Fair Lending Act; and

      o in connection with the origination of the mortgage loans, no proceeds from a mortgage loan were used to finance a single-premium credit life insurance policy.

      See "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

     The group I mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of group I mortgage loans..........................................                $747,540,696
Principal balance of group I fixed-rate mortgage loans...............................                $107,938,124
Principal balance of group I adjustable-rate mortgage loans..........................                $639,602,572
     Mortgage Rates:
       Weighted average..............................................................                      7.466%
       Range.........................................................................            .990% to 12.950%
     Margin:
       Weighted average of the adjustable-rate mortgage loans........................                      5.666%
       Range.........................................................................            2.800% to 8.950%
Weighted average months to roll of adjustable-rate mortgage loans (in months)........                          22
Weighted average remaining term to maturity (in months)..............................                         354
Weighted average remaining interest-only term of interest-only loans (in months).....                          55

      The scheduled principal balances of the group I mortgage loans range from approximately $49,192 to approximately $538,859. The group I mortgage loans had an average scheduled principal balance of approximately $161,981.

      The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the group I mortgage loans is approximately 79.76% and approximately 34.87% of the group I mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80%.

      Mortgage loans representing approximately 78.87% of the group I mortgage loans that are 60+ LTV Loans are covered by the PMI Policy. All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

      Approximately 99.15% of the group I mortgage loans are secured by first liens. Approximately 0.85% of the group I mortgage loans are secured by second liens.

      As of the cut-off date, 1.58% of the group I mortgage loans were 30 to 59 days Delinquent and 0.51% of the group I mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments.

      No more than approximately 0.23% of the group I mortgage loans are secured by mortgaged properties located in any one zip code area.

      The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

     The group II mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of group II mortgage loans.............................................            $260,624,224
Principal balance of group II fixed-rate mortgage loans..................................             $48,718,568
Principal balance of group II adjustable-rate mortgage loans.............................            $211,905,656
     Mortgage Rates:
       Weighted Average..................................................................                  7.252%
       Range.............................................................................       4.990% to 12.500%
     Margin:
       Weighted Average of the adjustable-rate mortgage loans............................                  5.245%
       Range.............................................................................        3.000% to 9.750%
Weighted average months to roll of adjustable-rate mortgage loans (in months)............                      23
Weighted average remaining term to maturity (in months)..................................                     353
Weighted average remaining interest-only term of interest-only loans (in months).........                      55

      The scheduled principal balances of the group II mortgage loans range from approximately $48,818 to approximately $1,438,591. The group II mortgage loans had an average scheduled principal balance of approximately $289,905.

      The weighted average loan-to-value ratio (or with respect to second-lien mortgage loans, the combined loan-to-value ratio) at origination of the group II mortgage loans is approximately 79.69% and approximately 39.20% of the group II mortgage loans have loan-to-value ratios (or with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80%.

      Mortgage loans representing approximately 59.08% of the group II mortgage loans that are 60+ LTV Loans are covered by the PMI Policy. All of these mortgage loans covered by the PMI Policy are first-lien mortgage loans.

      Approximately 97.52% of the group II mortgage loans are secured by first liens. Approximately 2.48% of the group II mortgage loans are secured by second liens.

      As of the cut-off date, 1.86% of the group II mortgage loans were 30 to 59 days Delinquent and 1.22% of the group II mortgage loans were 60 to 89 days Delinquent with respect to their scheduled monthly payments.

      No more than approximately 0.66% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

      The tables on Schedule A attached to this prospectus supplement set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Credit Scores

      Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

      The tables on Schedule A attached to this prospectus supplement set forth certain information as to the Credit Scores of the related mortgagors for the mortgage loans obtained in connection with the origination of each mortgage loan.

                                  THE SERVICER

      The information contained in this prospectus supplement with regard to Option One Mortgage Corporation, the servicer, has been provided by the servicer.

      Option One Mortgage Corporation was incorporated in 1992, commenced receiving applications for mortgage loans under its regular lending program in February 1993 and began funding such mortgage loans indirectly in the same month. The principal business of Option One Mortgage Corporation is the origination, sale and servicing of non-conforming mortgage loans.

      Option One Mortgage Corporation, a California corporation headquartered in Irvine, California, will service the mortgage loans pursuant to the pooling and servicing agreement. Option One Mortgage Corporation is a wholly owned subsidiary of Block Financial, which is in turn a wholly owned subsidiary of H&R Block, Inc.

      Option One Mortgage Corporation operates as a stand-alone mortgage banking company and is a Freddie Mac approved seller/servicer.

      The following tables set forth, at or for the years ended December 31, 2002, December 31, 2003, December 31, 2004 and at or for the nine months ended September 30, 2005, certain information relating to the delinquency experience (including imminent foreclosures, foreclosures in progress and bankruptcies) of one- to four-family residential mortgage loans included in Option One Mortgage Corporation's entire servicing portfolio (which portfolio includes mortgage loans originated under Option One Mortgage Corporation's origination guidelines and mortgage loans that are subserviced for others) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date for such mortgage loan period.


                     DELINQUENCY AND FORECLOSURE EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                     At December 31, 2002                               At December 31, 2003
                         ------------------------------------------------    ------------------------------------------------
                                    By Dollar    Percent by                             By Dollar    Percent by
                         No. of     Amount of      No. of      Percent by    No. of     Amount of      No. of      Percent by
                          Loans       Loans        Loans         Amount       Loans       Loans        Loans         Amount
                         -------   -----------   ----------    ----------    -------   -----------   ----------    ----------
Total Portfolio          226,286   $28,070,873          N/A           N/A    301,778   $41,364,855          N/A           N/A
Period of Delinquency:     4,536      $494,896         2.00%         1.76%     5,207      $604,945         1.73%         1.46%
  30-59 Days
  60-89 Days               2,345      $249,011         1.04%         0.89%     2,564      $293,412         0.85%         0.71%
90 Days or more           14,075    $1,371,377         6.22%         4.89%    15,387    $1,597,177         5.10%         3.86%
                         -------   -----------   ----------    ----------    -------   -----------   ----------    ----------
Total Delinquent Loans    20,956    $2,115,285         9.26%         7.54%    23,158    $2,495,534         7.68%         6.03%
Loans in Foreclosure*     10,491    $1,059,786         4.64%         3.78%    10,764    $1,161,361         3.57%         2.81%



                                      At December 31, 2004                               At September 30, 2005
                         ------------------------------------------------    -------------------------------------------------
                                    By Dollar    Percent by                             By Dollar    Percent by
                         No. of     Amount of      No. of      Percent by    No. of     Amount of      No. of      Percent by
                          Loans       Loans        Loans         Amount       Loans       Loans        Loans         Amount
                         -------   -----------   ----------    ----------    -------   -----------   ----------    ----------
Total Portfolio          386,770   $59,156,057      N/A           N/A        481,918   $78,155,139      N/A           N/A
Period of Delinquency:     6,495      $819,245         1.68%         1.38%     8,151    $1,078,213         1.69%         1.38%
30-59 Days
60-89 Days                 2,989      $359,917         0.77%         0.61%     3,509      $446,887         0.73%         0.57%
90 Days or more           15,940    $1,722,996         4.12%         2.91%    16,352    $1,838,816         3.39%         2.35%
                         -------   -----------   ----------    ----------    -------   -----------   ----------    ----------
Total Delinquent Loans    25,424    $2,902,158         6.57%         4.91%    28,012    $3,363,916         5.81%         4.30%
Loans in Foreclosure*      9,361    $1,044,624         2.42%         1.77%     9,826    $1,123,861         2.04%         1.44%


--------------------
* Loans in foreclosure are also included under the heading "Total Delinquent Loans."


                                REAL ESTATE OWNED
                             (DOLLARS IN THOUSANDS)

                              At December 31, 2002                   At December 31, 2003
                       ------------------------------------    ------------------------------------
                                           By Dollar Amount                        By Dollar Amount
                       By No. of Loans         of Loans        By No. of Loans         of Loans
--------------------   ----------------    ----------------    ----------------    ----------------
Total Portfolio                 226,286         $28,070,873             301,778         $41,364,855
Foreclosed Loans(1)               3,461             282,689               3,361             293,629
Foreclosure Ratio(2)               1.53%               1.01%               1.11%               0.71%


                              At December 31, 2002                   At December 31, 2003
                       ------------------------------------    ------------------------------------
                                           By Dollar Amount                        By Dollar Amount
                       By No. of Loans         of Loans        By No. of Loans         of Loans
--------------------   ----------------    ----------------    ----------------    ----------------
Total Portfolio                 386,770         $59,156,057             481,918         $78,155,139
Foreclosed Loans(1)               2,536             225,362               3,344             305,761
Foreclosure Ratio(2)               0.66%               0.38%               0.69%               0.39%



--------------------
(1) For the purpose of these tables, Foreclosed Loans means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Option One Mortgage Corporation, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure.

(2) The Foreclosure Ratio is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.


                          TOTAL LOAN LOSS EXPERIENCE ON
                      SERVICING PORTFOLIO OF MORTGAGE LOANS
                             (DOLLARS IN THOUSANDS)

~                                     For the Year Ended    For the Year Ended    For the Year Ended    For the Nine Months Ended
~                                     December 31, 2002     December 31, 2003     December 31, 2004        September 30, 2005
                                      ------------------    ------------------    ------------------    -------------------------
Total Portfolio(1)                           $28,070,873           $41,364,855           $59,156,057                  $78,155,139
Net Losses(2)(3)                                $167,449              $238,678              $239,092                     $121,992
Net Losses as a Percentage of Total
Portfolio                                           0.60%                 0.58%                 0.40%                        0.21%


--------------------
(1) "Total Portfolio" on the date stated above is the principal balances of the mortgage loans outstanding on the last day of the period.

(2) "Net Losses" means "Gross Losses" minus "Recoveries." "Gross Losses" are actual losses incurred on liquidated properties for each respective period. Losses are calculated after repayment of all principal, foreclosure costs, servicing fees and accrued interest to the date of liquidation. "Recoveries" are recoveries from liquidation proceeds, deficiency judgments and mortgage insurance proceeds.

(3) "Net Losses" are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods. The information in this table reflects liquidations through September 2005 and claims, refunds or collection of mortgage insurance proceeds related to such liquidations through October 2005.

(4) For September 2005, "Net Losses as a Percentage of Total Portfolio" was annualized by multiplying Net Losses by 1.333 before calculating the percentage of "Net Losses as a Percentage of Total Portfolio".

      It is unlikely that the delinquency experience of the mortgage loans will correspond to the delinquency experience of Option One Mortgage Corporation's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for Option One Mortgage Corporation's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans included in the mortgage pool will depend on the results obtained over the life of the mortgage pool. In particular, the investors should note that newly originated loans will not be added to the mortgage pool, and the mortgage pool will therefore consist of a static pool of mortgage loans, whereas new mortgage loans are continually being originated and added to the pool for which the statistics above are compiled. Accordingly, the actual loss and delinquency percentages with respect to the mortgage pool are likely to be substantially higher than those indicated in the tables above. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Option One Mortgage Corporation. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loans.

                                   THE TRUSTEE

      Wells Fargo Bank, National Association, a national banking association, has offices (i) for purposes of certificate transfers, at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 and (ii) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:
Client Manager-SABR 2005-OP2. The trustee will perform administrative functions on behalf of the trust fund and for the benefit of the certificateholders pursuant to the terms of the pooling and servicing agreement. The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. See "The Pooling and Servicing Agreement" in this prospectus supplement.

                          THE LOAN PERFORMANCE ADVISOR

      MortgageRamp, Inc., a Delaware corporation, will monitor the performance of and make recommendations to the servicer with respect to the mortgage loans. The loan performance advisor shall rely upon the mortgage loan data provided to it by the servicer in performing its monitoring and advisory functions. The loan performance advisor shall be entitled to receive a fee until the termination of the trust or until the removal of the loan performance advisor.

                         DESCRIPTION OF THE CERTIFICATES

General

      On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in sixteen classes, the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class P, Class X and Class R certificates. Only the Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, collectively, the "Offered Certificates," will be offered under this prospectus supplement. The Offered Certificates, together with the Class A-1 certificates, will be referred to as the "LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

      The trust fund will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement;

      o     an interest rate swap agreement;

      o two interest rate cap agreements for the benefit of the Class M and Class B Certificates, respectively; and

      o if provided for in the pooling and servicing agreement, an interest rate cap agreement solely for the benefit of the Class X certificates.

      The LIBOR Certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount. Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights.

      The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2 certificates generally represent interests in the group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

Book-Entry Registration

      The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book-entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each distribution date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the trust provided or made available over its website by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the trust, the depositor, the servicer, the loan performance advisor or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor, at its option (but with the trustee's consent), notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the DTC participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, the trustee will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing date, the trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

      Pursuant to a mortgage loan purchase and warranties agreement, Option One Mortgage Corporation or its affiliates sold the mortgage loans, without recourse, to Barclays Bank PLC ("Barclays"), an affiliate of the depositor, and Barclays will sell, transfer, assign, set over and otherwise convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, Barclays will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

      In connection with the transfer and assignment of each mortgage loan to the trust, the depositor will cause to be delivered to the trustee, on or before the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

            (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

            (b) the original of any guaranty executed in connection with the mortgage note (if provided);

            (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

            (d) originals of all assumption, modification, consolidation and extension agreements, with evidence of recording on them;

            (e) the mortgage assignment(s), or copies of them certified by the applicable originator, escrow company, title company, or closing attorney, if any, showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee - which assignment may, at the originator's option, be combined with the assignment referred to in clause
      (f) below;

            (f) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

            (g) an original mortgagee title insurance policy or, in the event the original policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

            (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

      Pursuant to the pooling and servicing agreement, the trustee will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to each of the mortgage loans delivered to the trustee, with any exceptions noted. The trustee will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date--or, with respect to any Substitute Mortgage Loan delivered to the trustee, within 30 days after the receipt of the mortgage file by the trustee--and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

      If the trustee, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the trustee is required to promptly so notify the responsible party, the servicer and the depositor in writing. The responsible party will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the trustee. If, however, within thirty days after the depositor's notice of the defect, the responsible party has not caused the defect to be remedied, the responsible party will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans." The obligation of the responsible party to cure the defect or to substitute or repurchase the defective mortgage loan and to indemnify for such breach will constitute the sole remedies available to the holders of the certificates and the trustee relating to the defect.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to the pooling and servicing agreement, Option One Mortgage Corporation, the responsible party, will make representations and warranties with respect to each mortgage loan, as of the closing date, including, but not limited to:

            (1) Except with respect to mortgage loans representing approximately 2.34% of the mortgage loans, no payment required under the mortgage loan is more than 30 days Delinquent nor has any payment under the mortgage loan been more than 30 days Delinquent at any time since the origination of the mortgage loan;

            (2) Except as described in clause (1) above with respect to approximately 2.34% of the mortgage loans, there are no uncured defaults to the best of the responsible party's knowledge in complying with the terms of the mortgage, and at the time of origination, and to the best of the responsible party's knowledge, on the closing date, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

            (3) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

            (4) The mortgage loan is not subject to any unexpired right of rescission, set-off, valid counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted in writing to the responsible party with respect to the mortgage note or the mortgage, and no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the mortgage loan was originated;

            (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire and hazards of extended coverage;

            (6) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all predatory and abusive lending laws applicable to the mortgage loan, including, without limitation, any provisions relating to prepayment charges, have been complied with to the extent necessary to ensure the enforceability of the related mortgage loan in accordance with the terms of the mortgage, and the consummation of the transactions contemplated by the pooling and servicing agreement will not involve the violation of any such laws or regulations;

            (7) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed by the responsible party or that would effect any such release, cancellation, subordination or rescission. The responsible party has not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the mortgage loan to be in default, nor has the responsible party waived any default resulting from any action or inaction by the mortgagor;

            (8) Each mortgage is a valid, subsisting, enforceable and perfected first or second lien of record on a single parcel of real estate constituting the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. In no event shall any mortgage loan be in a lien position more junior than a second lien. The lien of the mortgage is subject only to:

                  (i) with respect to any second-lien mortgage loan, the lien of the first mortgage on the related mortgaged property;

                  (ii) the lien of current real property taxes and assessments not yet due and payable;

                  (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to in the appraisal made for the originator of the mortgage loan or otherwise considered by a qualified appraiser, or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

                  (iv) other matters to which like properties are commonly
            subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

            (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms (including, without limitation, any provisions relating to prepayment charges). All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of the responsible party, or to the best of the responsible party's knowledge, the mortgagor, the appraiser, any builder, or any developer, or any other party involved in the origination of the mortgage loan;

            (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance and each such title insurance policy is issued by a title insurer qualified to do business in the jurisdiction where the mortgaged property is located, insuring the responsible party, its successors and assigns, as to the first priority lien or second priority lien, as applicable, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clauses (i), (ii), (iii) and (iv) of representation 8 above;

            (11) Either (a) the mortgage loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or other similar institution which is supervised and examined by a federal or state authority, or (b) the following requirements have been met with respect to the mortgage loan: the responsible party meets the requirements set forth in clause (a), and (i) such mortgage loan was underwritten by a correspondent of the responsible party in accordance with standards established by the responsible party, using application forms and related credit documents approved by the responsible party, (ii) the responsible party approved each application and the related credit documents before a commitment by the correspondent was issued, and no such commitment was issued until the responsible party agreed to fund such mortgage loan, (iii) the closing documents for such mortgage loan were prepared on forms approved by the responsible party, and (iv) such mortgage loan was actually funded by the responsible party and was purchased by the responsible party at closing or soon thereafter. To the best of the responsible party's knowledge, the documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated in those documents, instruments or agreements or necessary to make the information and statements in those documents, instruments or agreements not misleading in light of the circumstances under which they were made;

            (12) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a mortgagor on a mortgage loan and foreclosure on, or trustee's sale of, the mortgaged property pursuant to the proper procedures, the holder of the mortgage loan will be able to deliver good and merchantable title to the mortgaged property. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

            (13) The mortgaged property is lawfully occupied under applicable law. To the best of the responsible party's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (14) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage and the security interest of any applicable security agreement or chattel mortgage;

            (15) There is no proceeding pending or, to the best of the responsible party's knowledge, threatened in writing for the total or partial condemnation of the mortgaged property. The mortgaged property, to the best of the responsible party's knowledge, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended and each mortgaged property is in good repair. There have not been any condemnation proceedings with respect to the mortgaged property and the responsible party does not have any knowledge of any such proceedings in the future;

            (16) The mortgage file contains an appraisal of the related mortgaged property signed by a qualified appraiser who had no interest, direct or indirect, in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated under that Act, all as in effect on the date the mortgage loan was originated;

            (17) None of the mortgage loans is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

            (18) None of the mortgage loans has a prepayment penalty period at origination in excess of three years;

            (19) No proceeds from any mortgage loan were used to finance a single-premium credit life insurance policy;

            (20) The responsible party has, in its capacity as servicer for each mortgage loan, caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the relevant obligor to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

            (21) Except with respect to escrow deposit accounts and certain other mortgage loans, each mortgage loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae Guides;

            (22) No mortgagor was encouraged or required to select a mortgage loan product offered by the responsible party which is a higher cost product designed for less creditworthy mortgagors, unless at the time of the mortgage loan's origination, such mortgagor did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the responsible party or any of its affiliates. If, at the time of loan application, the mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the responsible party, the responsible party referred the related mortgagor's application to such affiliate for underwriting consideration;

            (23) The methodology used in underwriting the extension of credit for each mortgage loan employs objective mathematical principles which relate the related mortgagor's income, assets and liabilities to the proposed payment, in accordance with the responsible party's underwriting guidelines, and does not rely on the extent of the related mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the related mortgagor had a reasonable ability to make timely payments on the mortgage loan;

            (24) With respect to any mortgage loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity:
      (i) prior to the mortgage loan's origination, the related mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the mortgage loan's origination, the related mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the related mortgagor in the mortgage loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the responsible party, as servicer, shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the related mortgagor's default in making the mortgage loan payments;

            (25) No mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the mortgage loan. No proceeds from any mortgage loan were used to purchase single-premium credit insurance policies as part of the origination of, or as a condition to closing, such mortgage loan;

            (26) All points and fees related to each mortgage loan were disclosed in writing to the mortgagor in accordance with applicable state and federal law and regulation. Except in the case of a mortgage loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination and certain other mortgage loans, no mortgagor was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such mortgage loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides;

            (27) All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each mortgage loan, have been disclosed in writing to the mortgagor in accordance with applicable state and federal law and regulation; and

            (28) No mortgage loan originated on or after August 1, 2004 requires the related mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

      Pursuant to the pooling and servicing agreement, upon the discovery by any of the responsible party, the servicer, the depositor or the trustee that any of the representations and warranties contained in the pooling and servicing agreement have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the pooling and servicing agreement, within sixty days of the earlier to occur of the responsible party's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the responsible party will be required to:

      o     promptly cure such breach in all material respects,

      o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the responsible party, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount"), or

      o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or trustee in connection with the mortgage loan or the purchase.

Notwithstanding the foregoing, in the event of discovery by any party to the pooling and servicing agreement that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the pooling and servicing agreement or of a breach of the representations and warranties listed as number (16), (17), (18), (19), (20), (21), (22), (23),
(24), (25), (26), (27) or (28) in the second preceding paragraph, the responsible party will be required to repurchase the related mortgage loan at the purchase price within 60 days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      In addition, the responsible party is obligated to indemnify the depositor, any of its affiliates, the servicer and the trustee for any third-party claims arising out of a breach by the responsible party of representations or warranties regarding the mortgage loans. The obligations of the responsible party to cure such breach or to substitute or purchase any mortgage loan and to indemnify for such breach constitute the sole remedies with respect to a material breach of any such representation or warranty available to the holders of the certificates, the trustee, the depositor and any of its affiliates.

Payments on the Mortgage Loans

      The pooling and servicing agreement provides that the servicer is required to establish and maintain the collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after deposit of such funds into the clearing account, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o all payments on account of interest, net of the servicing fee, on the mortgage loans;

      o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with the servicer's customary servicing practices, Liquidation Proceeds and Subsequent Recoveries;

      o any amounts required to be deposited in connection with any losses realized on investments of funds in the collection account; and

            o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement.

      The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the trustee to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

      The funds required to be remitted by the servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

            o all collections of scheduled principal and interest on the mortgage loans, received by the servicer on or prior to the related Determination Date;

            o all principal prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, if any, collected by the servicer during the related Prepayment Period;

            o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date; and

            o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

      but excluding the following:

            (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Subsequent Recoveries, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for such Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

            (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement; and

            (h) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

      The amounts described in clauses (a) through (h) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter (referred to as a distribution date), commencing in January 2006, to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each distribution date will be made by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register or, in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other entity having appropriate wire transfer facilities. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Priority of Distributions Among Certificates

      As more fully described in this prospectus supplement, distributions on the certificates will be made on each distribution date from Available Funds and will be made to the classes of certificates and to the Swap Account "in the following order of priority:

            (i) to make certain payments to the Swap Account for the benefit of the swap provider, as further described below under "--Distributions of Interest and Principal";

            (ii) from the interest portion of available funds, to interest on each class of LIBOR Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (iii) from the principal portion of available funds plus any remaining interest portion of available funds, to principal on the classes of LIBOR Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (iv) from remaining available funds, to unpaid interest and Unpaid Realized Loss Amounts in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

            (v) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount, and, after making certain termination payments, if any, to the Swap Account for the benefit of the swap provider, finally to be released to the Class X certificates, in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal".

Distributions of Interest and Principal

      For any distribution date, the "Pass-Through Rate" for each class of LIBOR Certificates will be as set forth below:

            (a) for the Class A-1 certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that distribution date and (2) the Group I Loan Cap (as defined below);

            (b) for the Class A-2 certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that distribution date and (2) the Group II Loan Cap (as defined below); and

            (c) for the Class M and Class B certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date and (2) the Pool Cap (as defined below).

      The "fixed margin" for each class of LIBOR Certificates is as follows:
Class A-1, [_______]%; Class A-2A, [_______]%; Class A-2B, [_______]%; Class
A-2C, [_______]%; Class M-1, [_______]%; Class M-2, [_______]%; Class M-3,
[_______]%; Class M-4, [_______]%; Class M-5, [_______]%; Class M-6, [_______]%;
Class B-1, [_______]%; Class B-2, [_______]%; and Class B-3, [_______]%. On the
distribution date immediately following the distribution date on which the majority holders in the aggregate of the Class X certificates have the right to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each distribution date thereafter the fixed margin for each class of LIBOR Certificates will increase to the following: Class A-1, [_______]%; Class A-2A, [_______]%; Class A-2B, [_______]%; Class A-2C, [_______]%; Class
M-1, [_______]%; Class M-2, [_______]%; Class M-3, [_______]%; Class M-4,
[_______]%; Class M-5, [_______]%; Class M-6, [_______]%; Class B-1, [_______]%;
Class B-2, [_______]%; and Class B-3, [_______]%.

      The "Group I Loan Cap" is the product of (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period minus the product of (A) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider, if any, expressed as a percentage equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate Stated Principal Balance of the mortgage loans at the beginning of that Due Period and (B) 12 and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

      The "Group II Loan Cap" is the product of (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period minus the product of (A) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider, if any, expressed as a percentage equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate Stated Principal Balance of the mortgage loans at the beginning of that Due Period and (B) 12 and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

      The "Pool Cap" is the product of (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount minus the product of (A) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider, if any, expressed as a percentage equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate Stated Principal Balance of the mortgage loans at the beginning of that Due Period and (B) 12 and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

      The "Group Subordinate Amount" for any distribution date (i) for the group I mortgage loans, will be equal to the excess of the aggregate principal balance of the group I mortgage loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such distribution date and (ii) for the group II mortgage loans, will be equal to the excess of the aggregate principal balance of the group II mortgage loans as of the beginning of the related Due Period over the aggregate Class Certificate Balance of the Class A-2A, Class A-2B and Class A-2C certificates immediately prior to such distribution date.

      On each distribution date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

      Distributions will be determined in part based on the performance of individual loan groups and for such purpose any Net Swap Payments, Swap Termination Payments or Net Swap Receipts will be allocated between loan groups based on the respective aggregate Stated Principal Balance of the mortgage loans in each loan group.

      On each distribution date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

                  (i) to the holders of each class of LIBOR Certificates and to the Swap Account in the following order of priority:

                        (a) to the Swap Account, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

                        (b) concurrently, (1) from the Interest Remittance Amount related to the group I mortgage loans, to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for that class of certificates, and (2) from the Interest Remittance Amount related to the group II mortgage loans, to the Class A-2A, Class A-2B and Class A-2C certificates, pro rata (based on the amounts distributable under this clause
                              (i)(b)(2)), the related Accrued Certificate
                              Interest and Unpaid Interest Amounts for those classes of certificates; provided, that, if the Interest Remittance Amount for any group is insufficient to make the related payments set forth in clauses (i)(b)(1) or (i)(b)(2) above, any Interest Remittance Amount relating to the other group remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

                        (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (i) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

                        (j) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class on that distribution date; and

                        (k) from any remaining Interest Remittance Amounts, to the Class B-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

                  (ii) (A) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (a) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

                  (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

                  (B) on each distribution date on and after the Stepdown Date and as long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distribution of principal an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

                  (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero;

                  (b) to the Class M-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (c) to the Class M-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and to the Class M-1 certificateholders in clause (ii)(B)(b) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (d) to the Class M-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above and to the Class M-2 certificateholders in clause
                        (ii)(B)(c) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (e) to the Class M-4 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above and to the Class M-3 certificateholders in clause
                        (ii)(B)(d) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (f) to the Class M-5 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause
                        (ii)(B)(d) above and to the Class M-4 certificateholders in clause (ii)(B)(e) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (g) to the Class M-6 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause
                        (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above and to the Class M-5 certificateholders in clause (ii)(B)(f) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (h) to the Class B-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause
                        (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above and to the Class M-6 certificateholders in clause (ii)(B)(g) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (i) to the Class B-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause
                        (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above and to the Class B-1 certificateholders in clause
                        (ii)(B)(h) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                  (j) to the Class B-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause
                        (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above, to the Class B-1 certificateholders in clause (ii)(B)(h) above and to the Class B-2 certificateholders in clause

                        (ii)(B)(i) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (iii) any amount remaining after the distributions in clauses
            (i) and (ii) above is required to be distributed in the following order of priority with respect to the certificates:

                  (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

                  (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount for that class;

                  (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

                  (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount for that class;

                  (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

                  (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount for that class;

                  (g) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

                  (h) to the holders of the Class M-4 certificates, any Unpaid Realized Loss Amount for that class;

                  (i) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

                  (j) to the holders of the Class M-5 certificates, any Unpaid Realized Loss Amount for that class;

                  (k) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

                  (l) to the holders of the Class M-6 certificates, any Unpaid Realized Loss Amount for that class;

                  (m) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

                  (n) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount for that class;

                  (o) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

                  (p) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount for that class;

                  (q) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

                  (r) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount for that class;

                  (s) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that distribution date;

                  (t)   concurrently,

                        (i) from any Class M Interest Cap Payment on deposit in
                  the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Class M certificates for that distribution date, allocated (a) first, among the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and

                        (ii) from any Class B Interest Rate Cap Payment on
                  deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the Class B certificates for that distribution date, allocated (a) first, among the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                  (u) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that distribution date, an amount equal to any remaining unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that distribution date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A certificates will be paid (a) first, pro rata, based on their respective Class Certificate Balances only with respect to those Class A certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata, based on any remaining unpaid Basis Risk Carry Forward Amounts;

                  (v) to the Swap Account, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

                  (w) to the Class X certificates, those amounts as set forth in the pooling and servicing agreement; and

                  (x) to the holders of the Class R certificates, any remaining amount.

      In addition, notwithstanding the foregoing, on any distribution date after the distribution date on which the Class Certificate Balance of a class of certificates has been reduced to zero, that class of certificates will be retired and will no longer be entitled to distributions, including distributions in respect of prepayment interest shortfalls, unpaid remaining Basis Risk Carry Forward Amounts or reimbursement of the principal portion of any Applied Realized Loss Amount previously allocated to that class that remain unreimbursed.

      On each distribution date, prior to any distribution on any other class of certificates, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period.

      If on any distribution date, after giving effect to all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under "--Swap Account" below, the aggregate Class Certificate Balances of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that distribution date, the Class Certificate Balance of the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 or Class M-1 certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balances will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of Subordinated Certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable Class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be included as part of the Principal Remittance Amount for the related distribution date.

      On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls not covered by Prepayment Interest Excesses or Compensating Interest payments from the servicer (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated first to reduce the amounts otherwise distributable on the Class X certificates, and thereafter as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that distribution date. The holders of the LIBOR Certificates will not be entitled to reimbursement for the allocation of any Relief Act shortfalls or prepayment interest shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

      All principal distributions to the holders of the Class A certificates on any distribution date will be allocated concurrently, between the Class A-1 certificates (the "Group I Class A Certificates"), on the one hand, and the Class A-2A, Class A-2B and Class A-2C certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable, for that distribution date. The Group I Class A Certificates and the Group II Class A Certificates are each a "Class A Certificate Group." However, if the Class Certificate Balances of the Class A certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that distribution date, and the amount of those principal distributions distributable on all subsequent distribution dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described in this section, until their Class Certificate Balance has been reduced to zero. Any distributions of principal to the Group I Class A Certificates will be made first from payments relating to the group I mortgage loans, and any distributions of principal to the Group II Class A Certificates will be made first from payments relating to the group II mortgage loans.

      Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and then to the

Class A-2C certificates, until their Class Certificate Balance has been reduced to zero. However, on and after the distribution date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Group II Class A Certificates are required to be allocated pro rata among the classes of Group II Class A Certificates, based on their respective Class Certificate Balances.

Swap Account

      On any distribution date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that distribution date will be deposited into a trust account (the "Swap Account") established by the trustee as part of the trust fund. Funds in the Swap Account will be distributed in the following order of priority:

                  (A) to the Swap Provider, the sum of (x) all Net Swap Payments
            and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that distribution date;

                  (B) to the Class A certificates, to pay Accrued Certificate
            Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

                  (C) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay Accrued Certificate Interest and, if applicable, Unpaid Interest Amounts as described in clauses
            (i) and (iii) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

                  (D) to the LIBOR certificates, to pay any Basis Risk Carry
            Forward Amounts as described, and in the same manner and priority as set forth, in clause (iii)(u) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

                  (E) sequentially, to the Class A, Class M-1, Class M-2, Class
            M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay principal as described, and in the same manner and order of priority as set forth, in clause
            (ii)(A) or clause (ii)(B), as applicable, in the ninth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount, after giving effect to payments and distributions from other Available Funds;

                  (F) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay any Unpaid Realized Loss Amounts as described, and in the same manner and priority as set forth, in clause (iii) in the ninth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

                  (G) to the Swap Provider, any Defaulted Swap Termination
            Payment owed to the Swap Provider for that distribution date; and

                  (H) to the holders of the Class X certificates, any remaining amounts.

The Swap Account will not be an asset of any REMIC.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any distribution date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, the payment with respect to any distribution date cannot exceed the amount otherwise distributable on the Class X certificates.

      The "Basis Risk Carry Forward Amount" on any distribution date and for any class of LIBOR Certificates is the sum of, if applicable, (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that distribution date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over
(ii) the amount of interest that class of certificates received on that distribution date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable). Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that distribution date or future distribution dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account, including Interest Rate Cap Payments (for the benefit of the Class M and Class B Certificates), with respect to such distribution date (each as described in this prospectus supplement) and from Net Swap Receipts that are available for payment of Basis Risk Carry Forward Amounts from the Swap Account. The ratings on the certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

      Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the trust fund, by the trustee. Amounts on deposit in the Excess Reserve Fund Account will not be invested. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement. Holders of the Class M certificates and the Class B certificates will also be entitled to receive Interest Rate Cap Payments, if any, deposited into the Excess Reserve Fund Account with respect to any distribution date to the extent necessary to cover any unpaid remaining Basis Risk Carry Forward Amount on that class of certificates for the first 38 distribution dates. The Excess Reserve Fund Account is required to be funded from amounts otherwise to be paid to the Class X certificates and Interest Rate Cap Payments. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable distribution date.

Interest Rate Cap Agreements

      The Class M and Class B certificates will have the benefit of interest rate cap agreements provided by Barclays, as cap provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the closing date.

      The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates will have the benefit of an interest rate cap agreement (the "Class M Cap Agreement"), with an initial notional amount of approximately $11,341,900 provided by the cap provider. In connection with the first 38 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class M Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 10.030% over a specified cap strike rate (ranging from 5.580% to 10.030%) and (b) the product of the Class M cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

      The Class B-1, Class B-2 and Class B-3 certificates will have the benefit of an interest rate cap agreement (the "Class B Cap Agreement" and, together with the Class M Cap Agreement, the "Interest Rate Cap Agreements"), with an initial notional amount of approximately $2,671,600 provided by the cap provider. In connection with the first 38 distribution dates, the cap provider will be obligated under this interest rate cap agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class B Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 8.650% over a specified cap strike rate (ranging from 4.200% to 8.650%) and (b) the product of the Class B cap notional balance and the index rate multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date, determined on an "actual/360" basis. The cap provider's obligations under this interest rate cap agreement will terminate following the distribution date in February 2009.

      The specified cap ceiling rates, cap strike rates, notional amounts and index rate multiplier for each interest rate cap agreement are set forth on Annex II to this prospectus supplement.

      Amounts, if any, payable under any interest rate cap agreement with respect to any distribution date will be used to cover shortfalls in payments of interest on the certificates to which the interest rate cap agreement relates, if the pass-through rates on those certificates are limited for any of the first 38 distribution dates, due to the caps on their pass-through rates described in this prospectus supplement.

      The Interest Rate Cap Agreements will be governed by and construed in accordance with the law of the State of New York. The obligations of the cap provider are limited to those specifically set forth in the Interest Rate Cap Agreements.

      Barclays, as cap provider, is a bank authorized and regulated by the United Kingdom's Financial Services Authority and is a member of the London Stock Exchange. Barclays engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets.

      As of the date of this prospectus supplement, Barclays is rated "AA+" by Fitch, "AA" by S&P and "Aa1" by Moody's.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with Barclays as swap provider (the "Swap Provider"). Under the interest rate swap agreement, with respect to the first 55 distribution dates, the trust will pay to the Swap Provider fixed payments at a rate of 4.893% per annum, and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount set forth on the schedule attached as Annex III to this prospectus supplement for that distribution date. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 55 distribution dates, amounts otherwise available to certificateholders will be applied on such distribution date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 55 distribution dates, the Swap Provider will owe a net payment to the trust on the business day preceding such distribution date (each, a "Net Swap Receipt").

      All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable distribution date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable distribution date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicers and the trustee, and the trust shall pay to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

      A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

      The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

      o     failure to pay,

      o     bankruptcy and insolvency events, and

      o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

      Early termination events under the interest rate swap agreement include, among other things:

      o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

      o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

      o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

      o the pooling and servicing agreement is amended without the consent of the Swap Provider and the amendment materially and adversely affects the rights or interests of the Swap Provider,

      o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders, and

      o     upon the exercise of the 10% optional clean-up call.

      "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality or a tax event) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

      In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) any of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating (but the Swap Provider (or its guarantor) has (i) a rating of at least "BBB-" or "A-3", if applicable, by S&P, (ii) a rating of at least "BBB-" or "F3", if applicable, by Fitch, or (iii) (x) if the Swap Provider (or its guarantor) has only a long-term rating, a rating of at least A2 by Moody's, or (y) if the Swap Provider (or its guarantor) has a long-term rating and a short-term rating, a rating of at least A3 or P2, if applicable, by Moody's) or, S&P, Fitch or Moody's withdraws its ratings of the Swap Provider (or its guarantor) and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

            (i) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

            (ii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the interest rate swap agreement;

            (iii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

            (iv) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

      However, in the event that the Swap Provider's (or its guarantor's) long term rating or short term rating is withdrawn by S&P, it will cause another entity that meets or exceeds the Required Swap Counterparty Rating to replace it as party to the interest rate swap agreement on terms substantially similar to the interest rate swap agreement within 30 days from the ratings withdrawal.

      In addition, if (i) the Swap Provider's (or its guarantor's) short term rating is reduced below "A-3" by S&P or its long term rating is reduced below "BBB-" by S&P, (ii) the Swap Provider's (or its guarantor's) short term rating is reduced below "F3" by Fitch or its long term rating is reduced below

"BBB-" by Fitch, or (iii) (x) if the Swap Provider (or its guarantor) has only a long-term rating, its rating is reduced below A2 by Moody's, or (y) if the Swap Provider (or its guarantor) has a long-term rating and a short-term rating, its rating is reduced below A3 or P2, if applicable, by Moody's, the Swap Provider must use its commercially reasonable efforts to find a party reasonably acceptable to the Trustee, subject to satisfaction of the Rating Agency Condition. All of the Swap Provider's interests and obligations under the interest rate swap agreement will be assigned to that party at no cost to the trustee (a "Substitution Event").

      The Swap Provider is an affiliate of the depositor and Barclays Capital Inc. is one of the underwriters, which arrangement may create certain conflicts of interest.

      If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

      On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

      The interest rate swap agreement is scheduled to terminate by its terms following the distribution date in July 2010 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

      As of the date of this prospectus supplement, Barclays is rated "AA+" by Fitch, "AA" by S&P and "Aa1" by Moody's.

Overcollateralization Provisions

      The pooling and servicing agreement requires that the Total Monthly Excess Spread, if any, on each distribution date be applied as an accelerated payment of principal of the LIBOR Certificates, but only to the limited extent described below.

      The application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal has the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds, any Interest Rate Cap Payments and Net Swap Receipts not required to be distributed to holders of the LIBOR Certificates as described above on any distribution date will be paid to the holders of the Class X certificates and will not be available on any future distribution date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts.

      With respect to any distribution date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that distribution date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date) is the "Subordinated Amount" as of that distribution date. The pooling and servicing agreement requires that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Subordinated Amount exceeds the Subordinated Amount as of that distribution date (the excess is referred to as a "Subordination Deficiency"). Any amount of

Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Subordinated Amount with respect to a distribution date is the "Specified Subordinated Amount" and is set forth in the definition of Specified Subordinated Amount in the "Glossary" in this prospectus supplement. As described above, the Specified Subordinated Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event (as defined in the "Glossary" in this prospectus supplement) exists, the Specified Subordinated Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount.

      In the event that a Specified Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that distribution date will be distributed to the holders of the Class X certificates on that distribution date (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates until the Excess Subordinated Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Subordinated Amount. With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over (b) the Specified Subordinated Amount is the "Excess Subordinated Amount" with respect to that distribution date. If, on any distribution date on or after the Stepdown Date on which a Trigger Event does not exist, the Excess Subordinated Amount is, after taking into account all other distributions to be made on that distribution date, greater than zero (i.e., the related Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that distribution date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Subordination Reduction Amount" for that distribution date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates.

Reports to Certificateholders

      On each distribution date the trustee will make available via its internet website to each holder of a LIBOR Certificate, based on information provided to the trustee by the servicer, containing information, including, without limitation, the amount of the distribution on such distribution date, the amount of such distribution allocable to principal and allocable to interest, the aggregate outstanding principal or notional balance of each class as of such distribution date and such other information as required by the pooling and servicing agreement.

      The trustee will make available the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.ctslink.com and assistance in using the website can be obtained by calling the trustee's investor relations desk at (301) 815-6600.

                       THE POOLING AND SERVICING AGREEMENT

      Option One Mortgage Corporation will act as the servicer of the mortgage loans. See "The Servicer" in this prospectus supplement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to interest at one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of each mortgage loan. The servicing fee rate with respect to each mortgage loan will be (i) 0.30% per annum with respect to each distribution date in January 2006 through October 2006, (ii) 0.40% per annum with respect to each distribution date in November 2006 through June 2008, and (iii) 0.65% per annum with respect to each remaining distribution date. In addition, the servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees, fees associated with non-sufficient funds checks, and other similar items. The servicer will also be entitled to withdraw from the collection account and any escrow account (to the extent permitted by applicable law and the mortgage loan documents) any net interest or other income earned on deposits in those accounts. In addition, the servicer will be entitled to retain any net Prepayment Interest Excesses related to the mortgage loans serviced by it for any distribution date to the extent they are not required to offset prepayment interest shortfalls resulting from principal prepayments that are received during the related Prepayment Period. See "--Prepayment Interest Shortfalls" below. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the pooling and servicing agreement.

      As compensation for its activities under the pooling and servicing agreement, the trustee and the loan performance advisor will be entitled, with respect to each mortgage loan, to a trustee fee and loan performance advisor fee, respectively. The fees to the trustee and loan performance advisor will be required to be remitted monthly by the servicer to the trustee from amounts on deposit in the collection account and the trustee will be required to pay the loan performance advisor fee to the loan performance advisor. Each fee will be an amount equal to one-twelfth of the fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. The aggregate fee rate for the trustee fee and loan performance advisor fee will be a rate per annum of 0.02% or less, subject to a floor as set forth in the pooling and servicing agreement. In addition to the trustee fee, the trustee will be entitled to the benefit of the earnings on deposits in the distribution account.

P&I Advances and Servicing Advances

      P&I Advances. The servicer is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan, subject to its determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust fund. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

      Servicing Advances. The servicer is required to advance amounts with respect to the mortgage loans, subject to its determination that such advance would be recoverable, constituting "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o enforcement or judicial proceedings, including foreclosures and litigation, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust fund.

      Recovery of Advances. The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement, including from the collection of principal and interest on the mortgage loans that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Subsequent Recoveries, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from the collection account.

      The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), that P&I Advance or servicing advance would not ultimately be recoverable.

Prepayment Interest Shortfalls

      In the event of any voluntary principal prepayments on any mortgage loans (excluding any payments made upon liquidation of any mortgage loan) during the portion of the applicable Prepayment Period that ends on the last calendar day of the month prior to the related Servicer Remittance Date, the servicer will be obligated to pay, by no later than that Servicer Remittance Date, compensating interest, without any right of reimbursement, for the net amount of those shortfalls in interest collections resulting from those voluntary principal prepayments. The amount of those shortfalls - equal to the difference between the interest paid by the applicable mortgagors for the month in which the prepayments occur (for those mortgage loans that prepay from the 16th day of the month preceding the month in which the applicable distribution date occurs through the end of that preceding month) on the amount of the principal prepayment and thirty days' interest on that amount - will be first netted against the amount of interest received on mortgage loans that prepay from the 1st day of the month in which the distribution date occurs through the 15th day of that month representing interest that accrued on those mortgage loans during that period ("Prepayment Interest Excesses"). If there still remains a net shortfall, then the servicer will be obligated to pay by no later than the Servicer Remittance Date preceding the applicable distribution date, without any right of reimbursement, compensating interest in an amount equal to the lesser of that net shortfall and the servicing fee payable for that distribution date ("Compensating Interest").

Servicer Reports

      The servicer is required to deliver to the depositor and the trustee a servicer remittance report setting forth the information necessary for the trustee to make the distributions set forth under "Description of the

Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that distribution date delivered by the trustee.

      The servicer is required to deliver to the depositor, the trustee and the rating agencies, not later than March 10th of each year, starting in 2006, an officer's certificate stating that,

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default, including the steps being taken by the servicer to remedy such default.

      Not later than March 10th of each year, starting in 2006, the servicer, at its expense, is required to cause to be delivered to the depositor, the trustee and the rating agencies from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that such firm has examined certain documents and records relating to the servicing of residential mortgage loans during the preceding calendar year, or such longer period from the closing date to the end of the following calendar year, and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with certain minimum residential mortgage loan servicing standards.

Collection and Other Servicing Procedures

      The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the provisions of the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account that are comparable to the mortgage loans. Consistent with the above, the servicer may
(i) waive any late payment charge or, if applicable, any penalty interest, or
(ii) employ loss mitigation strategies including, but not limited to, forbearance plans and repayment options provided they are in accordance with accepted servicing practices as set forth in the pooling and servicing agreement.

      The servicer will be required to accurately and fully report its borrower payment histories to all three credit repositories in a timely manner with respect to each mortgage loan.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Hazard Insurance

      The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the least of (a) the outstanding principal balance of such mortgage loan, but in no event may such amount be less than is necessary to prevent the borrower from becoming a coinsurer under the policy, (b) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (c) the maximum insurable value of the improvements which are a part of such mortgaged property. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer having a general policy rating of A:X or better in Best's (or another comparable rating), insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

      The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Primary Mortgage Insurance

      With respect to certain 60+ LTV Mortgage Loans, the servicer is required to maintain the PMI Policy in full force and effect. Prior to entering into any assumption or substitution agreement, the servicer is required to obtain the written consent of the PMI Insurer of such assumption or substitution of liability in accordance with the terms of the PMI Policy, and the servicer will take all action which may be required by the PMI Insurer as a condition to the continuation of coverage under the PMI Policy.

      In connection with its activities as servicer, the servicer is required to prepare and present, on behalf of itself and the trust fund, claims to the PMI Insurer under the PMI Policy in a timely fashion in accordance with the terms of the primary mortgage insurance policy and, in this regard, to take such action as would be necessary to permit recovery under the PMI Policy respecting a defaulted mortgage loan. Any amounts collected by the servicer under the PMI Policy is required to be deposited in the collection account, subject to withdrawal pursuant to the pooling and servicing agreement.

      Any premiums payable on the PMI Policy and any taxes on those premiums will be expenses borne by the trust fund.

Realization Upon Defaulted Mortgage Loans

      Subject to the PMI Insurer's prior written consent with respect to certain 60+ LTV Mortgage Loans, the servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement; provided, that in the case of any mortgaged property damaged from an uninsured cause, the servicer will not be required to expend its own funds toward the restoration of that property unless the servicer believes such restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer.

Removal and Resignation of the Servicer

      The trustee may, and, at the direction of the majority of voting rights in the certificates, is required to, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses
(a), (b), (c), (d), (e), (f), (g) and (h) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, which continues unremedied for a period of 45 days (except that such number of days will be 10 in the case of a failure to observe or perform the obligation to deliver the officer's certificate or the accountant's statement described under "--Servicer Reports" in this prospectus supplement) after the earlier of (i) the date on which written notice of such failure requiring the same to be remedied is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates and (ii) actual knowledge of such failure by a servicing officer of the servicer; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of 60 consecutive days; or

            (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

            (e) the servicer admits in writing its inability generally to pay its debts as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

            (g) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of 30 days after the date upon which written notice of such breach is given to the servicer by the trustee or by the depositor, or to the servicer, the trustee or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (h) Fitch reduces its primary subprime servicer rating of the servicer to "RPS2-" or lower, Moody's reduces its primary subprime servicer rating of the servicer to "SQ3" or lower, or S&P reduces its primary subprime servicer rating of the servicer to "Average" or lower.

      Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor, the PMI Insurer and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

      Upon removal or resignation of the servicer, in accordance with the pooling and servicing agreement, the trustee will be the successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the holders of certificates entitled to at least a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      The servicer and any successor servicer will at all times be required to be a Fannie Mae-approved and Freddie Mac-approved seller/servicer in good standing, maintain a net worth of at least $30,000,000 (as determined in accordance with generally accepted accounting principles), and maintain its license to do business or service residential mortgage loans in any jurisdictions in which the mortgaged properties are located.

      The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the LIBOR Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

Termination; Optional Clean-up Call

      If the Class X certificates are not 100% owned, either directly or indirectly, by Barclays or any of its affiliates, then the majority Class X certificateholders in the aggregate may, at their option, purchase all of the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. If the depositor or one of its affiliates is a Class X certificateholder exercising this option, it may only do so with at least one other unaffiliated person that holds at least a 10% percentage interest in the Class X certificates. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the holders of the Class X certificates at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (iii) all unreimbursed P&I Advances, servicing advances and indemnification payments payable to the servicer, (iv) any unreimbursed indemnification payments payable to the trustee under the pooling and servicing agreement, and (v) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider. That purchase of the mortgage loans and REO properties would result in the final distribution on the LIBOR Certificates on that distribution date.

      Notwithstanding the foregoing, if any rating agency has rated a class of debt securities ("Net Interest Margin Securities") then outstanding that is backed by the Class X and Class P certificates, pursuant to the pooling and servicing agreement, the majority Class X certificateholders will be permitted to exercise their option to purchase the mortgage loans only if one of the following conditions is met: (i) after distribution of the proceeds of that purchase to the certificateholders (other than the holders of the Class X, Class P and Class R certificates), the distribution of the remaining proceeds to the Class X and Class P certificates will be sufficient to pay the outstanding principal amount of, and accrued and unpaid interest on, the Net Interest Margin Securities, or (ii) (A) prior to that purchase, the majority Class X certificateholders remit to the trustee an amount that, together with the purchase price, will be sufficient to pay the outstanding principal amount of, and accrued and unpaid interest on, the Net Interest Margin Securities, and (B) the trustee remits that amount directly to the indenture trustee under the indenture creating the Net Interest Margin Securities.

      The trust also is required to terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

Certain Matters Regarding the Depositor, the Servicer and the Trustee

      The pooling and servicing agreement provides that none of the depositor, the servicer, the trustee or any of their respective directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, none of the depositor, the servicer or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the pooling and servicing agreement.

      The depositor, the servicer, the trustee and their respective directors, officers, employees or agents will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or
(ii) the performance of their respective duties pursuant to the pooling and servicing agreement or the certificates, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason its reckless disregard of its obligations and duties under the pooling and servicing agreement.

      None of the depositor, the servicer or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

Amendment

      The pooling and servicing agreement may be amended from time to time by the depositor, the responsible party, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the LIBOR Certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement which may be inconsistent with any other provision, to add to the duties of the depositor or the servicer, or to comply with any requirements in the Code. The pooling and servicing agreement may also be amended to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such action will not adversely affect in any material respect the interest of any holder of the LIBOR Certificates, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the LIBOR certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

      The pooling and servicing agreement may be amended from time to time by the depositor, the responsible party, the servicer and the trustee, with the consent of the PMI Insurer and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

      In addition, any amendment to the pooling and servicing agreement will require the prior written consent of the Swap Provider if the amendment would materially and adversely affect the rights or interests of the Swap Provider.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

      The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. With respect to the fixed-rate mortgage loans, the prepayment assumption assumes rates of approximately 1.5333% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the related mortgage loans and an additional 1.5333% per annum (precisely 23%/15 expressed as a percentage) in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter during the life of the related mortgage loans, the prepayment assumption assumes a constant prepayment rate of 23% per annum each month. The prepayment assumption with respect to the adjustable-rate mortgage loans assumes a constant prepayment rate of 25% per annum each month.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions:

      o     the closing date for the certificates occurs on December 28, 2005;

      o distributions on the certificates are made on the 25th day of each month, commencing in January 2006, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loan prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable prepayment assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the optional clean-up call is not exercised (except with respect to the weighted average life to call);

      o the Specified Subordinated Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o with respect to each adjustable-rate mortgage loan, (a) the mortgage rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Loan Index (subject to the applicable periodic rate cap and minimum and maximum interest rate),
            (b) the Six-Month LIBOR Loan Index remains constant at 4.70%, and
            (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment (except with respect to mortgage loans that are interest-only for a period of time);

      o     One-Month LIBOR remains constant at 4.41%;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o scheduled payments of interest and/or principal on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

      o the initial Class Certificate Balance of each class of certificates is as set forth on the cover page of this prospectus supplement;

      o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement;

      o the servicing fee rate with respect to each mortgage loan is (i) 0.30% per annum with respect to each distribution date in January 2006 through October 2006, (ii) 0.40% per annum with respect to each distribution date in November 2006 through June 2008, and (iii) 0.65% per annum with respect to each remaining distribution date;

      o the aggregate fee rate for the trustee fee and loan performance advisor fee is a rate per annum of 0.02% or less;

      o the Insurance Fee Rate with respect to the mortgage loans does not exceed 0.80% per annum;

      o     no Swap Termination Payments are paid or received by the trust; and

      o the assumed mortgage loans have the approximate initial characteristics described below:


                                                Cut-off                                           Initial    Remaining
                                  Cut-off         Date      Remaining     Remaining   Original   Interest-   Interest-
                                    Date         Gross     Amortization    Term to    Term to      Only        Only      Gross
                   Index         Principal      Interest       Term       Maturity    Maturity    Period      Period     Margin
Group   Type       Name         Balance ($)     Rate (%)     (Months)     (Months)    (Months)   (Months)    (Months)     (%)
-----   ----   -------------   --------------   --------   ------------   ---------   --------   ---------   ---------   ------
I       ARM    LIBOR 6 Month       433,989.54      8.457            175         175        180         N/A         N/A    6.733
I       ARM    LIBOR 6 Month       184,513.32      7.213            175         175        180         N/A         N/A    4.998
I       ARM    LIBOR 6 Month   155,508,276.25      7.899            355         355        360         N/A         N/A    6.047
I       ARM    LIBOR 6 Month       151,488.42      8.050            355         355        360         N/A         N/A    6.650
I       ARM    LIBOR 6 Month    10,691,188.19      7.173            355         355        360         N/A         N/A    5.760
I       ARM    LIBOR 6 Month    18,808,692.13      7.542            355         355        360         N/A         N/A    5.943
I       ARM    LIBOR 6 Month    46,492,406.30      7.970            355         355        360         N/A         N/A    5.970
I       ARM    LIBOR 6 Month     4,186,189.34      7.978            355         355        360         N/A         N/A    6.367
I       ARM    LIBOR 6 Month     5,358,567.26      6.883            355         355        360         N/A         N/A    5.439
I       ARM    LIBOR 6 Month    21,322,595.56      8.165            355         355        360         N/A         N/A    6.419
I       ARM    LIBOR 6 Month     1,736,048.04      7.867            354         354        359         N/A         N/A    5.833
I       ARM    LIBOR 6 Month    10,354,227.50      8.155            355         355        360         N/A         N/A    6.196
I       ARM    LIBOR 6 Month   191,974,392.09      7.636            355         355        360         N/A         N/A    5.781
I       ARM    LIBOR 6 Month       167,534.74      8.800            354         354        360         N/A         N/A    6.500
I       ARM    LIBOR 6 Month       345,341.41      7.281            355         355        360         N/A         N/A    5.604
I       ARM    LIBOR 6 Month     2,227,507.56      7.652            355         355        360         N/A         N/A    5.338
I       ARM    LIBOR 6 Month     1,929,363.44      6.800            475         355        360         N/A         N/A    5.515
I       ARM    LIBOR 6 Month       208,757.43      7.990            476         356        360         N/A         N/A    6.000
I       ARM    LIBOR 6 Month     9,605,249.18      6.989            475         355        360         N/A         N/A    5.401
I       ARM    LIBOR 6 Month    13,527,025.00      7.386            300         355        360          60          55    5.513
I       ARM    LIBOR 6 Month     2,294,080.00      6.501            300         355        360          60          55    4.899
I       ARM    LIBOR 6 Month     6,906,833.27      6.722            300         355        360          60          55    4.987
I       ARM    LIBOR 6 Month     2,187,123.20      7.242            300         355        360          60          55    5.033
I       ARM    LIBOR 6 Month       955,134.96      7.366            300         354        360          60          54    5.399
I       ARM    LIBOR 6 Month     2,084,569.40      7.376            300         355        360          60          55    5.422
I       ARM    LIBOR 6 Month     2,981,704.86      7.285            300         354        360          60          54    5.458
I       ARM    LIBOR 6 Month       342,821.33      7.416            300         355        360          60          55    5.503
I       ARM    LIBOR 6 Month    62,648,419.45      6.402            300         355        360          60          55    4.527
I       ARM    LIBOR 6 Month     5,572,953.17      7.742            355         355        360         N/A         N/A    5.856
I       ARM    LIBOR 6 Month       279,655.94      9.200            356         356        360         N/A         N/A    7.550
I       ARM    LIBOR 6 Month       299,318.10      9.950            355         355        360         N/A         N/A    7.375
I       ARM    LIBOR 6 Month       238,857.19      7.250            354         354        360         N/A         N/A    5.800
I       ARM    LIBOR 6 Month        80,514.00      7.800            355         355        360         N/A         N/A    5.380
I       ARM    LIBOR 6 Month       152,479.81      8.000            355         355        360         N/A         N/A    5.450
I       ARM    LIBOR 6 Month       187,821.39      6.700            354         354        359         N/A         N/A    4.850
I       ARM    LIBOR 6 Month     2,566,447.68      8.179            355         355        360         N/A         N/A    6.106
I       ARM    LIBOR 6 Month       637,518.30      7.476            354         354        360         N/A         N/A    6.143
I       ARM    LIBOR 6 Month       658,780.21      7.647            352         352        358         N/A         N/A    6.352
I       ARM    LIBOR 6 Month       333,834.27      8.851            348         348        353         N/A         N/A    7.030
I       ARM    LIBOR 6 Month     4,954,955.16      7.205            355         355        360         N/A         N/A    5.335
I       ARM    LIBOR 6 Month       214,660.13      6.900            476         356        360         N/A         N/A    5.360
I       ARM    LIBOR 6 Month       252,882.69      6.150            475         355        360         N/A         N/A    5.250
I       ARM    LIBOR 6 Month     1,311,355.09      7.102            300         354        360          60          54    5.066
I       ARM    LIBOR 6 Month       643,500.00      6.903            300         356        360          60          56    5.245
I       ARM    LIBOR 6 Month       130,000.00      6.220            300         354        360          60          54    4.850


                      Rate
        Next Rate     Reset
          Reset     Frequency   Minimum    Maximum    Initial   Periodic
Group   (Months)    (Months)    Rate (%)   Rate (%)   Cap (%)   Cap (%)
-----   ---------   ---------   --------   --------   -------   --------
I              19           6      8.457     14.457     3.000      1.000
I              19           6      7.213     13.213     3.000      1.000
I              19           6      7.896     13.900     3.000      1.000
I              19           6      8.050     14.050     3.000      1.000
I              19           6      7.173     13.173     3.000      1.000
I              19           6      7.542     13.675     3.000      1.000
I              19           6      7.969     13.969     3.000      1.002
I              19           6      7.978     13.978     3.000      1.000
I              19           6      6.883     12.883     3.000      1.000
I              19           6      8.165     14.165     3.000      1.000
I              19           6      7.867     13.867     3.000      1.000
I              19           6      8.155     14.155     3.000      1.000
I              19           6      7.636     13.641     2.996      1.003
I              18           6      8.800     14.800     3.000      1.000
I              19           6      7.281     13.281     3.000      1.000
I              19           6      7.652     13.652     3.000      1.000
I              19           6      6.800     12.800     2.000      1.000
I              20           6      7.990     13.990     2.000      1.000
I              19           6      6.989     12.989     2.000      1.000
I              19           6      7.386     13.386     3.000      1.000
I              19           6      6.501     12.501     3.000      1.000
I              19           6      6.722     12.722     3.000      1.000
I              19           6      7.242     13.242     3.000      1.000
I              18           6      7.366     13.366     3.000      1.000
I              19           6      7.376     13.376     3.000      1.000
I              18           6      7.285     13.285     3.000      1.000
I              19           6      7.416     13.416     3.000      1.000
I              19           6      6.402     12.402     3.000      1.000
I              31           6      7.742     13.742     3.000      1.000
I              32           6      9.200     15.200     3.000      1.000
I              31           6      9.950     15.950     3.000      1.000
I              30           6      7.250     13.250     3.000      1.000
I              31           6      7.800     13.800     3.000      1.000
I              31           6      8.000     14.000     3.000      1.000
I              31           6      6.700     12.700     3.000      1.000
I              31           6      8.179     14.179     3.000      1.000
I              30           6      7.476     13.476     3.000      1.000
I              30           6      7.647     13.647     3.000      1.000
I              31           6      8.851     14.851     3.000      1.000
I              31           6      7.205     13.205     3.000      1.000
I              32           6      6.900     12.900     2.000      1.000
I              31           6      6.150     12.150     2.000      1.000
I              30           6      7.102     13.102     3.000      1.000
I              32           6      6.903     12.903     3.000      1.000
I              30           6      6.220     12.220     3.000      1.000


                                                Cut-off                                           Initial    Remaining
                                  Cut-off         Date      Remaining     Remaining   Original   Interest-   Interest-
                                    Date         Gross     Amortization    Term to    Term to      Only        Only      Gross
                   Index         Principal      Interest       Term       Maturity    Maturity    Period      Period     Margin
Group   Type       Name         Balance ($)     Rate (%)     (Months)     (Months)    (Months)   (Months)    (Months)     (%)
-----   ----   -------------   --------------   --------   ------------   ---------   --------   ---------   ---------   ------

I       ARM    LIBOR 6 Month       306,400.00      7.100            300         355        360          60          55    5.100
I       ARM    LIBOR 6 Month       155,000.00      5.750            300         353        360          60          53    4.050
I       ARM    LIBOR 6 Month     3,587,448.07      6.240            300         355        360          60          55    4.314
I       ARM    LIBOR 6 Month     2,283,556.04      7.262            355         355        360         N/A         N/A    5.450
I       ARM    LIBOR 6 Month       885,329.97      6.110            353         353        359         N/A         N/A    4.383
I       ARM    LIBOR 6 Month       729,022.10      6.763            354         354        359         N/A         N/A    4.775
I       ARM    LIBOR 6 Month       166,800.64      7.063            353         353        360         N/A         N/A    5.446
I       ARM    LIBOR 6 Month       292,130.42      7.303            354         354        359         N/A         N/A    5.440
I       ARM    LIBOR 6 Month     6,262,768.81      7.063            354         354        359         N/A         N/A    5.196
I       ARM    LIBOR 6 Month       279,666.49      7.900            476         356        360         N/A         N/A    6.550
I       ARM    LIBOR 6 Month       741,332.65      6.599            475         355        360         N/A         N/A    4.544
I       ARM    LIBOR 6 Month     4,118,886.87      6.903            300         354        360          60          54    4.985
I       ARM    LIBOR 6 Month     4,646,364.69      6.467            300         355        360          60          55    4.839
I       ARM    LIBOR 6 Month       318,750.00      6.750            300         354        360          60          54    4.750
I       ARM    LIBOR 6 Month       451,838.84      5.835            300         355        360          60          55    5.033
I       ARM    LIBOR 6 Month       718,187.73      6.719            300         354        360          60          54    4.976
I       ARM    LIBOR 6 Month       171,000.00      7.120            300         354        360          60          54    5.400
I       ARM    LIBOR 6 Month       334,057.88      7.381            300         354        360          60          54    5.199
I       ARM    LIBOR 6 Month       255,000.00      5.700            300         355        360          60          55    4.100
I       ARM    LIBOR 6 Month       156,300.00      6.700            300         354        360          60          54    4.605
I       ARM    LIBOR 6 Month       129,500.00      7.000            300         353        360          60          53    5.500
I       ARM    LIBOR 6 Month    16,710,156.57      6.315            300         354        360          60          54    4.373
I       ARM    LIBOR 6 Month       539,001.63      8.714            354         354        360         N/A         N/A    6.221
I       ARM    LIBOR 6 Month       906,267.66      6.502            353         353        359         N/A         N/A    5.729
I       ARM    LIBOR 6 Month       100,154.43      9.050            355         355        360         N/A         N/A    6.600
I       ARM    LIBOR 6 Month       228,078.20      5.450            475         355        360         N/A         N/A    5.130
I       FRM              N/A     1,209,025.96      6.615            475         355        360         N/A         N/A      N/A
I       FRM              N/A     1,374,084.15      6.827            475         355        360         N/A         N/A      N/A
I       FRM              N/A       678,011.22      7.079            175         175        180         N/A         N/A      N/A
I       FRM              N/A       313,518.71      5.800            176         176        180         N/A         N/A      N/A
I       FRM              N/A       403,118.15      6.964            175         175        180         N/A         N/A      N/A
I       FRM              N/A       169,264.02      7.840            175         175        180         N/A         N/A      N/A
I       FRM              N/A       337,645.55      6.173            176         176        180         N/A         N/A      N/A
I       FRM              N/A        49,277.31      8.150            175         175        180         N/A         N/A      N/A
I       FRM              N/A     1,170,360.28      6.919            175         175        180         N/A         N/A      N/A
I       FRM              N/A    20,679,986.14      7.162            354         354        359         N/A         N/A      N/A
I       FRM              N/A     2,548,961.72      6.536            355         355        360         N/A         N/A      N/A
I       FRM              N/A    13,247,003.07      6.772            353         353        358         N/A         N/A      N/A
I       FRM              N/A        77,658.57      7.665            354         354        360         N/A         N/A      N/A
I       FRM              N/A       124,399.85      7.990            353         353        360         N/A         N/A      N/A
I       FRM              N/A     1,297,544.11      7.184            355         355        360         N/A         N/A      N/A
I       FRM              N/A     1,164,359.21      7.980            355         355        360         N/A         N/A      N/A
I       FRM              N/A     4,123,964.15      7.307            349         349        354         N/A         N/A      N/A
I       FRM              N/A       466,007.16      7.239            355         355        360         N/A         N/A      N/A
I       FRM              N/A       540,598.67      7.243            356         356        360         N/A         N/A      N/A


                      Rate
        Next Rate     Reset
          Reset     Frequency   Minimum    Maximum    Initial   Periodic
Group   (Months)    (Months)    Rate (%)   Rate (%)   Cap (%)   Cap (%)
-----   ---------   ---------   --------   --------   -------   --------

I              31           6      7.100     13.100     3.000      1.000
I              29           6      5.750     11.750     3.000      1.000
I              31           6      6.240     12.240     3.000      1.000
I              55           6      7.262     13.262     3.000      1.000
I              54           6      6.110     12.110     3.000      1.000
I              55           6      6.763     12.763     3.000      1.000
I              53           6      7.063     13.063     3.000      1.000
I              55           6      7.303     13.303     3.000      1.000
I              55           6      7.063     13.063     3.000      1.000
I              56           6      7.900     13.900     2.000      1.000
I              55           6      6.599     12.599     2.000      1.000
I              54           6      6.903     12.903     3.000      1.000
I              55           6      6.467     12.467     3.000      1.000
I              54           6      6.750     12.750     3.000      1.000
I              55           6      5.835     11.835     3.000      1.000
I              54           6      6.719     12.719     3.000      1.000
I              54           6      7.120     13.120     3.000      1.000
I              54           6      7.381     13.381     3.000      1.000
I              55           6      5.700     11.700     3.000      1.000
I              54           6      6.700     12.700     3.000      1.000
I              53           6      7.000     13.000     3.000      1.000
I              54           6      6.315     12.315     3.000      1.000
I               4           6      8.714     14.714     1.000      1.000
I               6           6      6.502     12.502     1.577      1.000
I               1           6      9.050     15.050     1.000      1.000
I               1           6      5.450     11.450     1.000      1.000
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A


                                                Cut-off                                           Initial    Remaining
                                  Cut-off         Date      Remaining     Remaining   Original   Interest-   Interest-
                                    Date         Gross     Amortization    Term to    Term to      Only        Only      Gross
                   Index         Principal      Interest       Term       Maturity    Maturity    Period      Period     Margin
Group   Type       Name         Balance ($)     Rate (%)     (Months)     (Months)    (Months)   (Months)    (Months)     (%)
-----   ----   -------------   --------------   --------   ------------   ---------   --------   ---------   ---------   ------
I       FRM              N/A     1,725,814.76      7.576            348         348        353         N/A         N/A      N/A
I       FRM              N/A       743,424.03      8.072            355         355        360         N/A         N/A      N/A
I       FRM              N/A    43,771,746.58      7.062            352         352        357         N/A         N/A      N/A
I       FRM              N/A     1,527,608.97      7.409            300         355        360          60          55      N/A
I       FRM              N/A       633,349.98      6.776            300         355        360          60          55      N/A
I       FRM              N/A       160,992.00      6.300            300         354        360          60          54      N/A
I       FRM              N/A       407,539.00      7.134            300         354        360          60          54      N/A
I       FRM              N/A       225,811.29      7.700            300         356        360          60          56      N/A
I       FRM              N/A     2,407,842.40      6.722            300         354        360          60          54      N/A
I       FRM              N/A       280,698.78      9.968            175         175        180         N/A         N/A      N/A
I       FRM              N/A       103,700.38      9.900            175         175        180         N/A         N/A      N/A
I       FRM              N/A        50,291.36      8.600            175         175        180         N/A         N/A      N/A
I       FRM              N/A     2,769,967.51     10.273            353         353        357         N/A         N/A      N/A
I       FRM              N/A       114,791.76      9.950            356         356        360         N/A         N/A      N/A
I       FRM              N/A        89,862.65     10.750            356         356        360         N/A         N/A      N/A
I       FRM              N/A        49,878.46     11.250            353         353        360         N/A         N/A      N/A
I       FRM              N/A       665,014.51      9.904            355         355        359         N/A         N/A      N/A
I       FRM              N/A       357,929.95     10.192            355         355        360         N/A         N/A      N/A
I       FRM              N/A     1,877,071.92      9.809            351         351        356         N/A         N/A      N/A
II      ARM    LIBOR 6 Month        94,146.06      8.440            354         354        360         N/A         N/A    5.850
II      ARM    LIBOR 6 Month        55,336.45     11.200            175         175        180         N/A         N/A    7.550
II      ARM    LIBOR 6 Month    29,865,728.09      7.991            355         355        360         N/A         N/A    6.085
II      ARM    LIBOR 6 Month        94,805.86     10.450            355         355        360         N/A         N/A    8.500
II      ARM    LIBOR 6 Month       247,490.92     10.650            355         355        360         N/A         N/A    8.930
II      ARM    LIBOR 6 Month    12,115,936.56      7.234            354         354        359         N/A         N/A    5.583
II      ARM    LIBOR 6 Month     3,293,188.36      9.582            355         355        360         N/A         N/A    7.102
II      ARM    LIBOR 6 Month       478,747.76      7.938            355         355        360         N/A         N/A    6.353
II      ARM    LIBOR 6 Month     1,309,282.25      7.168            355         355        360         N/A         N/A    5.971
II      ARM    LIBOR 6 Month     5,762,371.40      8.852            355         355        360         N/A         N/A    7.044
II      ARM    LIBOR 6 Month     2,137,119.15      9.060            354         354        359         N/A         N/A    7.080
II      ARM    LIBOR 6 Month    39,765,742.90      7.706            355         355        360         N/A         N/A    5.912
II      ARM    LIBOR 6 Month        51,155.77     10.350            353         353        359         N/A         N/A    7.050
II      ARM    LIBOR 6 Month       818,463.20      7.100            475         355        360         N/A         N/A    4.950
II      ARM    LIBOR 6 Month    11,103,736.59      6.607            475         355        360         N/A         N/A    4.954
II      ARM    LIBOR 6 Month    10,075,768.18      7.164            300         355        360          60          55    5.069
II      ARM    LIBOR 6 Month     3,287,364.96      6.951            300         355        360          60          55    5.678
II      ARM    LIBOR 6 Month     2,943,344.70      7.352            300         355        360          60          55    5.641
II      ARM    LIBOR 6 Month    58,602,286.52      6.052            300         355        360          60          55    4.261
II      ARM    LIBOR 6 Month       131,681.16     10.549            354         354        360         N/A         N/A    8.000
II      ARM    LIBOR 6 Month       355,855.84      5.050            350         350        356         N/A         N/A    4.110
II      ARM    LIBOR 6 Month     1,199,297.28      6.527            356         356        360         N/A         N/A    5.232
II      ARM    LIBOR 6 Month     1,746,106.07      5.999            355         355        360         N/A         N/A    4.181
II      ARM    LIBOR 6 Month       569,350.96      7.075            475         355        360         N/A         N/A    5.300
II      ARM    LIBOR 6 Month       665,000.00      5.250            300         355        360          60          55    4.395
II      ARM    LIBOR 6 Month     1,427,000.00      5.820            300         355        360          60          55    4.339


                      Rate
        Next Rate     Reset
          Reset     Frequency   Minimum    Maximum    Initial   Periodic
Group   (Months)    (Months)    Rate (%)   Rate (%)   Cap (%)   Cap (%)
-----   ---------   ---------   --------   --------   -------   --------
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
I             N/A         N/A        N/A        N/A        N/A       N/A
II            174           6      8.440     14.440     3.000      1.000
II             19           6     11.200     17.200     3.000      1.000
II             19           6      7.991     13.993     3.000      1.001
II             19           6     10.450     16.450     3.000      1.000
II             19           6     10.650     16.650     3.000      1.000
II             19           6      7.234     13.334     3.000      1.000
II             19           6      9.582     15.582     3.000      1.000
II             19           6      7.938     13.938     3.000      1.000
II             19           6      7.168     13.168     3.000      1.000
II             19           6      8.852     14.852     3.000      1.000
II             19           6      9.060     15.060     3.000      1.000
II             19           6      7.701     13.717     3.000      1.005
II             18           6     10.350     16.350     3.000      1.000
II             19           6      7.100     13.100     2.000      1.000
II             19           6      6.607     12.607     2.000      1.000
II             19           6      7.164     13.164     3.000      1.000
II             19           6      6.951     12.951     3.000      1.000
II             19           6      7.352     13.352     3.000      1.000
II             19           6      6.052     12.052     3.000      1.000
II             30           6     10.549     16.549     3.000      1.000
II             30           6      5.050     11.050     3.000      1.000
II             32           6      6.527     12.527     3.000      1.000
II             31           6      5.999     11.999     3.000      1.000
II             31           6      7.075     13.075     2.000      1.000
II             31           6      5.250     11.250     3.000      1.000
II             31           6      5.820     11.820     3.000      1.000


                                                Cut-off                                           Initial    Remaining
                                  Cut-off         Date      Remaining     Remaining   Original   Interest-   Interest-
                                    Date         Gross     Amortization    Term to    Term to      Only        Only      Gross
                   Index         Principal      Interest       Term       Maturity    Maturity    Period      Period     Margin
Group   Type       Name         Balance ($)     Rate (%)     (Months)     (Months)    (Months)   (Months)    (Months)     (%)
-----   ----   -------------   --------------   --------   ------------   ---------   --------   ---------   ---------   ------
II      ARM    LIBOR 6 Month     1,070,485.92      7.085            353         353        359         N/A         N/A    5.047
II      ARM    LIBOR 6 Month     1,876,768.73      6.507            354         354        360         N/A         N/A    4.657
II      ARM    LIBOR 6 Month       274,667.29      9.233            354         354        360         N/A         N/A    7.644
II      ARM    LIBOR 6 Month       288,097.99      8.959            354         354        360         N/A         N/A    6.487
II      ARM    LIBOR 6 Month       184,118.05     10.390            355         355        360         N/A         N/A    8.000
II      ARM    LIBOR 6 Month       795,345.35      7.411            354         354        360         N/A         N/A    5.714
II      ARM    LIBOR 6 Month       134,878.04      8.850            476         356        360         N/A         N/A    6.600
II      ARM    LIBOR 6 Month       991,119.46      6.623            300         354        360          60          54    5.391
II      ARM    LIBOR 6 Month     3,152,714.72      6.476            300         355        360          60          55    4.792
II      ARM    LIBOR 6 Month       414,000.00      6.750            300         353        360          60          53    4.550
II      ARM    LIBOR 6 Month     2,477,663.63      5.741            300         354        360          60          54    4.104
II      ARM    LIBOR 6 Month       516,500.00      6.650            300         355        360          60          55    4.550
II      ARM    LIBOR 6 Month    10,552,383.69      6.025            300         354        360          60          54    4.205
II      ARM    LIBOR 6 Month       596,364.18      5.990            354         354        360         N/A         N/A    5.750
II      ARM    LIBOR 6 Month       384,241.70      6.100            476         356        360         N/A         N/A    4.200
II      FRM              N/A     1,196,976.53      6.615            474         355        360         N/A         N/A      N/A
II      FRM              N/A       891,286.75      8.204            175         175        180         N/A         N/A      N/A
II      FRM              N/A        54,443.87      9.650            176         176        180         N/A         N/A      N/A
II      FRM              N/A        54,383.77      8.675            176         176        180         N/A         N/A      N/A
II      FRM              N/A        68,723.29      8.690            173         173        178         N/A         N/A      N/A
II      FRM              N/A       124,454.21     10.347            176         176        180         N/A         N/A      N/A
II      FRM              N/A        71,269.59      9.450            175         175        180         N/A         N/A      N/A
II      FRM              N/A       376,508.47      9.835            167         167        172         N/A         N/A      N/A
II      FRM              N/A     9,867,562.74      8.268            353         353        358         N/A         N/A      N/A
II      FRM              N/A        84,603.67      8.875            352         352        359         N/A         N/A      N/A
II      FRM              N/A     6,759,807.17      7.588            355         355        360         N/A         N/A      N/A
II      FRM              N/A       161,672.77      9.024            355         355        360         N/A         N/A      N/A
II      FRM              N/A       981,941.06      8.179            355         355        360         N/A         N/A      N/A
II      FRM              N/A     2,106,579.02      9.265            355         355        359         N/A         N/A      N/A
II      FRM              N/A       425,861.57      7.400            355         355        360         N/A         N/A      N/A
II      FRM              N/A     1,535,067.62      8.871            355         355        360         N/A         N/A      N/A
II      FRM              N/A       877,431.71      8.083            336         336        341         N/A         N/A      N/A
II      FRM              N/A    15,503,808.62      7.577            345         345        350         N/A         N/A      N/A
II      FRM              N/A        89,680.00      9.050            300         355        360          60          55      N/A
II      FRM              N/A     1,019,375.00      6.713            300         354        360          60          54      N/A
II      FRM              N/A     2,622,203.05      9.643            352         352        357         N/A         N/A      N/A
II      FRM              N/A       149,747.86     10.300            356         356        360         N/A         N/A      N/A
II      FRM              N/A        72,940.16     10.990            356         356        360         N/A         N/A      N/A
II      FRM              N/A        74,243.92      9.250            356         356        360         N/A         N/A      N/A
II      FRM              N/A     1,585,223.93      9.938            356         356        360         N/A         N/A      N/A
II      FRM              N/A       111,616.25      8.875            354         354        360         N/A         N/A      N/A
II      FRM              N/A     1,851,155.74     10.142            349         349        354         N/A         N/A      N/A


                      Rate
        Next Rate     Reset
          Reset     Frequency   Minimum    Maximum    Initial   Periodic
Group   (Months)    (Months)    Rate (%)   Rate (%)   Cap (%)   Cap (%)
-----   ---------   ---------   --------   --------   -------   --------
II             54           6      7.085     13.085     3.000      1.000
II             54           6      6.507     12.507     3.000      1.000
II             54           6      9.233     15.233     3.000      1.000
II             54           6      8.959     14.959     3.000      1.000
II             55           6     10.390     16.390     3.000      1.000
II             54           6      7.411     13.411     3.000      1.000
II             56           6      8.850     14.850     2.000      1.000
II             54           6      6.623     12.623     3.000      1.000
II             55           6      6.476     12.476     3.000      1.000
II             53           6      6.750     12.750     3.000      1.000
II             54           6      5.741     11.741     3.000      1.000
II             55           6      6.650     12.650     3.000      1.000
II             54           6      6.025     12.025     3.000      1.000
II              6           6      5.990     11.990     1.000      1.000
II              2           6      6.100     12.100     1.000      1.000
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A
II            N/A         N/A        N/A        N/A       N/A        N/A

While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the prepayment assumption, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual mortgage loans that will be delivered to the trustee and characteristics of the mortgage loans assumed in preparing the tables in this prospectus supplement.

General

      Each Interest Accrual Period for the LIBOR Certificates will consist of the actual number of days elapsed from the distribution date preceding the month of the applicable distribution date (or, in the case of the first Interest Accrual Period, from the closing date) through the day before the applicable distribution date.

Defaults in Delinquent Payments

      The yield to maturity of the LIBOR Certificates, and particularly the Class B and Class M certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the LIBOR Certificates may not receive reimbursement for Applied Realized Loss Amounts in the months following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

      The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, as described in this prospectus supplement. Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. In addition, a substantial majority of the ARMs (the 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 15/15 Adjustable Rate Mortgage Loans) will not have their initial Adjustment Date until two, three, five or fifteen years after their origination. The prepayment experience of the 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 15/15 Adjustable Rate Mortgage Loans may differ from that of the other ARMs. The 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans and the 15/15 Adjustable Rate Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the mortgage rates on the 2/28 Adjustable Rate Mortgage Loans, the 2/13 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans, the 5/25 Adjustable Rate Mortgage Loans or the 15/15 Adjustable Rate Mortgage Loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the LIBOR Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from voluntary principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related Due Date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that Due Date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

      To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a voluntary prepayment, the remaining deficiency will be allocated to the Offered Certificates, pro rata, according to the amount of interest to which each class of Offered Certificates would otherwise be entitled in reduction of that amount.

      The Pass-Through Rate for each class of LIBOR Certificates will be adjusted by reference to One-Month LIBOR, subject to the effects of the applicable limitations described in this prospectus supplement.

      The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the net mortgage rates of the mortgage loans, which are based on the Loan Index. If the mortgage loans bearing higher mortgage rates, either through higher margins or an increase in the Loan Index (and consequently, higher net mortgage rates), were to prepay, the weighted average net mortgage rate would be lower than otherwise would be the case. Changes in One-Month LIBOR may not correlate with changes in the Loan Index. It is possible that a decrease in the Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable pass-through margin for a class or classes of LIBOR Certificates were to be higher than the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, the Pass-Through Rate on the related LIBOR Certificates would be lower than otherwise would be the case. Although holders of the LIBOR Certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account, including Interest Rate Cap Payments (in the case of the Class M and Class B Certificates), there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the LIBOR Certificates and consequently the yields to maturity of those certificates. If at any time the Subordinated Amount is less than the Specified Subordinated Amount, Total Monthly Excess Spread and certain amounts available in the Swap Account, if any, will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, thus reducing the weighted average lives of those certificates. The actual Subordinated Amount may change from distribution date to distribution date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Subordinated Amount will never be less than the Specified Subordinated Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments. Mortgage loans with higher adjusted net mortgage rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net mortgage rates may prepay faster than mortgage loans with relatively lower net mortgage rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net mortgage rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

      Each class of Class M and Class B certificates provides credit enhancement for certain other classes of LIBOR Certificates that have a higher payment priority, and each class of Class M and Class B certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be progressively more sensitive , in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a related Class M or Class B certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized Losses on the mortgage loans will reduce the Class Certificate Balance of the class of the related Class M and Class B certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a distribution date exceeds the total principal balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the total principal balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the LIBOR Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M and Class B certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Class M and Class B certificates will generally not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Class M or Class B certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of Realized Losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal of the Class A certificates, depending on the timing of Realized Losses, the Class M and Class B certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

      For all purposes, the Class B-3 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

      Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates.

Weighted Average Lives of the LIBOR Certificates

      The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each distribution date by the number of years from the date of issuance to that distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

      In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the prepayment assumption, see the Decrement Tables below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the distribution dates shown at various constant percentages of the applicable prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable prepayment assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and mortgage rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable prepayment assumption, even if the weighted average remaining term to maturity and weighted average mortgage rates of the mortgage loans are consistent with the remaining terms to maturity and mortgage rates of the mortgage loans specified in the structuring assumptions.

Prepayment Scenarios


                                        SCENARIO I   SCENARIO II   SCENARIO III   SCENARIO IV   SCENARIO V
                                        ----------   -----------   ------------   -----------   ----------
Fixed-rate mortgage loans (% of
prepayment assumption)                     50%           75%          100%           125%          150%
Adjustable-rate mortgage loans (% of
prepayment assumption)                     50%           75%          100%           125%          150%



           Percent of Initial Class Certificate Balance Outstanding(1)

                                                Class A-2A                        Class A-2B
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    -------------------------------    -------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
December 2006                        73     59     46     33     20    100    100    100    100    100
December 2007                        47     25      4      0      0    100    100    100     63     21
December 2008                        26      0      0      0      0    100     92     34      0      0
December 2009                         6      0      0      0      0    100     51     10      0      0
December 2010                         0      0      0      0      0     75     22      0      0      0
December 2011                         0      0      0      0      0     52      0      0      0      0
December 2012                         0      0      0      0      0     31      0      0      0      0
December 2013                         0      0      0      0      0     14      0      0      0      0
December 2014                         0      0      0      0      0      0      0      0      0      0
December 2015                         0      0      0      0      0      0      0      0      0      0
December 2016                         0      0      0      0      0      0      0      0      0      0
December 2017                         0      0      0      0      0      0      0      0      0      0
December 2018                         0      0      0      0      0      0      0      0      0      0
December 2019                         0      0      0      0      0      0      0      0      0      0
December 2020                         0      0      0      0      0      0      0      0      0      0
December 2021                         0      0      0      0      0      0      0      0      0      0
December 2022                         0      0      0      0      0      0      0      0      0      0
December 2023                         0      0      0      0      0      0      0      0      0      0
December 2024                         0      0      0      0      0      0      0      0      0      0
December 2025                         0      0      0      0      0      0      0      0      0      0
December 2026                         0      0      0      0      0      0      0      0      0      0
December 2027                         0      0      0      0      0      0      0      0      0      0
December 2028                         0      0      0      0      0      0      0      0      0      0
December 2029                         0      0      0      0      0      0      0      0      0      0
December 2030                         0      0      0      0      0      0      0      0      0      0
December 2031                         0      0      0      0      0      0      0      0      0      0
December 2032                         0      0      0      0      0      0      0      0      0      0
December 2033                         0      0      0      0      0      0      0      0      0      0
December 2034                         0      0      0      0      0      0      0      0      0      0
December 2035                         0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          2.02   1.35   1.00   0.79   0.64   6.28   4.17   3.00   2.19   1.77
Weighted Average Life to Call
(years)(2)(3)                       2.02   1.35   1.00   0.79   0.64   6.28   4.17   3.00   2.19   1.77


------------------------
(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class A-2C                         Class M-1
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    -------------------------------    -------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
December 2006                       100    100    100    100    100    100    100    100    100    100
December 2007                       100    100    100    100    100    100    100    100    100    100
December 2008                       100    100    100     84     43    100    100    100    100    100
December 2009                       100    100    100     79     43    100     87     63     45    100
December 2010                       100    100     83     55     35    100     70     47     31     20
December 2011                       100     98     62     38     22     87     56     35     21     12
December 2012                       100     79     46     26     14     76     45     26     15      8
December 2013                       100     64     35     18      9     65     37     20     10      5
December 2014                        98     51     26     13      6     56     29     15      7      0
December 2015                        85     41     19      9      3     49     24     11      5      0
December 2016                        73     33     15      6      1     42     19      8      1      0
December 2017                        63     27     11      4      0     36     15      6      0      0
December 2018                        54     21      8      2      0     31     12      4      0      0
December 2019                        46     17      6      0      0     26     10      1      0      0
December 2020                        39     14      4      0      0     22      8      0      0      0
December 2021                        34     11      3      0      0     19      6      0      0      0
December 2022                        28      9      1      0      0     16      5      0      0      0
December 2023                        24      7      0      0      0     13      4      0      0      0
December 2024                        20      6      0      0      0     11      0      0      0      0
December 2025                        17      4      0      0      0      9      0      0      0      0
December 2026                        14      2      0      0      0      8      0      0      0      0
December 2027                        11      1      0      0      0      6      0      0      0      0
December 2028                         9      0      0      0      0      5      0      0      0      0
December 2029                         7      0      0      0      0      4      0      0      0      0
December 2030                         6      0      0      0      0      0      0      0      0      0
December 2031                         4      0      0      0      0      0      0      0      0      0
December 2032                         2      0      0      0      0      0      0      0      0      0
December 2033                         0      0      0      0      0      0      0      0      0      0
December 2034                         0      0      0      0      0      0      0      0      0      0
December 2035                         0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          14.87  10.39  7.73   5.93   4.36   11.35  7.79   5.86   4.99   4.83
Weighted Average Life to Call
(years)(2)(3)                       13.18  8.94   6.62   5.02   3.63   10.47  7.06   5.31   4.54   4.47


------------------------
(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class M-2                          Class M-3
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    -------------------------------    -------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
December 2006                       100    100    100    100    100    100    100    100    100    100
December 2007                       100    100    100    100    100    100    100    100    100    100
December 2008                       100    100    100    100    100    100    100    100    100    100
December 2009                       100     87     63     45     38    100     87     63     45     31
December 2010                       100     70     47     31     20    100     70     47     31     20
December 2011                        87     56     35     21     12     87     56     35     21     12
December 2012                        76     45     26     15      8     76     45     26     15      8
December 2013                        65     37     20     10      5     65     37     20     10      1
December 2014                        56     29     15      7      0     56     29     15      7      0
December 2015                        49     24     11      5      0     49     24     11      1      0
December 2016                        42     19      8      0      0     42     19      8      0      0
December 2017                        36     15      6      0      0     36     15      6      0      0
December 2018                        31     12      4      0      0     31     12      0      0      0
December 2019                        26     10      0      0      0     26     10      0      0      0
December 2020                        22      8      0      0      0     22      8      0      0      0
December 2021                        19      6      0      0      0     19      6      0      0      0
December 2022                        16      5      0      0      0     16      1      0      0      0
December 2023                        13      0      0      0      0     13      0      0      0      0
December 2024                        11      0      0      0      0     11      0      0      0      0
December 2025                         9      0      0      0      0      9      0      0      0      0
December 2026                         8      0      0      0      0      8      0      0      0      0
December 2027                         6      0      0      0      0      6      0      0      0      0
December 2028                         5      0      0      0      0      2      0      0      0      0
December 2029                         1      0      0      0      0      0      0      0      0      0
December 2030                         0      0      0      0      0      0      0      0      0      0
December 2031                         0      0      0      0      0      0      0      0      0      0
December 2032                         0      0      0      0      0      0      0      0      0      0
December 2033                         0      0      0      0      0      0      0      0      0      0
December 2034                         0      0      0      0      0      0      0      0      0      0
December 2035                         0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.32  7.76   5.82   4.88   4.53   11.28  7.72   5.78   4.79   4.35
Weighted Average Life to Call
(years)(2)(3)                       10.47  7.06   5.29   4.45   4.19   10.47  7.06   5.28   4.39   4.03


------------------------
(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                                Class M-4                          Class M-5
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    -------------------------------    -------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
December 2006                       100    100    100    100    100    100    100    100    100    100
December 2007                       100    100    100    100    100    100    100    100    100    100
December 2008                       100    100    100    100    100    100    100    100    100    100
December 2009                       100     87     63     45     31    100     87     63     45     31
December 2010                       100     70     47     31     20    100     70     47     31     20
December 2011                        87     56     35     21     12     87     56     35     21     12
December 2012                        76     45     26     15      8     76     45     26     15      8
December 2013                        65     37     20     10      0     65     37     20     10      0
December 2014                        56     29     15      7      0     56     29     15      3      0
December 2015                        49     24     11      0      0     49     24     11      0      0
December 2016                        42     19      8      0      0     42     19      8      0      0
December 2017                        36     15      3      0      0     36     15      0      0      0
December 2018                        31     12      0      0      0     31     12      0      0      0
December 2019                        26     10      0      0      0     26     10      0      0      0
December 2020                        22      8      0      0      0     22      8      0      0      0
December 2021                        19      3      0      0      0     19      0      0      0      0
December 2022                        16      0      0      0      0     16      0      0      0      0
December 2023                        13      0      0      0      0     13      0      0      0      0
December 2024                        11      0      0      0      0     11      0      0      0      0
December 2025                         9      0      0      0      0      9      0      0      0      0
December 2026                         8      0      0      0      0      8      0      0      0      0
December 2027                         5      0      0      0      0      0      0      0      0      0
December 2028                         0      0      0      0      0      0      0      0      0      0
December 2029                         0      0      0      0      0      0      0      0      0      0
December 2030                         0      0      0      0      0      0      0      0      0      0
December 2031                         0      0      0      0      0      0      0      0      0      0
December 2032                         0      0      0      0      0      0      0      0      0      0
December 2033                         0      0      0      0      0      0      0      0      0      0
December 2034                         0      0      0      0      0      0      0      0      0      0
December 2035                         0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.24  7.68   5.74   4.73   4.25   11.20  7.64   5.71   4.69   4.17
Weighted Average Life to Call
(years)(2)(3)                       10.47  7.06   5.28   4.35   3.95   10.47  7.06   5.28   4.34   3.89


------------------------
(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class M-6                          Class B-1
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    -------------------------------    -------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
December 2006                       100    100    100    100    100    100    100    100    100    100
December 2007                       100    100    100    100    100    100    100    100    100    100
December 2008                       100    100    100    100    100    100    100    100    100    100
December 2009                       100     87     63     45     31    100     87     63     45     31
December 2010                       100     70     47     31     20    100     70     47     31     20
December 2011                        87     56     35     21     12     87     56     35     21     12
December 2012                        76     45     26     15      2     76     45     26     15      0
December 2013                        65     37     20     10      0     65     37     20     10      0
December 2014                        56     29     15      0      0     56     29     15      0      0
December 2015                        49     24     11      0      0     49     24     11      0      0
December 2016                        42     19      4      0      0     42     19      0      0      0
December 2017                        36     15      0      0      0     36     15      0      0      0
December 2018                        31     12      0      0      0     31     12      0      0      0
December 2019                        26     10      0      0      0     26      6      0      0      0
December 2020                        22      1      0      0      0     22      0      0      0      0
December 2021                        19      0      0      0      0     19      0      0      0      0
December 2022                        16      0      0      0      0     16      0      0      0      0
December 2023                        13      0      0      0      0     13      0      0      0      0
December 2024                        11      0      0      0      0     11      0      0      0      0
December 2025                         9      0      0      0      0      5      0      0      0      0
December 2026                         2      0      0      0      0      0      0      0      0      0
December 2027                         0      0      0      0      0      0      0      0      0      0
December 2028                         0      0      0      0      0      0      0      0      0      0
December 2029                         0      0      0      0      0      0      0      0      0      0
December 2030                         0      0      0      0      0      0      0      0      0      0
December 2031                         0      0      0      0      0      0      0      0      0      0
December 2032                         0      0      0      0      0      0      0      0      0      0
December 2033                         0      0      0      0      0      0      0      0      0      0
December 2034                         0      0      0      0      0      0      0      0      0      0
December 2035                         0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          11.14  7.59   5.67   4.64   4.11   11.08  7.54   5.62   4.60   4.06
Weighted Average Life to Call
(years)(2)(3)                       10.47  7.06   5.28   4.32   3.85   10.47  7.06   5.26   4.31   3.83


------------------------
(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.


           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class B-2                          Class B-3
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    -------------------------------    -------------------------------
                                     I     II     III    IV      V      I     II     III    IV      V
                                    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
Initial Percentage                  100%   100%   100%   100%   100%   100%   100%   100%   100%   100%
December 2006                       100    100    100    100    100    100    100    100    100    100
December 2007                       100    100    100    100    100    100    100    100    100    100
December 2008                       100    100    100    100    100    100    100    100    100    100
December 2009                       100     87     63     45     31    100     87     63     45     31
December 2010                       100     70     47     31     20    100     70     47     31     20
December 2011                        87     56     35     21     12     87     56     35     21      1
December 2012                        76     45     26     15      0     76     45     26     10      0
December 2013                        65     37     20      0      0     65     37     20      0      0
December 2014                        56     29     15      0      0     56     29     10      0      0
December 2015                        49     24      5      0      0     49     24      0      0      0
December 2016                        42     19      0      0      0     42     19      0      0      0
December 2017                        36     15      0      0      0     36     12      0      0      0
December 2018                        31     12      0      0      0     31      0      0      0      0
December 2019                        26      0      0      0      0     26      0      0      0      0
December 2020                        22      0      0      0      0     22      0      0      0      0
December 2021                        19      0      0      0      0     19      0      0      0      0
December 2022                        16      0      0      0      0     16      0      0      0      0
December 2023                        13      0      0      0      0      6      0      0      0      0
December 2024                         7      0      0      0      0      0      0      0      0      0
December 2025                         0      0      0      0      0      0      0      0      0      0
December 2026                         0      0      0      0      0      0      0      0      0      0
December 2027                         0      0      0      0      0      0      0      0      0      0
December 2028                         0      0      0      0      0      0      0      0      0      0
December 2029                         0      0      0      0      0      0      0      0      0      0
December 2030                         0      0      0      0      0      0      0      0      0      0
December 2031                         0      0      0      0      0      0      0      0      0      0
December 2032                         0      0      0      0      0      0      0      0      0      0
December 2033                         0      0      0      0      0      0      0      0      0      0
December 2034                         0      0      0      0      0      0      0      0      0      0
December 2035                         0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2)                          10.99  7.46   5.56   4.54   3.98   10.83  7.34   5.47   4.46   3.90
Weighted Average Life to Call
(years)(2)(3)                       10.47  7.06   5.26   4.29   3.79   10.47  7.06   5.26   4.29   3.77


------------------------
(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i). (3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

Hypothetical Available Funds and Supplemental Interest Rate Cap Table

      Assuming that prepayments on the mortgage loans occur at 100% of the applicable fixed-rate or adjustable-rate prepayment assumption (i.e., Scenario
III), that no losses are experienced with respect to the mortgage loans, that One-Month LIBOR and the Six-Month LIBOR Loan Index each remains constant at 20% and that the 10% optional clean-up call is not exercised, the following table indicates the Available Funds and Supplemental Interest Rate Cap that would result for indicated distribution dates under an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the applicable prepayment assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                         Schedule of Available Funds and
                Supplemental Interest Cap Rates (Cash Cap)(1)(2)


                           Class A-2A   Class A-2B    Class A-2C    Class M-1     Class M-2    Class M-3     Class M-4     Class M-5
Distribution                Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)
Date                       Actual/360   Actual/360    Actual/360   Actual/360    Actual/360    Actual/360   Actual/360    Actual/360
--------------             ----------   ----------    ----------   ----------    ----------    ----------   ----------    ----------
January 2006                  20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
February 2006                 20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
March  2006                   20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
April 2006                    20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
May 2006                      20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
June 2006                     20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
July 2006                     20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
August 2006                   20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
September 2006                20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
October 2006                  20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
November 2006                 20.09        20.24         20.33        20.45         20.47         20.49        20.65         20.68
December  2006                20.09        20.24         20.33        20.45         20.47         20.49        12.65         10.50
January 2007                  20.09        20.24         20.33        20.45         19.47         10.50        10.50         10.50
February 2007                 20.09        20.24         20.33        20.45         12.79         10.50        10.50         10.50
March 2007                    20.09        20.24         20.33        20.45         11.18         10.50        10.50         10.50
April 2007                    20.09        20.24         20.33        12.99         10.50         10.50        10.50         10.50
May 2007                      20.09        20.11         20.11        10.50         10.50         10.50        10.50         10.50
June 2007                     19.74        19.74         19.74        10.50         10.50         10.50        10.50         10.50
July 2007                     19.46        19.46         19.46        10.50         10.50         10.50        10.50         10.50
August 2007                   11.79        11.79         11.79        10.50         10.50         10.50        10.50         10.50
September 2007                11.73        11.73         11.73        10.50         10.50         10.50        10.50         10.50
October 2007                  11.92        11.92         11.92        10.50         10.50         10.50        10.50         10.50
November 2007                 11.62        11.62         11.62        10.50         10.50         10.50        10.50         10.50
December 2007                 11.83        11.83         11.83        10.50         10.50         10.50        10.50         10.50
January 2008                  11.54        11.54         11.54        10.50         10.50         10.50        10.50         10.50
February 2008                 12.23        12.23         12.23        10.50         10.50         10.50        10.50         10.50
March 2008                     -           12.80         12.80        10.50         10.50         10.50        10.50         10.50
April 2008                     -           12.21         12.21        10.50         10.50         10.50        10.50         10.50
May 2008                       -           12.48         12.48        10.50         10.50         10.50        10.50         10.50
June 2008                      -           12.21         12.21        10.50         10.50         10.50        10.50         10.50
July 2008                      -           12.21         12.21        10.50         10.50         10.50        10.50         10.50
August 2008                    -           12.38         12.38        10.50         10.50         10.50        10.50         10.50
September 2008                 -           12.27         12.27        10.50         10.50         10.50        10.50         10.50
October 2008                   -           12.48         12.48        10.50         10.50         10.50        10.50         10.50
November 2008                  -           12.08         12.08        10.50         10.50         10.50        10.50         10.50
December 2008                  -           12.33         12.33        10.50         10.50         10.50        10.50         10.50
January 2009                   -           36.73         36.73        10.50         10.50         10.50        10.50         10.50
February 2009                  -           15.19         15.19        10.50         10.50         10.50        10.50         10.50
March 2009                     -           16.38         16.38        11.26         11.26         11.26        11.26         11.26
April 2009                     -           14.80         14.80        10.17         10.17         10.17        10.17         10.17
May 2009                       -           15.05         15.05        10.51         10.51         10.51        10.51         10.51
June 2009                      -           14.56         14.56        10.17         10.17         10.17        10.17         10.17
July 2009                      -           14.94         14.94        10.51         10.51         10.51        10.51         10.51
August 2009                    -           14.53         14.53        10.21         10.21         10.21        10.21         10.21
September 2009                 -           14.49         14.49        10.22         10.22         10.22        10.22         10.22
October 2009                   -           14.87         14.87        10.56         10.56         10.56        10.56         10.56
November 2009                  -           14.40         14.40        10.21         10.21         10.21        10.21         10.21
December 2009                  -           14.79         14.79        10.55         10.55         10.55        10.55         10.55
January 2010                   -           14.31         14.31        10.22         10.22         10.22        10.22         10.22
February 2010                  -           14.29         14.29        10.24         10.24         10.24        10.24         10.24
March 2010                     -           15.66         15.66        11.33         11.33         11.33        11.33         11.33
April 2010                     -           14.22         14.22        10.24         10.24         10.24        10.24         10.24


                          Class M-6    Class B-1     Class B-2    Class B-3
Distribution               Cap (%)      Cap (%)       Cap (%)      Cap (%)
Date                      Actual/360   Actual/360    Actual/360   Actual/360
--------------            ----------   ----------    ----------   ----------
January 2006                 20.76        21.75         22.00        22.00
February 2006                20.76        21.75         22.00        22.00
March  2006                  20.76        21.75         22.00        22.00
April 2006                   20.76        21.75         22.00        22.00
May 2006                     20.76        21.75         22.00        22.00
June 2006                    20.76        21.75         22.00        22.00
July 2006                    20.76        21.75         22.00        22.00
August 2006                  20.76        21.75         22.00        17.46
September 2006               20.76        19.62         10.50        10.50
October 2006                 20.76        23.99         32.44        10.50
November 2006                10.74        10.50         10.50        10.50
December  2006               10.50        10.50         10.50        10.50
January 2007                 10.50        10.50         10.50        10.50
February 2007                10.50        10.50         10.50        10.50
March 2007                   10.50        10.50         10.50        10.50
April 2007                   10.50        10.50         10.50        10.50
May 2007                     10.50        10.50         10.50        10.50
June 2007                    10.50        10.50         10.50        10.50
July 2007                    10.50        10.50         10.50        10.50
August 2007                  10.50        10.50         10.50        10.50
September 2007               10.50        10.50         10.50        10.50
October 2007                 10.50        10.50         10.50        10.50
November 2007                10.50        10.50         10.50        10.50
December 2007                10.50        10.50         10.50        10.50
January 2008                 10.50        10.50         10.50        10.50
February 2008                10.50        10.50         10.50        10.50
March 2008                   10.50        10.50         10.50        10.50
April 2008                   10.50        10.50         10.50        10.50
May 2008                     10.50        10.50         10.50        10.50
June 2008                    10.50        10.50         10.50        10.50
July 2008                    10.50        10.50         10.50        10.50
August 2008                  10.50        10.50         10.50        10.50
September 2008               10.50        10.50         10.50        10.50
October 2008                 10.50        10.50         10.50        10.50
November 2008                10.50        10.50         10.50        10.50
December 2008                10.50        10.50         10.50        10.50
January 2009                 10.50        10.50         10.50        10.50
February 2009                10.50        10.50         10.50        10.50
March 2009                   11.26        11.26         11.26        11.26
April 2009                   10.17        10.17         10.17        10.17
May 2009                     10.51        10.51         10.51        10.51
June 2009                    10.17        10.17         10.17        10.17
July 2009                    10.51        10.51         10.51        10.51
August 2009                  10.21        10.21         10.21        10.21
September 2009               10.22        10.22         10.22        10.22
October 2009                 10.56        10.56         10.56        10.56
November 2009                10.21        10.21         10.21        10.21
December 2009                10.55        10.55         10.55        10.55
January 2010                 10.22        10.22         10.22        10.22
February 2010                10.24        10.24         10.24        10.24
March 2010                   11.33        11.33         11.33        11.33
April 2010                   10.24        10.24         10.24        10.24


------------------------
(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
            Supplemental Interest Cap Rates (Cash Cap)(1)(2) (cont'd)

                           Class A-2A   Class A-2B    Class A-2C    Class M-1     Class M-2    Class M-3     Class M-4     Class M-5
Distribution                Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)
Date                       Actual/360   Actual/360    Actual/360   Actual/360    Actual/360    Actual/360   Actual/360    Actual/360
--------------             ----------   ----------    ----------   ----------    ----------    ----------   ----------    ----------
May 2010                       -           14.63         14.63        10.58         10.58         10.58        10.58         10.58
June 2010                      -            -            14.16        10.24         10.24         10.24        10.24         10.24
July 2010                      -            -            14.72        10.70         10.70         10.70        10.70         10.70
August 2010                    -            -            13.65        10.41         10.41         10.41        10.41         10.41
September 2010                 -            -            13.65        10.41         10.41         10.41        10.41         10.41
October 2010                   -            -            14.10        10.75         10.75         10.75        10.75         10.75
November 2010                  -            -            13.65        10.40         10.40         10.40        10.40         10.40
December 2010                  -            -            14.10        10.75         10.75         10.75        10.75         10.75
January 2011                   -            -            13.72        10.44         10.44         10.44        10.44         10.44
February 2011                  -            -            13.73        10.46         10.46         10.46        10.46         10.46
March 2011                     -            -            15.20        11.58         11.58         11.58        11.58         11.58
April 2011                     -            -            13.73        10.46         10.46         10.46        10.46         10.46
May 2011                       -            -            14.19        10.81         10.81         10.81        10.81         10.81
June 2011                      -            -            13.73        10.46         10.46         10.46        10.46         10.46
July 2011                      -            -            14.26        10.85         10.85         10.85        10.85         10.85
August 2011                    -            -            13.82        10.51         10.51         10.51        10.51         10.51
September 2011                 -            -            13.82        10.51         10.51         10.51        10.51         10.51
October 2011                   -            -            14.28        10.86         10.86         10.86        10.86         10.86
November 2011                  -            -            13.82        10.51         10.51         10.51        10.51         10.51
December 2011                  -            -            14.28        10.86         10.86         10.86        10.86         10.86
January 2012                   -            -            13.88        10.55         10.55         10.55        10.55         10.55
February 2012                  -            -            13.90        10.57         10.57         10.57        10.57         10.57
March 2012                     -            -            14.86        11.29         11.29         11.29        11.29         11.29
April 2012                     -            -            13.90        10.56         10.56         10.56        10.56         10.56
May 2012                       -            -            14.36        10.92         10.92         10.92        10.92         10.92
June 2012                      -            -            13.90        10.56         10.56         10.56        10.56         10.56
July 2012                      -            -            14.36        10.91         10.91         10.91        10.91         10.91
August 2012                    -            -            13.90        10.56         10.56         10.56        10.56         10.56
September 2012                 -            -            13.90        10.56         10.56         10.56        10.56         10.56
October 2012                   -            -            14.36        10.91         10.91         10.91        10.91         10.91
November 2012                  -            -            13.90        10.56         10.56         10.56        10.56         10.56
December 2012                  -            -            14.36        10.91         10.91         10.91        10.91         10.91
January 2013                   -            -            13.90        10.56         10.56         10.56        10.56         10.56
February 2013                  -            -            13.90        10.56         10.56         10.56        10.56         10.56
March 2013                     -            -            15.39        11.69         11.69         11.69        11.69         11.69
April 2013                     -            -            13.90        10.55         10.55         10.55        10.55         10.55
May 2013                       -            -            14.36        10.91         10.91         10.91        10.91         10.91
June 2013                      -            -            13.90        10.55         10.55         10.55        10.55         10.55
July 2013                      -            -            14.36        10.90         10.90         10.90        10.90         10.90
August 2013                    -            -            13.90        10.55         10.55         10.55        10.55         10.55
September 2013                 -            -            13.90        10.55         10.55         10.55        10.55         10.55
October 2013                   -            -            14.36        10.90         10.90         10.90        10.90         10.90
November 2013                  -            -            13.90        10.55         10.55         10.55        10.55         10.55
December 2013                  -            -            14.36        10.90         10.90         10.90        10.90         10.90
January 2014                   -            -            13.90        10.55         10.55         10.55        10.55         10.55
February 2014                  -            -            13.90        10.55         10.55         10.55        10.55         10.55
March 2014                     -            -            15.38        11.68         11.68         11.68        11.68         11.68
April 2014                     -            -            13.90        10.54         10.54         10.54        10.54         10.54
May 2014                       -            -            14.36        10.90         10.90         10.90        10.90         10.90
June 2014                      -            -            13.90        10.54         10.54         10.54        10.54         10.54
July 2014                      -            -            14.36        10.89         10.89         10.89        10.89         10.89


                          Class M-6    Class B-1     Class B-2    Class B-3
Distribution               Cap (%)      Cap (%)       Cap (%)      Cap (%)
Date                      Actual/360   Actual/360    Actual/360   Actual/360
--------------            ----------   ----------    ----------   ----------
May 2010                     10.58        10.58         10.58        10.58
June 2010                    10.24        10.24         10.24        10.24
July 2010                    10.70        10.70         10.70        10.70
August 2010                  10.41        10.41         10.41        10.41
September 2010               10.41        10.41         10.41        10.41
October 2010                 10.75        10.75         10.75        10.75
November 2010                10.40        10.40         10.40        10.40
December 2010                10.75        10.75         10.75        10.75
January 2011                 10.44        10.44         10.44        10.44
February 2011                10.46        10.46         10.46        10.46
March 2011                   11.58        11.58         11.58        11.58
April 2011                   10.46        10.46         10.46        10.46
May 2011                     10.81        10.81         10.81        10.81
June 2011                    10.46        10.46         10.46        10.46
July 2011                    10.85        10.85         10.85        10.85
August 2011                  10.51        10.51         10.51        10.51
September 2011               10.51        10.51         10.51        10.51
October 2011                 10.86        10.86         10.86        10.86
November 2011                10.51        10.51         10.51        10.51
December 2011                10.86        10.86         10.86        10.86
January 2012                 10.55        10.55         10.55        10.55
February 2012                10.57        10.57         10.57        10.57
March 2012                   11.29        11.29         11.29        11.29
April 2012                   10.56        10.56         10.56        10.56
May 2012                     10.92        10.92         10.92        10.92
June 2012                    10.56        10.56         10.56        10.56
July 2012                    10.91        10.91         10.91        10.91
August 2012                  10.56        10.56         10.56        10.56
September 2012               10.56        10.56         10.56        10.56
October 2012                 10.91        10.91         10.91        10.91
November 2012                10.56        10.56         10.56        10.56
December 2012                10.91        10.91         10.91        10.91
January 2013                 10.56        10.56         10.56        10.56
February 2013                10.56        10.56         10.56        10.56
March 2013                   11.69        11.69         11.69        11.69
April 2013                   10.55        10.55         10.55        10.55
May 2013                     10.91        10.91         10.91        10.91
June 2013                    10.55        10.55         10.55        10.55
July 2013                    10.90        10.90         10.90        10.90
August 2013                  10.55        10.55         10.55        10.55
September 2013               10.55        10.55         10.55        10.55
October 2013                 10.90        10.90         10.90        10.90
November 2013                10.55        10.55         10.55        10.55
December 2013                10.90        10.90         10.90        10.90
January 2014                 10.55        10.55         10.55        10.55
February 2014                10.55        10.55         10.55        10.55
March 2014                   11.68        11.68         11.68        11.68
April 2014                   10.54        10.54         10.54        10.54
May 2014                     10.90        10.90         10.90        10.90
June 2014                    10.54        10.54         10.54        10.54
July 2014                    10.89        10.89         10.89        10.89


------------------------
(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
            Supplemental Interest Cap Rates (Cash Cap)(1)(2) (cont'd)

                           Class A-2A   Class A-2B    Class A-2C    Class M-1     Class M-2    Class M-3     Class M-4     Class M-5
Distribution                Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)
Date                       Actual/360   Actual/360    Actual/360   Actual/360    Actual/360    Actual/360   Actual/360    Actual/360
--------------             ----------   ----------    ----------   ----------    ----------    ----------   ----------    ----------
August 2014                    -            -            13.90        10.54         10.54         10.54        10.54         10.54
September 2014                 -            -            13.90        10.54         10.54         10.54        10.54         10.54
October 2014                   -            -            12.07        10.89         10.89         10.89        10.89         10.89
November 2014                  -            -            11.23        10.54         10.54         10.54        10.54         10.54
December 2014                  -            -            11.63        10.89         10.89         10.89        10.89         10.89
January 2015                   -            -            11.28        10.54         10.54         10.54        10.54         10.54
February 2015                  -            -            11.30        10.54         10.54         10.54        10.54         10.54
March 2015                     -            -            12.54        11.67         11.67         11.67        11.67         11.67
April 2015                     -            -            11.36        10.54         10.54         10.54        10.54         10.54
May 2015                       -            -            11.76        10.89         10.89         10.89        10.89         10.89
June 2015                      -            -            11.41        10.54         10.54         10.54        10.54         10.54
July 2015                      -            -            11.82        10.89         10.89         10.89        10.89         10.89
August 2015                    -            -            11.47        10.53         10.53         10.53        10.53         10.53
September 2015                 -            -            11.50        10.53         10.53         10.53        10.53         10.53
October 2015                   -            -            11.92        10.88         10.88         10.88        10.88         10.88
November 2015                  -            -            11.57        10.53         10.53         10.53        10.53         10.53
December 2015                  -            -            11.99        10.88         10.88         10.88        10.88         10.88
January 2016                   -            -            11.64        10.53         10.53         10.53        10.53         10.53
February 2016                  -            -            11.67        10.53         10.53         10.53        10.53         10.53
March 2016                     -            -            12.51        11.26         11.26         11.26        11.26         11.26
April 2016                     -            -            11.74        10.53         10.53         10.53        10.53         10.53
May 2016                       -            -            12.18        10.88         10.88         10.88        10.88         10.88
June 2016                      -            -            11.82        10.53         10.53         10.53        10.53         10.53
July 2016                      -            -            12.26        10.88         10.88         10.88        10.88         10.88
August 2016                    -            -            11.90        10.53         10.53         10.53        10.53         10.53
September 2016                 -            -            11.95        10.53         10.53         10.53        10.53         10.53
October 2016                   -            -            12.39        10.88         10.88         10.88        10.88         10.88
November 2016                  -            -            12.03        10.53         10.53         10.53        10.53         10.53
December 2016                  -            -            12.48        10.88         10.88         10.88        10.88         10.88
January 2017                   -            -            12.13        10.53         10.53         10.53        10.53         10.53
February 2017                  -            -            12.17        10.52         10.52         10.52        10.52         10.52
March 2017                     -            -            13.53        11.65         11.65         11.65        11.65         11.65
April 2017                     -            -            12.27        10.52         10.52         10.52        10.52         10.52
May 2017                       -            -            12.74        10.87         10.87         10.87        10.87         10.87
June 2017                      -            -            12.38        10.52         10.52         10.52        10.52         10.52
July 2017                      -            -            12.85        10.87         10.87         10.87        10.87         10.87
August 2017                    -            -            12.49        10.52         10.52         10.52        10.52         10.52
September 2017                 -            -            12.55        10.52         10.52         10.52        10.52         10.52
October 2017                   -            -            13.03        10.87         10.87         10.87        10.87         10.87
November 2017                  -            -            12.67        10.52         10.52         10.52        10.52         10.52
December 2017                  -            -            13.16        10.87         10.87         10.87        10.87          -
January 2018                   -            -            12.80        10.52         10.52         10.52        10.52          -
February 2018                  -            -            12.86        10.52         10.52         10.52        10.52          -
March 2018                     -            -            14.31        11.65         11.65         11.65        11.65          -
April 2018                     -            -            13.00        10.52         10.52         10.52        10.52          -
May 2018                       -            -            13.51        10.87         10.87         10.87        10.87          -
June 2018                      -            -            13.14        10.52         10.52         10.52         -             -
July 2018                      -            -            13.66        10.87         10.87         10.87         -             -
August 2018                    -            -            13.29        10.52         10.52         10.52         -             -
September 2018                 -            -            13.37        10.52         10.52         10.52         -             -
October 2018                   -            -            13.90        10.87         10.87         10.87         -             -


                          Class M-6    Class B-1     Class B-2    Class B-3
Distribution               Cap (%)      Cap (%)       Cap (%)      Cap (%)
Date                      Actual/360   Actual/360    Actual/360   Actual/360
--------------            ----------   ----------    ----------   ----------
August 2014                  10.54        10.54         10.54        10.54
September 2014               10.54        10.54         10.54        10.54
October 2014                 10.89        10.89         10.89        10.89
November 2014                10.54        10.54         10.54        10.54
December 2014                10.89        10.89         10.89        10.89
January 2015                 10.54        10.54         10.54        10.54
February 2015                10.54        10.54         10.54        10.54
March 2015                   11.67        11.67         11.67        11.67
April 2015                   10.54        10.54         10.54        10.54
May 2015                     10.89        10.89         10.89        10.89
June 2015                    10.54        10.54         10.54        10.54
July 2015                    10.89        10.89         10.89        10.89
August 2015                  10.53        10.53         10.53        10.53
September 2015               10.53        10.53         10.53        10.53
October 2015                 10.88        10.88         10.88         -
November 2015                10.53        10.53         10.53         -
December 2015                10.88        10.88         10.88         -
January 2016                 10.53        10.53         10.53         -
February 2016                10.53        10.53         10.53         -
March 2016                   11.26        11.26         11.26         -
April 2016                   10.53        10.53         10.53         -
May 2016                     10.88        10.88          -            -
June 2016                    10.53        10.53          -            -
July 2016                    10.88        10.88          -            -
August 2016                  10.53        10.53          -            -
September 2016               10.53        10.53          -            -
October 2016                 10.88        10.88          -            -
November 2016                10.53         -             -            -
December 2016                10.88         -             -            -
January 2017                 10.53         -             -            -
February 2017                10.52         -             -            -
March 2017                   11.65         -             -            -
April 2017                   10.52         -             -            -
May 2017                     10.87         -             -            -
June 2017                     -            -             -            -
July 2017                     -            -             -            -
August 2017                   -            -             -            -
September 2017                -            -             -            -
October 2017                  -            -             -            -
November 2017                 -            -             -            -
December 2017                 -            -             -            -
January 2018                  -            -             -            -
February 2018                 -            -             -            -
March 2018                    -            -             -            -
April 2018                    -            -             -            -
May 2018                      -            -             -            -
June 2018                     -            -             -            -
July 2018                     -            -             -            -
August 2018                   -            -             -            -
September 2018                -            -             -            -
October 2018                  -            -             -            -


------------------------
(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
            Supplemental Interest Cap Rates (Cash Cap)(1)(2) (cont'd)

                           Class A-2A   Class A-2B    Class A-2C    Class M-1     Class M-2    Class M-3     Class M-4     Class M-5
Distribution                Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)
Date                       Actual/360   Actual/360    Actual/360   Actual/360    Actual/360    Actual/360   Actual/360    Actual/360
--------------             ----------   ----------    ----------   ----------    ----------    ----------   ----------    ----------
November 2018                  -            -            13.54        10.52         10.52         10.52         -             -
December 2018                  -            -            14.08        10.87         10.87         10.87         -             -
January 2019                   -            -            13.71        10.52         10.52          -            -             -
February 2019                  -            -            13.80        10.52         10.52          -            -             -
March 2019                     -            -            15.38        11.65         11.65          -            -             -
April 2019                     -            -            13.99        10.52         10.52          -            -             -
May 2019                       -            -            14.56        10.87         10.87          -            -             -
June 2019                      -            -            14.19        10.52         10.52          -            -             -
July 2019                      -            -            14.76        10.87         10.87          -            -             -
August 2019                    -            -            14.39        10.52         10.52          -            -             -
September 2019                 -            -            14.50        10.52         10.52          -            -             -
October 2019                   -            -            15.10        10.87          -             -            -             -
November 2019                  -            -            14.73        10.52          -             -            -             -
December 2019                  -            -            15.34        10.87          -             -            -             -
January 2020                   -            -            14.97        10.52          -             -            -             -
February 2020                  -            -            15.09        10.52          -             -            -             -
March 2020                     -            -            16.27        11.25          -             -            -             -
April 2020                     -            -            15.35        10.52          -             -            -             -
May 2020                       -            -            16.00        10.87          -             -            -             -
June 2020                      -            -            15.63         -             -             -            -             -
July 2020                      -            -            16.38         -             -             -            -             -
August 2020                    -            -            16.08         -             -             -            -             -
September 2020                 -            -            16.32         -             -             -            -             -
October 2020                   -            -            17.13         -             -             -            -             -
November 2020                  -            -            16.85         -             -             -            -             -
December 2020                  -            -            17.70         -             -             -            -             -
January 2021                   -            -            17.44         -             -             -            -             -
February 2021                  -            -            17.77         -             -             -            -             -
March 2021                     -            -            20.05         -             -             -            -             -
April 2021                     -            -            18.48         -             -             -            -             -
May 2021                       -            -            19.51         -             -             -            -             -
June 2021                      -            -            19.30         -             -             -            -             -
July 2021                      -            -            20.42         -             -             -            -             -
August 2021                    -            -            20.25         -             -             -            -             -
September 2021                 -            -            20.78         -             -             -            -             -
October 2021                   -            -            22.07         -             -             -            -             -
November 2021                  -            -            21.98         -             -             -            -             -
December 2021                  -            -            23.41         -             -             -            -             -
January 2022                   -            -            23.40         -             -             -            -             -
February 2022                  -            -            24.22         -             -             -            -             -
March 2022                     -            -            27.80         -             -             -            -             -
April 2022                     -            -            26.11         -             -             -            -             -
May 2022                       -            -            28.12         -             -             -            -             -
June 2022                      -            -            28.45         -             -             -            -             -
July 2022                      -            -            30.83         -             -             -            -             -
August 2022                    -            -            31.41         -             -             -            -             -
September 2022                 -            -            33.22         -             -             -            -             -
October 2022                   -            -            36.47         -             -             -            -             -
November 2022                  -            -            37.72         -             -             -            -             -
December 2022                  -            -            41.93         -             -             -            -             -
January 2023                   -            -            44.01         -             -             -            -             -


                          Class M-6    Class B-1     Class B-2    Class B-3
Distribution               Cap (%)      Cap (%)       Cap (%)      Cap (%)
Date                      Actual/360   Actual/360    Actual/360   Actual/360
--------------            ----------   ----------    ----------   ----------
November 2018                 -            -             -            -
December 2018                 -            -             -            -
January 2019                  -            -             -            -
February 2019                 -            -             -            -
March 2019                    -            -             -            -
April 2019                    -            -             -            -
May 2019                      -            -             -            -
June 2019                     -            -             -            -
July 2019                     -            -             -            -
August 2019                   -            -             -            -
September 2019                -            -             -            -
October 2019                  -            -             -            -
November 2019                 -            -             -            -
December 2019                 -            -             -            -
January 2020                  -            -             -            -
February 2020                 -            -             -            -
March 2020                    -            -             -            -
April 2020                    -            -             -            -
May 2020                      -            -             -            -
June 2020                     -            -             -            -
July 2020                     -            -             -            -
August 2020                   -            -             -            -
September 2020                -            -             -            -
October 2020                  -            -             -            -
November 2020                 -            -             -            -
December 2020                 -            -             -            -
January 2021                  -            -             -            -
February 2021                 -            -             -            -
March 2021                    -            -             -            -
April 2021                    -            -             -            -
May 2021                      -            -             -            -
June 2021                     -            -             -            -
July 2021                     -            -             -            -
August 2021                   -            -             -            -
September 2021                -            -             -            -
October 2021                  -            -             -            -
November 2021                 -            -             -            -
December 2021                 -            -             -            -
January 2022                  -            -             -            -
February 2022                 -            -             -            -
March 2022                    -            -             -            -
April 2022                    -            -             -            -
May 2022                      -            -             -            -
June 2022                     -            -             -            -
July 2022                     -            -             -            -
August 2022                   -            -             -            -
September 2022                -            -             -            -
October 2022                  -            -             -            -
November 2022                 -            -             -            -
December 2022                 -            -             -            -
January 2023                  -            -             -            -


------------------------
(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
            Supplemental Interest Cap Rates (Cash Cap)(1)(2) (cont'd)

                           Class A-2A   Class A-2B    Class A-2C    Class M-1     Class M-2    Class M-3     Class M-4     Class M-5
Distribution                Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)      Cap (%)       Cap (%)       Cap (%)
Date                       Actual/360   Actual/360    Actual/360   Actual/360    Actual/360    Actual/360   Actual/360    Actual/360
--------------             ----------   ----------    ----------   ----------    ----------    ----------   ----------    ----------
February 2023                  -            -            48.18         -             -             -            -             -
March 2023                     -            -            59.11         -             -             -            -             -
April 2023                     -            -            60.05         -             -             -            -             -
May 2023                       -            -            71.16         -             -             -            -             -
June 2023                      -            -            81.09         -             -             -            -             -
July 2023                      -            -           102.48         -             -             -            -             -
August 2023                    -            -           128.59         -             -             -            -             -
September 2023                 -            -           184.81         -             -             -            -             -
October 2023                   -            -           347.04         -             -             -            -             -
November 2023                  -            -             *            -             -             -            -             -
December 2023                  -            -             -            -             -             -            -             -


                           Class M-6s    Class B-1     Class B-2    Class B-3
Distribution                Cap (%)      Cap (%)       Cap (%)      Cap (%)
Date                       Actual/360   Actual/360    Actual/360   Actual/360
--------------             ---------   ----------    ----------   ----------
February 2023                  -            -             -            -
March 2023                     -            -             -            -
April 2023                     -            -             -            -
May 2023                       -            -             -            -
June 2023                      -            -             -            -
July 2023                      -            -             -            -
August 2023                    -            -             -            -
September 2023                 -            -             -            -
October 2023                   -            -             -            -
November 2023                  -            -             -            -
December 2023                  -            -             -            -


------------------------
* On the distribution date in November 2023, the Class A-2C certificates have a beginning balance of $25,148.72 and are paid $154,163.62 in interest.

------------------------
(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and the interest rate swap agreement.

(2) Assumes 100% prepayment assumption, no losses, One-Month LIBOR of 20% and Six-Month LIBOR Loan Index of 20%. Assumes 10% optional clean-up call is not exercised.

Final Scheduled Distribution Date

      The final scheduled distribution date for each class of LIBOR Certificates is the distribution date occurring in October 2035.

      The final scheduled distribution date for each class of LIBOR Certificates is the date on which the initial Class Certificate Balance set forth on the cover page of this prospectus supplement for that class would be reduced to zero. The final scheduled distribution dates for all classes have been calculated as the distribution date occurring in the month following the latest maturity date of any mortgage loan.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the final scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the LIBOR Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The pooling and servicing agreement provides that the trust (exclusive of the assets held in the Excess Reserve Fund Account, the Swap Account and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates (exclusive of the right to receive Basis Risk Carry Forward Amounts) represents ownership of a regular interest (a "Regular Interest") in a Trust REMIC. The Class R certificates will represent ownership of the sole class of residual interest in each of the Trust REMICs. In addition, each class of LIBOR Certificates will represent a beneficial interest in the right to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Swap Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the LIBOR Certificates, Cadwalader, Wickersham & Taft LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of
Section 860D of the Code, and the portion of the trust exclusive of the Trust REMICs will be treated as a grantor trust for federal income tax purposes.

Taxation of Regular Interests

      A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interests in the Upper-Tier REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (the "Basis Risk Contracts"), representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Swap Account. The Regular Interest component of a LIBOR Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) Basis Risk Carry Forward Amounts will be payable from both the Excess Reserve Fund Account and the Swap Account, and (ii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cash Flow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may exceed the actual amount of distributions on the LIBOR Certificate.

      A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its Regular Interest component and the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with a lesser premium or an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus.

      Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Sale or Exchange of Regular Securities."

      Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal to 100% of the applicable prepayment assumption. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the LIBOR Certificates

      The Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association" and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Swap Account, would be so treated. In addition, to the extent the Regular Interest component of a LIBOR Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under
Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments or Net Swap Payments not payable from Net Monthly Cash Flow will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Swap Account pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

      Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

      As of the closing date, the Basis Risk Contract components are expected to have a de minimis value.

      A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of
(1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the LIBOR certificates, see "Federal Income Tax Consequences--Administrative Matters" and "--Taxation of Certain Foreign Investors" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates under the tax laws of any state or local jurisdiction. Investors considering an investment in the LIBOR Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and

Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Barclays Capital Inc. an administrative exemption (Final Authorization Number 2004-03E (2004)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption provides exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan, provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (i) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

            (ii) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Fitch, Moody's or S&P;

            (iii) The trustee is not an affiliate of any other member of the Restricted Group (as defined below), other than an underwriter;

            (iv) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (v) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, any underwriter, the trustee, the servicer, the cap provider, the Swap Provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

      Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets of the trust fund.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

      The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

      Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTE") 84-14 (for transactions by independent "qualified professional asset managers"), PTE 91-38 (for transactions by bank collective investment funds), PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 95-60 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the offered certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements.

However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

      The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

      No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

      See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by DBRS, Fitch, Moody's and S&P:

                Class   S&P    Moody's   Fitch      DBRS
                -----   ---    -------   -----      ----
                A-2A    AAA     Aaa       AAA       AAA
                A-2B    AAA     Aaa       AAA       AAA
                A-2C    AAA     Aaa       AAA       AAA
                M-1     AA+     Aa1       AA+     AA(high)
                M-2      AA     Aa2       AA+        AA
                M-3     AA-     Aa3        AA     AA(low)
                M-4      A+     A1        AA-     A(high)
                M-5      A+     A2         A+     A(high)
                M-6      A      A3         A         A
                B-1      A-    Baa1        A-      A(low)
                B-2     BBB+   Baa2       BBB+   BBB(high)
                B-3     BBB    Baa3       BBB       BBB

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, take into account the existence of the Interest Rate Cap Agreements or constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Dominion Bond Rating Service, 55 Broadway, 15th Floor, New York, New York 10006, Fitch, Inc., One State Street Plaza, New York, New York 10007, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by DBRS, Fitch, Moody's or S&P are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                    GLOSSARY

      The following terms have the meanings given below when used in this prospectus supplement.

      "60+ LTV Loan" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Relief Act, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Available Funds" means, with respect to any distribution date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer and the trustee: (i) the aggregate amount of monthly payments on the mortgage loans due on the related due date and received by the servicer on or prior to the related Determination Date, after deduction of the servicing fee in respect of prior distribution dates and the trustee fee for that distribution date, together with any related P&I Advance and any PMI Insurance Premiums; (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, but excluding Prepayment Premiums; (iii) Compensating Interest payments from the servicer to the trustee in respect of prepayment interest shortfalls for that distribution date; (iv) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts received in connection with substitutions for mortgage loans, with respect to that distribution date; and (v) the proceeds of any optional clean-up call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the LIBOR Certificates.

      "Barclays" means Barclays Bank PLC.

      "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) the aggregate Principal Remittance Amount for that distribution date over (ii) the Excess Subordinated Amount, if any, for that distribution date.

      "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

      "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Class A" means, collectively, the Class A-1, Class A-2A, Class A-2B and Class A-2C certificates.

      "Class A Certificate Group" means either the Group I Class A Certificates or the Group II Class A Certificates, as applicable.

      "Class A Principal Allocation Percentage" for any distribution date is the percentage equivalent of a fraction, determined as follows:

            (1) with respect to the Group I Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date; and

            (2) with respect to the Group II Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date.

      "Class A Principal Distribution Amount" with respect to any distribution date is the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that distribution date over (b) the lesser of
(x) approximately 65.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class A-2" means, collectively, the Class A-2A, Class A-2B and Class A-2C certificates.

      "Class B" means, collectively, the Class B-1, Class B-2 and Class B-3 certificates.

      "Class B Cap Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

      "Class B Interest Rate Cap Payment" means, for the first 38 distribution dates, the amount, if any, equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class B Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 8.650% over a specified cap strike rate (ranging from 4.200% to 8.650%), calculated on an "actual/360" basis and (b) the product of the Class B cap notional balance and index rate multiplier set forth on Annex II to this prospectus supplement for that distribution date.

      "Class B-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date) and (h) Class Certificate Balance of the Class B-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 90.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class B-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date) and (i) Class Certificate Balance of the Class B-2 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 91.70% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class B-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date) and (j) Class Certificate Balance of the Class B-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 93.70% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any distribution date, the aggregate principal amount of that class upon initial issuance on the closing date reduced by the sum of (i) all amounts previously distributed to holders of certificates of that class as distributions of principal and (ii) in the case of any class of Subordinated Certificates, the amount of any Applied Realized Loss Amounts previously allocated to that class of Subordinated Certificates; provided, however, that immediately following the distribution date on which a Subsequent Recovery is distributed, the Class Certificate Balance of any class or classes of Subordinated Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of any Subsequent Recoveries distributed on such distribution date (up to the amount of Unpaid Realized Loss Amount for such class or classes for that distribution date).

      "Class M" means, collectively, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates.

      "Class M Cap Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

      "Class M Interest Rate Cap Payment" means, for the first 38 distribution dates, the amount, if any, equal to the product of (a) the excess, if any, of the lesser of (i) the one-month LIBOR rate (as determined pursuant to the Class M Cap Agreement) as of that distribution date and (ii) a cap ceiling rate of 10.030% over a specified cap strike rate (ranging from 5.580% to 10.030%), calculated on an "actual/360" basis and (b) the product of the Class M notional balance and index rate multiplier set forth on Annex II to this prospectus supplement for that distribution date.

      "Class M-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 72.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class M-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on that distribution date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 77.80% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class M-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 81.70% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class M-4 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the

Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date) and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 84.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class M-5 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 86.50% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Class M-6 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date) and (g) Class Certificate Balance of the Class M-6 certificates immediately prior to that distribution date over (ii) the lesser of
(a) approximately 88.40% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,040,825.

      "Code" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

      "Combined loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Combined effective loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

      "Cumulative Loss Percentage" means, with respect to any distribution date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the cut-off date to the last day of the calendar month preceding the month in which such distribution date occurs and the denominator of which is the cut-off date pool principal balance of the mortgage loans.

      "Cumulative Loss Trigger Event" means, with respect to any distribution date indicated below, the circumstances in which the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:


  Distribution Date Occurring In                               Loss Percentage
----------------------------------   ------------------------------------------------------------
January 2008 through December 2008   0.950% for the first month, plus an additional 1/12th of
                                     1.100% for each month thereafter (e.g., 1.500% in July 2008)

January 2009 through December 2009   2.050% for the first month, plus an additional 1/12th of
                                     0.700% for each month thereafter (e.g., 2.400% in July 2009)

January 2010 through December 2010   2.750% for the first month, plus an additional 1/12th of
                                     0.500% for each month thereafter (e.g., 3.000% in July 2010)

January 2011 through December 2011   3.250% for the first month, plus an additional 1/12th of
                                     0.200% for each month thereafter (e.g., 3.350% in July 2011)

January 2012 and thereafter          3.450%


      "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Delinquency Trigger Event," with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 44.50% of the prior period's Senior Enhancement Percentage.

      "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan.

      "Determination Date" means, with respect to each Servicer Remittance Date, the 15th day (or if that day is not a business day, the immediately preceding business day) in the calendar month in which that Servicer Remittance Date occurs.

      "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Due Period" means, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the month in which that distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Excess Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate, the Insurance Fee Rate and the aggregate fee rate for the trustee fee and the loan performance advisor fee. The Expense Fee Rate is not expected to exceed 1.47% per annum. See "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of (x) the related Total Monthly Excess Spread for that distribution date and (y) the related Subordination Deficiency for that distribution date.

      "Gross Margin" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Group I Class A Certificates" means the Class A-1 certificates.

      "Group I Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group II Class A Certificates" means the Class A-2A, Class A-2B and Class A-2C certificates, collectively.

      "Group II Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Group Subordinate Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Insurance Fee Rate" has the meaning set forth in "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

      "Interest Accrual Period" means, for any distribution date, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

      "Interest Rate Cap Agreements" has the meaning set forth in "Description of the Certificates--Interest Rate Cap Agreements" in this prospectus supplement.

      "Interest Rate Cap Payment" means, for any distribution date, any Class M Interest Rate Cap Payment or any Class B Interest Rate Cap Payment.

      "Interest Remittance Amount" means, with respect to any distribution date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest relating to mortgage loans in that mortgage loan group.

      "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "IRS" means the Internal Revenue Service.

      "LIBOR Certificates" means the Class A-1 certificates and the Offered Certificates.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise.

      "Loan Index" means the Six-Month LIBOR Loan Index.

      "Lower-Tier REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

      "Maximum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Minimum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Net Interest Margin Securities" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates" in this prospectus supplement.

      "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars were offered by the Reference Banks at approximately 11:00 a.m. (London time) on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee, after consultation with the depositor, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "P&I Advances" means advances made by the servicer on each distribution date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Periodic Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "PMI Insurance Premiums" has the meaning set forth in "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

      "PMI Insurer" has the meaning set forth in "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

      "PMI Policy" has the meaning set forth in "The Mortgage Loan Pool--Primary Mortgage Insurance" in this prospectus supplement.

      "Pool Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Prepayment Interest Excess" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Prepayment Period" means, with respect to any distribution date and unscheduled receipts of principal, the period commencing on the 16th day of the month preceding the month in which such distribution date occurs (or in the case of the first distribution date, commencing on the cut-off date) and ending on the 15th day of the month in which that distribution date occurs.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments received during the related Prepayment Period;
(iii) all net Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and Subsequent Recoveries received on the mortgage loans and allocable to principal; (iv) the portion allocable to principal of the proceeds from the repurchases of mortgage loans that are distributable on that distribution date;
(v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal).

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicers, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

      "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the net liquidation proceeds with respect to that mortgage loan that are allocated to principal.

      "Record Date" means, with respect to the LIBOR Certificates, the business day immediately preceding the related distribution date, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the related distribution date.

      "Reference Banks" means leading banks selected by the trustee, after consultation with the depositor, and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Relief Act" means the Servicemembers Civil Relief Act and any similar state statutes.

      "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's, (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P and (z) (i) short-term rating of at least "F1" by Fitch or (ii) if such counterparty or entity does not have a short-term rating by Fitch, a Long-Term Rating of at least "A+" by Fitch.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that distribution date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

      "Senior Specified Enhancement Percentage" on any date of determination is approximately 34.10%.

      "Servicer Remittance Date" will be the third business day immediately preceding each distribution date.

      "Similar Law" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

      "Specified Subordinated Amount" means, prior to the Stepdown Date, an amount equal to 3.15% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 6.30% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any distribution date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the distribution date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any distribution date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the later to occur of (i) the earlier to occur of
(a) the distribution date in January 2009 and (b) the distribution date following the distribution date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any applications of Principal Distribution Amount to the certificates on that distribution date) is greater than or equal to the Senior Specified Enhancement Percentage.

      "Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates.

      "Subordination Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subordination Reduction Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Substitute Mortgage Loan" means a mortgage loan substituted by the responsible party for a mortgage loan that is in breach of the responsible party's representations and warranties regarding the mortgage loans, which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the mortgage loan in breach;
(ii) be accruing interest at a rate equal to that of the mortgage loan in breach; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach; and (v) comply with each representation and warranty made by the responsible party.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Account" has the meaning set forth in "Description of the Certificates--Swap Account" in this prospectus supplement.

      "Swap Provider" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Total Monthly Excess Spread" as to any distribution date equals the excess, if any, of (x) the interest on the mortgage loans received by the servicer on or prior to the related Determination Date (exclusive of Prepayment Interest Excesses) or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee, the trustee fee and the PMI Insurance Premiums (together with certain state taxes imposed on those premiums), over (b) the sum of (x) the amounts paid to the classes of certificates pursuant to clause (i) under the ninth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and (y) any Net Swap Payments to the Swap Provider.

      "Trigger Event" means either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.

      "Unpaid Interest Amount" for any class of certificates and any distribution date will equal the sum of (a) the portion of Accrued Certificate Interest from distribution dates prior to the current distribution date remaining unpaid immediately prior to the current distribution date, and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "Unpaid Realized Loss Amount" means, with respect to any class of Class M or Class B certificates and as to any distribution date, is the excess of (i) the Applied Realized Loss Amounts with respect to that class over (ii) the sum of (a) all distributions in reduction of Applied Realized Loss Amounts on all previous distribution dates, and (b) the amount by which the Class Certificate Balance of such class has been increased due to the receipt and distribution of any Subsequent Recovery on all previous distribution dates. Any amounts distributed to a class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of that class.

      "Upper-Tier REMIC" has the meaning set forth in "Federal Income Tax Considerations--General" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the Offered Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

      (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

            (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

            (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

            (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S.
                  Treasury Regulations; or

      (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

            (ii) certifying that the nonqualified intermediary is not acting for its own account,

            (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

            (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

            (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

            (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

            (iii) can be treated as a "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.


                                    ANNEX II

                           INTEREST RATE CAP SCHEDULES

                               Class M Cap Agreement                           Class B Cap Agreement
-----------------   ---------------------------------------------   --------------------------------------------
                      Notional      Strike   Ceiling   Index Rate     Notional     Strike   Ceiling   Index Rate
Distribution Date     Amount ($)      %         %      Multiplier    Amount ($)      %         %      Multiplier
-----------------   -------------   ------   -------   ----------   ------------   -----     -----    ----------
January 2006        11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
February 2006       11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
March 2006          11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
April 2006          11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
May 2006            11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
June 2006           11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
July 2006           11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
August 2006         11,341,900.00   10.030   10.030      10.00      2,671,600.00   8.650     8.650      10.00
September 2006      11,341,900.00   10.030   10.030      10.00      2,671,600.00   4.296     8.650      10.00
October 2006        11,341,900.00    5.881   10.030      10.00      2,671,600.00   4.501     8.650      10.00
November 2006       11,341,900.00    5.580   10.030      10.00      2,671,600.00   4.200     8.650      10.00
December 2006       11,341,900.00    5.781   10.030      10.00      2,671,600.00   4.401     8.650      10.00
January 2007        11,341,900.00    5.581   10.030      10.00      2,671,600.00   4.201     8.650      10.00
February 2007       11,341,900.00    5.581   10.030      10.00      2,671,600.00   4.201     8.650      10.00
March 2007          11,341,900.00    6.230   10.030      10.00      2,671,600.00   4.850     8.650      10.00
April 2007          11,341,900.00    5.581   10.030      10.00      2,671,600.00   4.201     8.650      10.00
May 2007            11,341,900.00    5.783   10.030      10.00      2,671,600.00   4.403     8.650      10.00
June 2007           11,341,900.00    5.581   10.030      10.00      2,671,600.00   4.201     8.650      10.00
July 2007           11,341,900.00    5.797   10.030      10.00      2,671,600.00   4.417     8.650      10.00
August 2007         11,341,900.00    7.703   10.030      10.00      2,671,600.00   6.323     8.650      10.00
September 2007      11,341,900.00    7.703   10.030      10.00      2,671,600.00   6.323     8.650      10.00
October 2007        11,341,900.00    7.975   10.030      10.00      2,671,600.00   6.595     8.650      10.00
November 2007       11,341,900.00    7.702   10.030      10.00      2,671,600.00   6.322     8.650      10.00
December 2007       11,341,900.00    7.974   10.030      10.00      2,671,600.00   6.594     8.650      10.00
January 2008        11,341,900.00    7.706   10.030      10.00      2,671,600.00   6.326     8.650      10.00
February 2008       11,341,900.00    8.416   10.030      10.00      2,671,600.00   7.036     8.650      10.00
March 2008          11,341,900.00    9.029   10.030      10.00      2,671,600.00   7.649     8.650      10.00
April 2008          11,341,900.00    8.415   10.030      10.00      2,671,600.00   7.035     8.650      10.00
May 2008            11,341,900.00    8.711   10.030      10.00      2,671,600.00   7.331     8.650      10.00
June 2008           11,341,900.00    8.415   10.030      10.00      2,671,600.00   7.035     8.650      10.00
July 2008           11,341,900.00    8.476   10.030      10.00      2,671,600.00   7.096     8.650      10.00
August 2008         11,341,900.00    8.958   10.030      10.00      2,671,600.00   7.578     8.650      10.00
September 2008      11,341,900.00    8.964   10.030      10.00      2,671,600.00   7.584     8.650      10.00
October 2008        11,341,900.00    9.278   10.030      10.00      2,671,600.00   7.898     8.650      10.00
November 2008       11,341,900.00    8.963   10.030      10.00      2,671,600.00   7.583     8.650      10.00
December 2008       11,341,900.00    9.277   10.030      10.00      2,671,600.00   7.897     8.650      10.00
January 2009        11,341,900.00    8.970   10.030      10.00      2,671,600.00   7.590     8.650      10.00
February 2009       11,331,306.87    9.697   10.030      10.00      2,213,055.82   8.317     8.650      10.00
March 2009                      -        -        -          -                 -       -         -          -


                                    ANNEX III

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

                    Interest Rate Swap                       Interest Rate Swap
Distribution Date   Notional Amount($)   Distribution Date   Notional Amount($)
-----------------   ------------------   -----------------   ------------------
January 2006        1,007,123,700.61     May 2008               65,096,564.16
February 2006         973,554,540.24     June 2008              62,238,981.49
March 2006            938,930,755.67     July 2008              59,037,514.68
April 2006            903,785,877.65     August 2008            49,288,708.64
May 2006              867,888,364.11     September 2008         44,251,282.31
June 2006             831,382,388.97     October 2008           39,989,178.22
July 2006             793,741,807.56     November 2008          36,194,930.15
August 2006           756,492,232.18     December 2008          32,808,466.60
September 2006        718,067,147.99     January 2009           29,892,372.30
October 2006          679,875,915.45     February 2009          27,373,771.51
November 2006         642,265,602.37     March 2009             25,566,456.64
December 2006         607,752,868.57     April 2009             23,943,518.87
January 2007          575,970,883.25     May 2009               22,432,971.52
February 2007         546,603,175.85     June 2009              21,018,064.84
March 2007            519,388,253.39     July 2009              19,692,715.63
April 2007            494,044,990.17     August 2009            18,451,229.77
May 2007              468,810,962.67     September 2009         17,288,277.11
June 2007             443,671,588.40     October 2009           16,198,868.14
July 2007             417,528,436.18     November 2009          15,178,332.02
August 2007           104,348,675.24     December 2009          14,222,296.10
September 2007         98,572,651.64     January 2010           13,326,666.83
October 2007           93,190,786.08     February 2010          12,487,611.77
November 2007          88,180,819.22     March 2010             11,701,542.85
December 2007          83,539,988.53     April 2010             10,965,100.72
January 2008           79,233,841.35     May 2010               10,275,140.05
February 2008          75,221,534.63     June 2010               9,618,463.87
March 2008             71,580,153.23     July 2010               8,228,579.20
April 2008             68,244,258.22     August 2010                        -


                                      III-1

                                   Schedule A

Securitized Asset Backed Receivables LLC Trust 2005-OP2
All records

1. Summary Statistics

As-of / Cut-off Date: 2005-12-01
Number of Mortgage Loans: 5,514
Aggregate Principal Balance ($): 1,008,164,920
Weighted Average Current Mortgage Rate (%): 7.411
Non-Zero Weighted Average Margin (%): 5.561
Non-Zero Weighted Average Maximum Rate (%): 13.397
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 79.74
% First Liens: 98.73
% Owner Occupied: 91.69
% Purchase: 35.65
% Full Documentation: 58.15
Non-Zero Weighted Average FICO Score: 622


2. Product Types

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Product                    Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Types                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM - 15 Year/6 Month
LIBOR                              1             $94,146                0.01%      8.440%         354          90.00%       60.00%
ARM - 2 Year/6 Month
LIBOR                          3,425         564,446,024               55.99       7.795          355          80.17        63.31
ARM - 2 Year/6 Month
LIBOR /15 Year                     7             673,839                0.07       8.342          175          77.64        58.65
ARM - 2 Year/6 Month
LIBOR/30-40 Year Balloon          72          23,665,570                2.35       6.807          355          76.82        64.52
ARM - 2 Year/6 Month
LIBOR/Interest Only              575         168,836,476               16.75       6.493          355          79.69        69.01
ARM - 3 Year/6 Month
LIBOR                            121          19,396,076                1.92       7.449          355          81.02        64.10
ARM - 3 Year/6 Month
LIBOR/30-40 Year Balloon           3           1,036,894                0.10       6.813          355          68.11        60.00
ARM - 3 Year/6 Month
LIBOR/Interest Only               34           8,225,703                0.82       6.299          355          75.75        63.30
ARM - 5 Year/6 Month
LIBOR                             81          15,109,091                1.50       7.094          354          87.56        61.92
ARM - 5 Year/6 Month
LIBOR/30-40
Year Balloon                       5           1,155,877                0.11       7.177          355          77.70        61.12
ARM - 5 Year/
6 Month LIBOR
/Interest Only                   151          46,114,424                4.57       6.326          354          78.73        68.77
ARM - 6 Month LIBOR                8           2,141,788                0.21       7.035          354          77.72        66.52
ARM - 6 Month LIBOR
/30-40 Year Balloon                2             612,320                0.06       5.858          356          77.86        60.00
Balloon - 30/40                   16           3,780,087                0.37       6.692          355          74.68        58.76
Fixed Rate                       986         146,404,407               14.52       7.568          346          78.41        63.08
Fixed - Interest Only             27           6,472,199                0.64       6.970          354          80.44        71.23
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Gross                      Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Interest                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                    1            $188,190                0.02%      3.990%         354          63.33%       60.00%
4.000% - 4.999%                    7           1,648,823                0.16       4.958          355          74.08        61.43
5.000% - 5.999%                  508         156,899,105               15.56       5.618          354          76.10        62.62
6.000% - 6.999%                1,154         268,121,440               26.59       6.598          354          78.53        63.61
7.000% - 7.999%                1,532         287,373,271               28.50       7.525          354          80.40        63.76
8.000% - 8.999%                1,247         176,879,732               17.54       8.495          354          82.91        65.53
9.000% - 9.999%                  726          83,826,920                8.31       9.475          352          82.18        69.43
10.000% - 10.999%                266          27,355,034                2.71      10.409          353          78.71        69.94
11.000% - 11.999%                 59           4,752,144                0.47      11.414          346          76.56        71.82
12.000% - 12.999%                 14           1,120,261                0.11      12.110          347          74.38        68.84
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.990%
Maximum: 12.950%
Weighted Average: 7.411%


4. Range of Cut-off Date Principal Balances ($)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Cut-off                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Date Principal             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Balances ($)                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                 70          $3,483,966                0.35%      9.634%         320          66.77%       65.09%
$50,001 - $75,000                742          46,814,165                4.64       9.036          349          82.96        67.22
$75,001 - $100,000               728          64,248,377                6.37       8.510          354          80.66        65.05
$100,001 - $125,000              704          79,130,820                7.85       8.014          352          80.38        63.22
$125,001 - $150,000              637          87,611,053                8.69       7.725          354          79.64        63.21
$150,001 - $175,000              454          73,301,946                7.27       7.641          353          79.17        63.09
$175,001 - $200,000              430          80,690,286                8.00       7.455          354          79.30        63.46
$200,001 - $225,000              342          72,878,255                7.23       7.408          353          79.03        63.68
$225,001 - $250,000              236          55,835,658                5.54       7.302          355          79.57        63.62
$250,001 - $275,000              207          54,226,295                5.38       7.175          355          78.40        63.90
$275,001 - $300,000              176          50,581,406                5.02       7.152          354          79.69        63.25
$300,001 - $325,000              147          45,942,737                4.56       7.060          354          79.52        63.90
$325,001 - $350,000              118          39,905,292                3.96       6.791          355          80.31        65.42
$350,001 - $375,000               97          35,133,882                3.48       7.066          355          79.48        64.07
$375,001 - $400,000              102          39,542,131                3.92       6.810          355          80.57        64.82
$400,001 - $425,000               43          17,768,305                1.76       6.871          355          84.55        66.40
$425,001 - $450,000               53          23,119,352                2.29       6.796          355          79.82        66.45
$450,001 - $475,000               31          14,375,706                1.43       6.419          355          79.64        65.76
$475,001 - $500,000               37          18,051,421                1.79       6.703          352          81.33        61.70
$500,001 - $750,000              128          74,950,957                7.43       6.579          353          81.42        67.50
$750,001 - $1,000,000             23          19,864,785                1.97       6.785          355          71.62        71.62
$1,000,001 >=                      9          10,708,126                1.06       5.955          355          69.44        69.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $48,818
Maximum: $1,438,591
Average: $182,837


5. Original Terms (month)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
Original                   Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Terms                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
(month)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
120                                1             $48,818                0.00%      9.450%         115          82.13%       82.13%
180                               54           5,821,977                0.58       7.785          175          71.57        60.75
240                               23           2,901,666                0.29       7.655          235          74.19        59.71
360                            5,436         999,392,459               99.13       7.408          355          79.80        64.57
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359


6. Range of Remaining Terms (month)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Remaining                  Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Terms                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
(month)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
61 - 120                           1             $48,818                0.00%      9.450%         115          82.13%       82.13%
121 - 180                         54           5,821,977                0.58       7.785          175          71.57        60.75
181 - 240                         23           2,901,666                0.29       7.655          235          74.19        59.71
301 - 360                      5,436         999,392,459               99.13       7.408          355          79.80        64.57
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 357
Weighted Average: 354


7. Range of Combined Original LTV Ratios (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Combined                   Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Original                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
LTV Ratios (%)               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                    1             $49,892                0.00%     10.200%         355          10.75%       10.75%
20.01% - 25.00%                    5             498,160                0.05       8.157          355          21.91        21.91
25.01% - 30.00%                   10           1,149,062                0.11       7.452          355          27.81        27.81
30.01% - 35.00%                   20           2,069,389                0.21       7.556          338          33.35        33.35
35.01% - 40.00%                   22           3,112,538                0.31       7.192          346          38.02        38.02
40.01% - 45.00%                   36           5,776,856                0.57       7.791          355          42.73        42.73
45.01% - 50.00%                   60           9,557,661                0.95       7.142          352          47.74        47.74
50.01% - 55.00%                   80          16,443,302                1.63       6.837          352          53.23        53.23
55.01% - 60.00%                  129          26,557,990                2.63       6.929          349          58.29        58.29
60.01% - 65.00%                  256          53,639,711                5.32       7.361          353          63.79        61.93
65.01% - 70.00%                  304          63,144,821                6.26       7.139          352          68.79        63.29
70.01% - 75.00%                  372          78,873,338                7.82       7.368          353          74.12        65.58
75.01% - 80.00%                2,203         384,431,061               38.13       7.246          354          79.71        64.01
80.01% - 85.00%                  444          87,958,635                8.72       7.441          354          84.44        66.54
85.01% - 90.00%                  748         147,174,911               14.60       7.640          353          89.65        63.39
90.01% - 95.00%                  715         115,771,460               11.48       7.892          355          94.74        71.87
95.01% - 100.00%                 109          11,956,133                1.19       8.843          356          99.32        91.92
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.75%
Maximum: 100.00%
Weighted Average: 79.74%


8. Range of Gross Margins (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range                                                        Loan Pool by       Average      Average      Weighted       Average
of                         Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Gross                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Margins (%)                  Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
Fixed Rate Loans               1,029        $156,656,693               15.54%      7.523%         347          78.41%       63.31%
----------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                   48          18,141,233                1.80       5.386          355          77.89        65.20
3.501% - 4.000%                  179          58,361,812                5.79       5.620          355          75.02        62.35
4.001% - 4.500%                  320          86,413,095                8.57       6.043          355          76.54        63.29
4.501% - 5.000%                  562         130,527,700               12.95       6.594          355          78.35        64.31
5.001% - 5.500%                  716         139,303,305               13.82       7.111          355          79.71        64.91
5.501% - 6.000%                  799         139,606,354               13.85       7.633          355          82.06        64.16
6.001% - 6.500%                  655         106,985,886               10.61       8.115          355          83.75        65.02
6.501% - 7.000%                  519          77,317,446                7.67       8.571          354          83.43        66.28
7.001% - 7.500%                  314          46,826,969                4.64       8.969          355          80.45        65.97
7.501% - 8.000%                  259          33,650,484                3.34       9.797          354          78.32        69.11
8.001% - 8.500%                   61           7,919,711                0.79      10.075          355          79.51        67.08
8.501% - 9.000%                   51           6,168,964                0.61      10.523          354          73.19        66.64
9.001% - 9.500%                    1             145,966                0.01      10.800          354          70.00        60.00
9.501% - 10.000%                   1             139,303                0.01      10.250          353          65.00        65.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.800%
Maximum: 9.750%
Non-Zero Weighted Average: 5.561%


9. Range of Minimum Mortgage Rates (%)

Range                                                        % of Mortgage      Weighted    Weighted                    Weighted
of                                                           Loan Pool by       Average      Average      Weighted       Average
Minimum                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Mortgage                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
Fixed Rate Loans               1,029        $156,656,693               15.54%      7.523%         347          78.41%       63.31%
----------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                    1             188,190                0.02       3.990          354          63.33        60.00
4.501% - 5.000%                    8           1,916,723                0.19       4.964          355          74.91        61.23
5.001% - 5.500%                  139          46,727,977                4.63       5.291          355          74.86        62.98
5.501% - 6.000%                  308          92,259,434                9.15       5.761          355          77.19        63.20
6.001% - 6.500%                  314          81,959,204                8.13       6.308          355          78.01        64.22
6.501% - 7.000%                  634         144,110,294               14.29       6.807          355          79.99        64.57
7.001% - 7.500%                  589         120,109,539               11.91       7.304          355          79.45        63.94
7.501% - 8.000%                  708         124,649,933               12.36       7.798          355          81.85        64.39
8.001% - 8.500%                  470          74,929,469                7.43       8.281          355          83.16        65.20
8.501% - 9.000%                  561          75,324,523                7.47       8.772          355          83.07        66.25
9.001% - 9.500%                  266          34,307,010                3.40       9.281          355          82.37        67.27
9.501% - 10.000%                 264          31,660,398                3.14       9.769          354          80.70        69.01
10.001% - 10.500%                120          13,591,820                1.35      10.281          355          78.54        68.99
10.501% - 11.000%                 66           6,325,981                0.63      10.775          355          76.20        67.23
11.001% - 11.500%                 17           1,785,550                0.18      11.254          349          70.90        66.16
11.501% - 12.000%                 15           1,308,915                0.13      11.801          355          72.17        69.26
12.001% - 12.500%                  5             353,268                0.04      12.168          355          71.09        63.16
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.990%
Maximum: 12.500%
Non-Zero Weighted Average: 7.390%


10. Range of Maximum Mortgage Rates (%)

Range                                                        % of Mortgage      Weighted    Weighted                    Weighted
of                                                           Loan Pool by       Average      Average      Weighted       Average
Maximum                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Mortgage                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,029        $156,656,693               15.54%      7.523%         347          78.41%       63.31%
9.501% - 10.000%                   1             188,190                0.02       3.990          354          63.33        60.00
10.501% - 11.000%                  8           1,916,723                0.19       4.964          355          74.91        61.23
11.001% - 11.500%                139          46,727,977                4.63       5.291          355          74.86        62.98
11.501% - 12.000%                305          91,386,597                9.06       5.756          355          77.20        63.19
12.001% - 12.500%                314          81,959,204                8.13       6.308          355          78.01        64.22
12.501% - 13.000%                636         144,603,153               14.34       6.801          355          79.93        64.58
13.001% - 13.500%                587         119,734,272               11.88       7.304          355          79.60        63.95
13.501% - 14.000%                707         124,284,031               12.33       7.799          355          81.88        64.38
14.001% - 14.500%                471          75,106,661                7.45       8.275          355          83.02        65.20
14.501% - 15.000%                562          75,690,425                7.51       8.767          355          83.01        66.26
15.001% - 15.500%                265          34,096,012                3.38       9.282          355          82.38        67.31
15.501% - 16.000%                263          31,468,669                3.12       9.770          354          80.76        69.00
16.001% - 16.500%                119          13,442,898                1.33      10.258          355          78.96        69.07
16.501% - 17.000%                 66           6,371,745                0.63      10.737          355          76.15        67.48
17.001% - 17.500%                 20           2,282,590                0.23      10.722          350          70.31        64.82
17.501% - 18.000%                 15           1,308,915                0.13      11.801          355          72.17        69.26
18.001% - 18.500%                  6             636,909                0.06      10.423          354          77.29        61.76
20.001% - 20.500%                  1             303,259                0.03      10.500          354          60.80        60.80
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.990%
Maximum: 20.500%
Non-Zero Weighted Average: 13.397%


11. Initial Cap (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
                           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Initial Cap (%)              Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,029        $156,656,693               15.54%      7.523%         347          78.41%       63.31%
1.00%                             10           2,805,802                0.28       6.615          355          80.59        64.98
2.00%                             81          25,978,882                2.58       6.837          355          76.47        64.21
3.00%                          4,394         822,723,544               81.61       7.410          355          80.09        64.77
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.963%


12. Periodic Cap (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Periodic                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Cap (%)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,029        $156,656,693               15.54%      7.523%         347          78.41%       63.31%
1.00%                          4,478         849,998,116               84.31       7.391          355          80.00        64.76
1.50%                              6           1,458,016                0.14       6.955          354          69.33        62.11
3.00%                              1              52,096                0.01       8.700          355          95.00        95.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.001%


13. Next Rate Adjustment Date

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Next                                                         Loan Pool by       Average      Average      Weighted       Average
Rate                       Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Adjustment                 Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Date                         Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,029        $156,656,693               15.54%      7.523%         347          78.41%       63.31%
Jan-06                             2             328,233                0.03       6.548          355          77.44        60.00
Feb-06                             2             615,497                0.06       6.495          356          79.72        60.00
May-06                             3             702,637                0.07       8.406          353          81.72        75.33
Jun-06                             3           1,107,742                0.11       5.959          354          74.22        62.89
Feb-07                             1              49,659                0.00       8.150          350          40.98        40.98
Mar-07                             1             236,046                0.02       8.990          351          65.00        65.00
Apr-07                             4             617,514                0.06       8.861          352          76.90        63.10
May-07                            84          12,941,851                1.28       8.063          353          78.69        68.42
Jun-07                           654          98,929,241                9.81       8.101          354          82.07        66.34
Jul-07                         2,496         478,920,401               47.50       7.404          355          79.80        64.55
Aug-07                           836         165,435,948               16.41       7.254          356          79.26        63.50
Sep-07                             3             491,249                0.05       6.574          357          83.16        60.00
Apr-08                             1             147,799                0.01       8.750          352          90.00        60.00
May-08                             5             957,195                0.09       7.404          353          79.30        62.17
Jun-08                            36           4,600,407                0.46       7.879          354          81.49        63.30
Jul-08                            89          17,837,174                1.77       6.924          355          79.01        63.25
Aug-08                            27           5,116,098                0.51       6.886          356          76.59        66.13
Apr-10                             5           1,869,047                0.19       5.644          352          79.48        62.33
May-10                            43          12,171,065                1.21       6.169          353          79.26        65.89
Jun-10                            88          24,183,320                2.40       6.581          354          81.20        68.75
Jul-10                            74          17,214,393                1.71       6.850          355          81.48        65.59
Aug-10                            27           6,941,568                0.69       6.411          356          81.23        67.35
Jun-20                             1              94,146                0.01       8.440          354          90.00        60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-10-01


14. Geographical Distribution

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Geographical               Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Distribution                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
California                       734        $231,392,811               22.95%      6.523%         354          77.16%       65.64%
Florida                          579         100,063,559                9.93       7.546          354          79.49        64.21
New York                         334          86,888,171                8.62       7.239          353          77.21        63.76
Massachusetts                    291          65,794,967                6.53       7.290          355          78.74        63.56
Texas                            457          53,246,202                5.28       8.088          347          81.60        63.47
New Jersey                       231          52,726,760                5.23       7.563          354          78.45        63.83
Michigan                         267          33,741,386                3.35       8.001          355          84.35        64.45
Virginia                         192          33,184,885                3.29       7.951          354          79.88        66.56
Illinois                         156          25,236,928                2.50       8.142          355          81.32        63.85
Pennsylvania                     190          24,908,018                2.47       7.850          352          81.07        64.72
Maryland                         110          21,806,400                2.16       7.794          355          77.57        64.59
Other                          1,973         279,174,834               27.69       7.751          353          82.21        64.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


15. Occupancy

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
                           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Occupancy                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Primary                        4,941        $924,401,569               91.69%      7.339%         354          79.23%       64.23%
Investment                       483          66,471,761                6.59       8.451          354          86.05        68.88
Second Home                       90          17,291,591                1.72       7.260          355          82.77        63.73
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Property                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Types                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        4,397        $768,084,601               76.19%      7.421%         354          79.81%       64.21%
2-4 Family                       394          95,504,354                9.47       7.484          354          79.45        65.19
Planned Unit Development         394          90,770,406                9.00       7.168          353          79.03        64.94
Condo                            235          43,262,094                4.29       7.411          355          81.32        64.93
Manufactured Housing              94          10,543,465                1.05       8.058          347          76.72        76.72
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Loan                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Purpose                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            2,881        $585,959,182               58.12%      7.311%         353          77.44%       64.58%
Purchase                       2,286         359,433,549               35.65       7.528          354          83.58        64.29
Refinance - Rate Term            347          62,772,189                6.23       7.669          354          79.22        65.52
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Documentation              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Level                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             3,611        $586,280,586               58.15%      7.444%         353          80.52%       64.82%
Stated Documentation           1,833         405,567,882               40.23       7.366          354          78.51        63.83
No Documentation                  51          10,451,006                1.04       7.506          354          84.03        73.08
Limited Documentation             17           5,481,576                0.54       6.901          355          78.88        68.55
Business Bank Statement            2             383,871                0.04       8.708          353          75.00        75.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Original                                                     Loan Pool by       Average      Average      Weighted       Average
Prepayment                 Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Penalty                    Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Term (months)                Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
None                           1,581        $269,138,150               26.70%      7.805%         353          79.25%       63.93%
12                               329          94,918,871                9.42       7.063          354          78.53        64.04
24                             2,762         500,147,287               49.61       7.347          355          80.37        65.33
30                                10           1,859,979                0.18       7.833          339          87.57        64.81
36                               832         142,100,633               14.09       7.116          350          79.15        63.18
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Lien                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Position                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                       5,358        $995,338,582               98.73%      7.378%         354          79.65%       64.25%
2nd Lien                         156          12,826,338                1.27       9.969          347          86.33        86.33
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
FICO                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Score                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
N/A                               46          $4,582,504                0.45%      9.030%         351          69.94%       69.94%
500 - 500                         11           1,784,549                0.18       9.000          355          73.32        60.71
501 - 520                        280          48,148,971                4.78       8.746          354          74.73        65.09
521 - 540                        348          57,008,176                5.65       8.705          353          75.58        64.09
541 - 560                        422          75,397,078                7.48       8.256          354          76.62        63.41
561 - 580                        483          81,886,114                8.12       7.803          355          77.56        62.96
581 - 600                        744         122,435,297               12.14       7.531          354          78.85        64.24
601 - 620                        743         126,066,270               12.50       7.339          353          79.80        64.81
621 - 640                        616         122,544,416               12.16       7.095          354          80.38        63.02
641 - 660                        598         109,474,746               10.86       7.008          352          81.14        64.48
661 - 680                        419          84,489,572                8.38       6.857          353          81.76        65.23
681 - 700                        291          57,382,930                5.69       7.004          355          84.07        66.45
701 - 720                        194          46,278,659                4.59       6.540          353          83.33        66.02
721 - 740                        110          24,824,024                2.46       6.532          353          82.98        68.25
741 - 760                         77          16,500,557                1.64       6.409          355          82.56        62.56
761 - 780                         53          12,194,595                1.21       6.583          355          82.85        68.24
781 - 800                         65          13,791,592                1.37       6.896          350          82.49        67.93
801 >=                            14           3,374,870                0.33       7.095          355          87.84        63.46
----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,514      $1,008,164,920              100.00%      7.411%         354          79.74%       64.53%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 817
Non-Zero Weighted Average: 622


Securitized Asset Backed Receivables LLC Trust 2005-OP2
GROUP I

1. Summary Statistics

As-of / Cut-off Date: 2005-12-01
Number of Mortgage Loans: 4,615
Aggregate Principal Balance ($): 747,540,696
Weighted Average Current Mortgage Rate (%): 7.466
Non-Zero Weighted Average Margin (%): 5.666
Non-Zero Weighted Average Maximum Rate (%): 13.512
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 79.76
% First Liens: 99.15
% Owner Occupied: 90.90
% Purchase: 38.68
% Full Documentation: 62.26
Non-Zero Weighted Average FICO Score: 619


2. Product Types

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Product                    Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Types                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
LIBOR                          3,088        $469,324,455               62.78%      7.773%         355          80.62%       62.97%
ARM - 2 Year/6 Month
LIBOR/15 Year                      6             618,503                0.08       8.086          175          76.09        58.53
ARM - 2 Year/6 Month
LIBOR/30-40 Year Balloon          50          11,743,370                1.57       6.976          355          76.19        61.01
ARM - 2 Year/6 Month
LIBOR/Interest Only              431          93,927,711               12.56       6.652          355          78.87        68.17
ARM - 3 Year/6 Month
LIBOR                            110          15,963,135                2.14       7.704          355          81.58        64.29
ARM - 3 Year/6 Month
LIBOR/30-40 Year Balloon           2             467,543                0.06       6.494          355          65.81        60.00
ARM - 3 Year/6 Month
LIBOR/Interest Only               30           6,133,703                0.82       6.524          355          75.99        62.45
ARM - 5 Year/6 Month
LIBOR                             60          10,619,608                1.42       7.012          355          87.00        62.13
ARM - 5 Year/6 Month
LIBOR/30-40 Year Balloon           4           1,020,999                0.14       6.956          355          78.77        60.00
ARM - 5 Year/6 Month
LIBOR/Interest Only              118          28,010,043                3.75       6.452          354          77.70        67.37
ARM - 6 Month LIBOR                7           1,545,424                0.21       7.439          354          76.83        69.04
ARM - 6 Month LIBOR/
30-40 Year Balloon                 1             228,078                0.03       5.450          355          75.00        60.00
Balloon - 30/40                   13           2,583,110                0.35       6.728          355          71.18        58.18
Fixed Rate                       671          99,991,871               13.38       7.257          347          77.07        61.54
Fixed - Interest Only             24           5,363,144                0.72       6.984          355          79.96        69.18
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Gross                      Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Interest                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                    1            $188,190                0.03%      3.990%         354          63.33%       60.00%
4.000% - 4.999%                    6           1,186,823                0.16       4.946          355          71.78        61.98
5.000% - 5.999%                  378          87,708,217               11.73       5.636          353          74.43        60.98
6.000% - 6.999%                1,004         193,040,383               25.82       6.603          354          77.90        61.76
7.000% - 7.999%                1,434         238,161,756               31.86       7.537          354          80.50        63.20
8.000% - 8.999%                1,131         152,678,743               20.42       8.486          354          83.20        65.40
9.000% - 9.999%                  576          66,102,829                8.84       9.475          354          82.01        68.78
10.000% - 10.999%                 63           6,895,593                0.92      10.208          354          77.32        70.54
11.000% - 11.999%                 17           1,295,119                0.17      11.374          350          82.13        80.51
12.000% - 12.999%                  5             283,044                0.04      12.228          324          77.54        77.54
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.990%
Maximum: 12.950%
Weighted Average: 7.466%


4. Range of Cut-off Date Principal Balances ($)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Cut-off                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Date Principal             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Balances ($)                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                 40          $1,991,066                0.27%      9.101%         330          67.68%       64.90%
$50,001 - $75,000                578          36,649,874                4.90       8.751          352          82.97        66.68
$75,001 - $100,000               592          52,383,610                7.01       8.168          354          80.34        63.75
$100,001 - $125,000              657          73,817,032                9.87       7.883          352          80.21        62.77
$125,001 - $150,000              599          82,392,423               11.02       7.583          354          79.71        62.77
$150,001 - $175,000              439          70,877,505                9.48       7.564          353          79.20        62.83
$175,001 - $200,000              414          77,688,413               10.39       7.365          354          79.33        63.24
$200,001 - $225,000              329          70,066,749                9.37       7.307          353          78.87        63.73
$225,001 - $250,000              228          53,942,025                7.22       7.205          355          79.74        63.42
$250,001 - $275,000              204          53,451,345                7.15       7.131          355          78.31        63.60
$275,001 - $300,000              173          49,728,543                6.65       7.106          354          79.74        63.23
$300,001 - $325,000              145          45,330,789                6.06       7.026          354          79.61        63.78
$325,001 - $350,000              117          39,556,509                5.29       6.773          355          80.27        65.24
$350,001 - $375,000               44          15,784,411                2.11       6.978          355          79.98        64.25
$375,001 - $400,000               21           8,133,128                1.09       7.123          355          76.28        64.79
$400,001 - $425,000               14           5,781,265                0.77       6.919          355          84.20        66.77
$425,001 - $450,000                8           3,483,587                0.47       7.175          355          84.78        69.13
$450,001 - $475,000                1             460,000                0.06       7.100          355          80.00        80.00
$475,001 - $500,000                7           3,421,767                0.46       6.978          355          80.54        60.00
$500,001 - $750,000                5           2,600,655                0.35       6.852          355          88.96        60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,192
Maximum: $538,859
Average: $161,981


5. Original Terms (month)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
Original                   Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Terms                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
(month)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
180                               35          $4,174,389                0.56%      7.329%         175          69.95%       59.78%
240                               12           1,264,902                0.17       7.758          235          67.78        57.93
360                            4,568         742,101,406               99.27       7.466          355          79.83        63.64
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 359


6. Range of Remaining Terms (month)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Remaining                  Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Terms                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
(month)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
121 - 180                         35          $4,174,389                0.56%      7.329%         175          69.95%       59.78%
181 - 240                         12           1,264,902                0.17       7.758          235          67.78        57.93
301 - 360                      4,568         742,101,406               99.27       7.466          355          79.83        63.64
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 173
Maximum: 357
Weighted Average: 354


7. Range of Combined Original LTV Ratios (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Combined                   Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Original                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
LTV Ratios (%)               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                    3            $318,539                0.04%      7.532%         354          20.79%       20.79%
25.01% - 30.00%                    9           1,099,161                0.15       7.309          355          27.81        27.81
30.01% - 35.00%                   18           1,951,586                0.26       7.425          341          33.43        33.43
35.01% - 40.00%                   17           2,407,211                0.32       7.020          351          37.93        37.93
40.01% - 45.00%                   28           4,499,518                0.60       7.537          355          42.93        42.93
45.01% - 50.00%                   53           7,723,373                1.03       7.196          351          47.79        47.79
50.01% - 55.00%                   75          13,002,665                1.74       6.913          351          53.16        53.16
55.01% - 60.00%                  108          19,009,937                2.54       6.778          347          58.13        58.13
60.01% - 65.00%                  194          34,689,510                4.64       7.212          352          63.57        61.17
65.01% - 70.00%                  240          44,716,782                5.98       7.073          352          68.77        62.56
70.01% - 75.00%                  295          53,420,608                7.15       7.517          354          73.98        64.88
75.01% - 80.00%                1,961         304,000,706               40.67       7.322          354          79.76        63.31
80.01% - 85.00%                  338          60,224,673                8.06       7.511          354          84.47        65.12
85.01% - 90.00%                  605         104,217,504               13.94       7.794          354          89.70        62.61
90.01% - 95.00%                  600          89,122,841               11.92       7.965          355          94.75        70.58
95.01% - 100.00%                  71           7,136,083                0.95       8.795          356          99.33        88.19
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.41%
Maximum: 100.00%
Weighted Average: 79.76%


8. Range of Gross Margins (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range                                                        Loan Pool by       Average      Average      Weighted       Average
of                         Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Gross                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Margins (%)                  Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 708        $107,938,124               14.44%      7.231%         348          77.08%       61.84%
1.000% - 3.500%                   30           7,071,132                0.95       5.333          355          74.35        59.52
3.501% - 4.000%                  129          30,392,299                4.07       5.661          355          73.12        60.10
4.001% - 4.500%                  256          53,271,796                7.13       6.065          355          76.27        62.47
4.501% - 5.000%                  491          92,543,065               12.38       6.609          355          77.55        62.19
5.001% - 5.500%                  654         110,577,276               14.79       7.154          355          79.26        63.72
5.501% - 6.000%                  751         118,004,643               15.79       7.672          355          82.32        64.07
6.001% - 6.500%                  616          91,040,020               12.18       8.156          355          84.00        64.68
6.501% - 7.000%                  485          67,038,073                8.97       8.612          354          83.60        65.60
7.001% - 7.500%                  285          40,857,112                5.47       8.909          355          80.29        64.86
7.501% - 8.000%                  164          22,241,046                2.98       9.530          354          80.01        69.84
8.001% - 8.500%                   33           4,641,750                0.62       9.721          355          80.02        68.62
8.501% - 9.000%                   13           1,924,361                0.26       9.814          354          78.35        68.28
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.800%
Maximum: 8.950%
Non-Zero Weighted Average: 5.666%


9. Range of Minimum Mortgage Rates (%)

Range                                                        % of Mortgage      Weighted    Weighted                    Weighted
of                                                           Loan Pool by       Average      Average      Weighted       Average
Minimum                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Mortgage                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 708        $107,938,124               14.44%      7.231%         348          77.08%       61.84%
3.501% - 4.000%                    1             188,190                0.03       3.990          354          63.33        60.00
4.501% - 5.000%                    7           1,454,723                0.19       4.956          355          73.29        61.62
5.001% - 5.500%                   95          23,315,974                3.12       5.305          355          72.36        61.05
5.501% - 6.000%                  238          53,747,130                7.19       5.769          355          76.05        61.67
6.001% - 6.500%                  257          52,493,948                7.02       6.298          355          77.42        62.30
6.501% - 7.000%                  557         106,031,007               14.18       6.808          355          79.36        62.45
7.001% - 7.500%                  536          92,671,652               12.40       7.304          355          79.77        63.27
7.501% - 8.000%                  675         108,887,272               14.57       7.795          355          81.88        63.88
8.001% - 8.500%                  450          65,359,681                8.74       8.286          355          83.31        64.60
8.501% - 9.000%                  543          70,202,692                9.39       8.769          355          83.52        66.42
9.001% - 9.500%                  256          31,579,086                4.22       9.276          355          82.65        67.15
9.501% - 10.000%                 259          29,661,996                3.97       9.766          354          80.79        68.95
10.001% - 10.500%                 29           3,315,355                0.44      10.108          355          77.82        69.01
10.501% - 11.000%                  1             199,628                0.03      10.890          355          76.92        76.92
11.001% - 11.500%                  3             494,237                0.07      11.276          354          68.19        63.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.990%
Maximum: 11.350%
Non-Zero Weighted Average: 7.505%


10. Range of Maximum Mortgage Rates (%)

Range                                                        % of Mortgage      Weighted    Weighted                    Weighted
of                                                           Loan Pool by       Average      Average      Weighted       Average
Maximum                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Mortgage                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 708        $107,938,124               14.44%      7.231%         348          77.08%       61.84%
9.501% - 10.000%                   1             188,190                0.03       3.990          354          63.33        60.00
10.501% - 11.000%                  7           1,454,723                0.19       4.956          355          73.29        61.62
11.001% - 11.500%                 95          23,315,974                3.12       5.305          355          72.36        61.05
11.501% - 12.000%                235          52,874,293                7.07       5.761          355          76.06        61.62
12.001% - 12.500%                257          52,493,948                7.02       6.298          355          77.42        62.30
12.501% - 13.000%                560         106,903,845               14.30       6.803          355          79.33        62.47
13.001% - 13.500%                533          91,916,406               12.30       7.303          355          79.91        63.29
13.501% - 14.000%                675         108,887,272               14.57       7.795          355          81.88        63.88
14.001% - 14.500%                451          65,536,873                8.77       8.279          355          83.15        64.60
14.501% - 15.000%                543          70,202,692                9.39       8.769          355          83.52        66.42
15.001% - 15.500%                255          31,368,088                4.20       9.277          355          82.67        67.19
15.501% - 16.000%                258          29,470,267                3.94       9.767          354          80.86        68.95
16.001% - 16.500%                 30           3,526,353                0.47      10.050          355          77.95        68.47
16.501% - 17.000%                  2             391,357                0.05      10.234          354          73.53        73.53
17.001% - 17.500%                  4             788,649                0.11       9.867          354          67.00        62.47
18.001% - 18.500%                  1             283,642                0.04       8.250          354          85.00        60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.990%
Maximum: 18.250%
Non-Zero Weighted Average: 13.512%


11. Initial Cap (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
                           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Initial Cap (%)              Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 708        $107,938,124               14.44%      7.231%         348          77.08%       61.84%
1.00%                              8           1,825,196                0.24       6.927          354          81.01        67.65
2.00%                             57          13,352,453                1.79       6.981          355          75.95        60.97
3.00%                          3,842         624,424,923               83.53       7.519          355          80.30        63.96
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.973%


12. Periodic Cap (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Periodic                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Cap (%)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 708        $107,938,124               14.44%      7.231%         348          77.08%       61.84%
1.00%                          3,902         638,515,024               85.42       7.507          355          80.23        63.91
1.50%                              4           1,035,452                0.14       6.497          354          68.52        59.44
3.00%                              1              52,096                0.01       8.700          355          95.00        95.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.001%


13. Next Rate Adjustment Date

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Next                                                         Loan Pool by       Average      Average      Weighted       Average
Rate                       Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Adjustment                 Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Date                         Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 708        $107,938,124               14.44%      7.231%         348          77.08%       61.84%
Jan-06                             2             328,233                0.04       6.548          355          77.44        60.00
Feb-06                             1             231,255                0.03       7.150          356          80.00        60.00
May-06                             3             702,637                0.09       8.406          353          81.72        75.33
Jun-06                             2             511,378                0.07       5.924          354          67.48        66.25
Feb-07                             1              49,659                0.01       8.150          350          40.98        40.98
Mar-07                             1             236,046                0.03       8.990          351          65.00        65.00
Apr-07                             4             617,514                0.08       8.861          352          76.90        63.10
May-07                            75          10,916,981                1.46       7.997          353          78.22        69.53
Jun-07                           563          77,735,764               10.40       8.030          354          82.78        65.92
Jul-07                         2,186         359,253,628               48.06       7.532          355          80.06        63.45
Aug-07                           742         126,313,199               16.90       7.370          356          79.40        62.91
Sep-07                             3             491,249                0.07       6.574          357          83.16        60.00
Apr-08                             1             147,799                0.02       8.750          352          90.00        60.00
May-08                             5             957,195                0.13       7.404          353          79.30        62.17
Jun-08                            32           4,028,034                0.54       7.964          354          83.88        64.43
Jul-08                            80          13,550,987                1.81       7.191          355          78.90        62.33
Aug-08                            24           3,880,366                0.52       7.250          356          78.07        68.24
Apr-10                             3             701,600                0.09       6.130          352          80.00        66.20
May-10                            34           7,453,219                1.00       6.270          353          76.72        62.35
Jun-10                            70          15,628,881                2.09       6.617          354          81.57        66.53
Jul-10                            54          11,079,551                1.48       6.924          355          80.31        66.19
Aug-10                            21           4,787,399                0.64       6.498          356          81.11        67.62
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-09-19


14. Geographical Distribution

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Geographical               Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Distribution                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
California                       470        $110,616,498               14.80%      6.586%         354          74.57%       62.86%
Florida                          541          86,849,781               11.62       7.548          354          80.10        63.61
New York                         242          56,685,892                7.58       7.232          353          75.52        62.86
Massachusetts                    263          55,875,008                7.47       7.310          355          77.96        62.79
Texas                            376          41,723,675                5.58       8.027          351          83.44        63.78
New Jersey                       195          39,326,639                5.26       7.541          354          77.61        63.72
Michigan                         241          30,980,392                4.14       7.873          355          84.40        64.21
Virginia                         158          22,594,093                3.02       7.872          354          80.19        64.73
Pennsylvania                     170          22,132,644                2.96       7.673          352          81.78        64.14
Illinois                         132          20,552,376                2.75       8.130          355          81.12        64.16
Maryland                         100          18,757,016                2.51       7.806          355          78.33        64.92
Other                          1,727         241,446,683               32.30       7.630          354          82.30        63.89
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 49


15. Occupancy

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
                           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Occupancy                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Primary                        4,141        $679,532,474               90.90%      7.395%         354          79.18%       63.21%
Investment                       396          55,844,843                7.47       8.318          355          86.08        68.74
Second Home                       78          12,163,380                1.63       7.525          355          82.93        62.20
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Property                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Types                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        3,677        $564,768,790               75.55%      7.479%         354          79.85%       63.27%
2-4 Family                       346          80,742,971               10.80       7.473          354          79.13        64.88
Planned Unit Development         323          60,413,762                8.08       7.322          353          79.76        63.27
Condo                            202          33,724,360                4.51       7.425          355          80.70        64.06
Manufactured Housing              67           7,890,814                1.06       7.745          350          75.67        75.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Loan                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Purpose                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            2,324        $412,397,231               55.17%      7.383%         353          77.06%       63.58%
Purchase                       2,011         289,167,588               38.68       7.543          355          83.46        63.34
Refinance - Rate Term            280          45,975,877                6.15       7.730          354          80.65        65.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Documentation              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Level                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             3,113        $465,413,355               62.26%      7.467%         354          80.47%       63.97%
Stated Documentation           1,445         271,331,310               36.30       7.462          354          78.40        62.70
No Documentation                  44           8,400,523                1.12       7.497          354          84.59        73.53
Limited Documentation             11           2,011,637                0.27       7.375          355          78.91        60.30
Business Bank Statement            2             383,871                0.05       8.708          353          75.00        75.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Original                                                     Loan Pool by       Average      Average      Weighted       Average
Prepayment                 Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Penalty                    Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Term (months)                Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
None                           1,334        $212,864,032               28.48%      7.772%         354          79.23%       63.45%
12                               249          63,460,206                8.49       7.045          354          77.72        63.45
24                             2,396         368,586,008               49.31       7.477          355          80.72        64.16
30                                10           1,859,979                0.25       7.833          339          87.57        64.81
36                               626         100,770,471               13.48       7.040          351          78.47        62.01
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Lien                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Position                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                       4,520        $741,181,489               99.15%      7.444%         354          79.72%       63.44%
2nd Lien                          95           6,359,207                0.85      10.069          341          83.80        83.80
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
FICO                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Score                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
N/A                               36          $3,861,307                0.52%      8.831%         352          70.08%       70.08%
500 - 500                          8           1,432,026                0.19       8.668          355          75.85        60.73
501 - 520                        203          34,512,900                4.62       8.505          354          75.13        63.84
521 - 540                        268          43,298,922                5.79       8.544          354          75.84        63.78
541 - 560                        333          53,595,936                7.17       8.228          354          77.12        62.46
561 - 580                        409          64,518,051                8.63       7.816          355          78.01        62.62
581 - 600                        661          96,047,437               12.85       7.637          354          79.94        63.30
601 - 620                        668         104,987,192               14.04       7.314          354          79.49        63.42
621 - 640                        528          91,928,836               12.30       7.153          354          80.67        62.53
641 - 660                        496          77,594,151               10.38       7.136          353          80.53        63.47
661 - 680                        341          57,840,788                7.74       6.945          353          81.06        63.57
681 - 700                        247          43,614,234                5.83       7.008          354          83.66        65.41
701 - 720                        154          27,160,316                3.63       6.914          352          84.11        66.30
721 - 740                         93          16,846,499                2.25       6.742          353          82.11        66.36
741 - 760                         63          10,770,305                1.44       6.523          355          81.86        62.46
761 - 780                         41           7,563,474                1.01       6.729          355          83.81        66.40
781 - 800                         56          10,301,622                1.38       6.932          354          82.09        67.41
801 >=                            10           1,666,702                0.22       7.228          355          86.38        67.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                         4,615        $747,540,696              100.00%      7.466%         354          79.76%       63.61%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 817
Non-Zero Weighted Average: 619


Securitized Asset Backed Receivables LLC Trust 2005-OP2
GROUP II

1. Summary Statistics

As-of / Cut-off Date: 2005-12-01
Number of Mortgage Loans: 899
Aggregate Principal Balance ($): 260,624,224
Weighted Average Current Mortgage Rate (%): 7.252
Non-Zero Weighted Average Margin (%): 5.245
Non-Zero Weighted Average Maximum Rate (%): 13.049
Non-Zero Weighted Average Months to Roll: 23
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 79.69
% First Liens: 97.52
% Owner Occupied: 93.95
% Purchase: 26.96
% Full Documentation: 46.38
Non-Zero Weighted Average FICO Score: 629


2. Product Types

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Product                    Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Types                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM - 15 Year/6 Month
LIBOR                              1             $94,146                0.04%      8.440%         354          90.00%       60.00%
ARM - 2 Year/6 Month
LIBOR                            337          95,121,569               36.50       7.906          355          77.95        64.95
ARM - 2 Year/6 Month
LIBOR/15 Year                      1              55,336                0.02      11.200          175          95.00        60.00
ARM - 2 Year/6 Month
LIBOR/30-40 Year Balloon          22          11,922,200                4.57       6.641          355          77.44        67.98
ARM - 2 Year/6 Month
LIBOR/Interest Only              144          74,908,764               28.74       6.292          355          80.71        70.07
ARM - 3 Year/6 Month
LIBOR                             11           3,432,940                1.32       6.260          355          78.42        63.18
ARM - 3 Year/6 Month
LIBOR/30-40 Year Balloon           1             569,351                0.22       7.075          355          70.00        60.00
ARM - 3 Year/6 Month
LIBOR/Interest Only                4           2,092,000                0.80       5.639          355          75.06        65.80
ARM - 5 Year/6 Month
LIBOR                             21           4,489,483                1.72       7.288          354          88.89        61.42
ARM - 5 Year/6 Month
LIBOR/30-40 Year Balloon           1             134,878                0.05       8.850          356          69.59        69.59
ARM - 5 Year/6 Month
LIBOR/Interest Only               33          18,104,382                6.95       6.132          354          80.32        70.95
ARM - 6 Month LIBOR                1             596,364                0.23       5.990          354          80.00        60.00
ARM - 6 Month LIBOR
/30-40 Year Balloon                1             384,242                0.15       6.100          356          79.55        60.00
Balloon - 30/40                    3           1,196,977                0.46       6.615          355          82.23        60.00
Fixed Rate                       315          46,412,537               17.81       8.239          345          81.30        66.39
Fixed - Interest Only              3           1,109,055                0.43       6.902          354          82.77        81.16
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Gross                      Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Interest                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                    1            $462,000                0.18%      4.990%         356          80.00%       60.00%
5.000% - 5.999%                  130          69,190,888               26.55       5.595          354          78.21        64.71
6.000% - 6.999%                  150          75,081,057               28.81       6.584          354          80.15        68.36
7.000% - 7.999%                   98          49,211,515               18.88       7.466          353          79.93        66.46
8.000% - 8.999%                  116          24,200,990                9.29       8.553          352          81.09        66.35
9.000% - 9.999%                  150          17,724,091                6.80       9.477          348          82.81        71.86
10.000% - 10.999%                203          20,459,441                7.85      10.476          353          79.18        69.74
11.000% - 11.999%                 42           3,457,026                1.33      11.430          345          74.47        68.57
12.000% - 12.999%                  9             837,217                0.32      12.071          355          73.31        65.90
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 12.500%
Weighted Average: 7.252%


4. Range of Cut-off Date Principal Balances ($)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Cut-off                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Date Principal             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Balances ($)                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                 30          $1,492,899                0.57%     10.345%         307          65.56%       65.34%
$50,001 - $75,000                164          10,164,291                3.90      10.062          338          82.90        69.18
$75,001 - $100,000               136          11,864,767                4.55      10.022          354          82.08        70.80
$100,001 - $125,000               47           5,313,788                2.04       9.836          355          82.66        69.53
$125,001 - $150,000               38           5,218,630                2.00       9.961          352          78.50        70.19
$150,001 - $175,000               15           2,424,440                0.93       9.892          355          78.26        70.77
$175,001 - $200,000               16           3,001,873                1.15       9.781          355          78.45        69.28
$200,001 - $225,000               13           2,811,507                1.08       9.924          355          83.11        62.52
$225,001 - $250,000                8           1,893,633                0.73      10.073          355          74.63        69.15
$250,001 - $275,000                3             774,950                0.30      10.225          355          84.55        84.55
$275,001 - $300,000                3             852,863                0.33       9.836          355          76.82        64.95
$300,001 - $325,000                2             611,948                0.23       9.642          353          73.01        73.01
$325,001 - $350,000                1             348,782                0.13       8.800          354          85.00        85.00
$350,001 - $375,000               53          19,349,471                7.42       7.138          355          79.06        63.92
$375,001 - $400,000               81          31,409,003               12.05       6.729          355          81.68        64.83
$400,001 - $425,000               29          11,987,040                4.60       6.847          355          84.72        66.22
$425,001 - $450,000               45          19,635,765                7.53       6.728          355          78.95        65.98
$450,001 - $475,000               30          13,915,706                5.34       6.396          355          79.63        65.29
$475,001 - $500,000               30          14,629,654                5.61       6.639          351          81.52        62.10
$500,001 - $750,000              123          72,350,302               27.76       6.569          353          81.15        67.77
$750,001 - $1,000,000             23          19,864,785                7.62       6.785          355          71.62        71.62
$1,000,001 >=                      9          10,708,126                4.11       5.955          355          69.44        69.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $48,818
Maximum: $1,438,591
Average: $289,905


5. Original Terms (month)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
Original                   Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Terms                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
(month)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
120                                1             $48,818                0.02%      9.450%         115          82.13%       82.13%
180                               19           1,647,588                0.63       8.940          175          75.66        63.21
240                               11           1,636,764                0.63       7.575          235          79.14        61.09
360                              868         257,291,053               98.72       7.239          355          79.72        67.23
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Remaining                  Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Terms                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
(month)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
61 - 120                           1             $48,818                0.02%      9.450%         115          82.13%       82.13%
121 - 180                         19           1,647,588                0.63       8.940          175          75.66        63.21
181 - 240                         11           1,636,764                0.63       7.575          235          79.14        61.09
301 - 360                        868         257,291,053               98.72       7.239          355          79.72        67.23
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 356
Weighted Average: 353


7. Range of Combined Original LTV Ratios (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range of                                                     Loan Pool by       Average      Average      Weighted       Average
Combined                   Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Original                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
LTV Ratios (%)               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                    1             $49,892                0.02%     10.200%         355          10.75%       10.75%
20.01% - 25.00%                    2             179,621                0.07       9.267          356          23.88        23.88
25.01% - 30.00%                    1              49,901                0.02      10.600          355          27.78        27.78
30.01% - 35.00%                    2             117,803                0.05       9.722          291          32.09        32.09
35.01% - 40.00%                    5             705,327                0.27       7.780          329          38.33        38.33
40.01% - 45.00%                    8           1,277,339                0.49       8.687          355          42.04        42.04
45.01% - 50.00%                    7           1,834,288                0.70       6.915          356          47.53        47.53
50.01% - 55.00%                    5           3,440,637                1.32       6.552          355          53.48        53.48
55.01% - 60.00%                   21           7,548,054                2.90       7.309          355          58.72        58.72
60.01% - 65.00%                   62          18,950,201                7.27       7.634          354          64.19        63.32
65.01% - 70.00%                   64          18,428,039                7.07       7.298          353          68.84        65.06
70.01% - 75.00%                   77          25,452,730                9.77       7.055          350          74.40        67.07
75.01% - 80.00%                  242          80,430,354               30.86       6.958          354          79.54        66.67
80.01% - 85.00%                  106          27,733,962               10.64       7.289          353          84.36        69.61
85.01% - 90.00%                  143          42,957,406               16.48       7.265          353          89.52        65.27
90.01% - 95.00%                  115          26,648,619               10.22       7.645          354          94.69        76.17
95.01% - 100.00%                  38           4,820,050                1.85       8.914          356          99.31        97.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.75%
Maximum: 100.00%
Weighted Average: 79.69%


8. Range of Gross Margins (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Range                                                        Loan Pool by       Average      Average      Weighted       Average
of                         Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Gross                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Margins (%)                  Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 321         $48,718,568               18.69%      8.168%         345          81.36%       66.57%
1.000% - 3.500%                   18          11,070,101                4.25       5.420          355          80.14        68.82
3.501% - 4.000%                   50          27,969,513               10.73       5.575          355          77.08        64.80
4.001% - 4.500%                   64          33,141,299               12.72       6.007          355          76.99        64.60
4.501% - 5.000%                   71          37,984,635               14.57       6.557          355          80.29        69.47
5.001% - 5.500%                   62          28,726,029               11.02       6.944          355          81.44        69.51
5.501% - 6.000%                   48          21,601,711                8.29       7.418          355          80.62        64.65
6.001% - 6.500%                   39          15,945,866                6.12       7.880          355          82.29        66.96
6.501% - 7.000%                   34          10,279,374                3.94       8.301          355          82.34        70.70
7.001% - 7.500%                   29           5,969,857                2.29       9.375          355          81.51        73.60
7.501% - 8.000%                   95          11,409,438                4.38      10.316          354          75.02        67.69
8.001% - 8.500%                   28           3,277,961                1.26      10.577          355          78.79        64.90
8.501% - 9.000%                   38           4,244,603                1.63      10.845          354          70.85        65.90
9.001% - 9.500%                    1             145,966                0.06      10.800          354          70.00        60.00
9.501% - 10.000%                   1             139,303                0.05      10.250          353          65.00        65.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 9.750%
Non-Zero Weighted Average: 5.245%


9. Range of Minimum Mortgage Rates (%)

Range                                                        % of Mortgage      Weighted    Weighted                    Weighted
of                                                           Loan Pool by       Average      Average      Weighted       Average
Minimum                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Mortgage                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 321         $48,718,568               18.69%      8.168%         345          81.36%       66.57%
4.501% - 5.000%                    1             462,000                0.18       4.990          356          80.00        60.00
5.001% - 5.500%                   44          23,412,003                8.98       5.278          355          77.35        64.91
5.501% - 6.000%                   70          38,512,304               14.78       5.750          355          78.77        65.34
6.001% - 6.500%                   57          29,465,257               11.31       6.327          355          79.08        67.65
6.501% - 7.000%                   77          38,079,287               14.61       6.804          355          81.75        70.47
7.001% - 7.500%                   53          27,437,888               10.53       7.305          355          78.37        66.20
7.501% - 8.000%                   33          15,762,661                6.05       7.819          355          81.62        67.97
8.001% - 8.500%                   20           9,569,787                3.67       8.248          355          82.11        69.34
8.501% - 9.000%                   18           5,121,830                1.97       8.809          355          77.00        63.83
9.001% - 9.500%                   10           2,727,924                1.05       9.341          354          79.14        68.69
9.501% - 10.000%                   5           1,998,402                0.77       9.808          355          79.34        69.81
10.001% - 10.500%                 91          10,276,465                3.94      10.337          355          78.78        68.98
10.501% - 11.000%                 65           6,126,353                2.35      10.771          355          76.18        66.91
11.001% - 11.500%                 14           1,291,313                0.50      11.245          347          71.94        67.01
11.501% - 12.000%                 15           1,308,915                0.50      11.801          355          72.17        69.26
12.001% - 12.500%                  5             353,268                0.14      12.168          355          71.09        63.16
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.990%
Maximum: 12.500%
Non-Zero Weighted Average: 7.040%


10. Range of Maximum Mortgage Rates (%)

Range                                                        % of Mortgage      Weighted    Weighted                    Weighted
of                                                           Loan Pool by       Average      Average      Weighted       Average
Maximum                    Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Mortgage                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Rates (%)                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 321         $48,718,568               18.69%      8.168%         345          81.36%       66.57%
10.501% - 11.000%                  1             462,000                0.18       4.990          356          80.00        60.00
11.001% - 11.500%                 44          23,412,003                8.98       5.278          355          77.35        64.91
11.501% - 12.000%                 70          38,512,304               14.78       5.750          355          78.77        65.34
12.001% - 12.500%                 57          29,465,257               11.31       6.327          355          79.08        67.65
12.501% - 13.000%                 76          37,699,309               14.47       6.797          355          81.64        70.57
13.001% - 13.500%                 54          27,817,866               10.67       7.308          355          78.57        66.11
13.501% - 14.000%                 32          15,396,759                5.91       7.822          355          81.89        67.92
14.001% - 14.500%                 20           9,569,787                3.67       8.248          355          82.11        69.34
14.501% - 15.000%                 19           5,487,733                2.11       8.735          355          76.53        64.24
15.001% - 15.500%                 10           2,727,924                1.05       9.341          354          79.14        68.69
15.501% - 16.000%                  5           1,998,402                0.77       9.808          355          79.34        69.81
16.001% - 16.500%                 89           9,916,544                3.80      10.332          355          79.32        69.28
16.501% - 17.000%                 64           5,980,388                2.29      10.770          355          76.33        67.08
17.001% - 17.500%                 16           1,493,940                0.57      11.173          348          72.05        66.06
17.501% - 18.000%                 15           1,308,915                0.50      11.801          355          72.17        69.26
18.001% - 18.500%                  5             353,268                0.14      12.168          355          71.09        63.16
20.001% - 20.500%                  1             303,259                0.12      10.500          354          60.80        60.80
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.990%
Maximum: 20.500%
Non-Zero Weighted Average: 13.049%


11. Initial Cap (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
                           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Initial Cap (%)              Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 321         $48,718,568               18.69%      8.168%         345          81.36%       66.57%
1.00%                              2             980,606                0.38       6.033          355          79.82        60.00
2.00%                             24          12,626,429                4.84       6.684          355          77.02        67.64
3.00%                            552         198,298,621               76.09       7.069          355          79.45        67.33
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.931%


12. Periodic Cap (%)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Periodic                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Cap (%)                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 321         $48,718,568               18.69%      8.168%         345          81.36%       66.57%
1.00%                            576         211,483,092               81.14       7.039          355          79.32        67.31
1.50%                              2             422,564                0.16       8.075          354          71.34        68.66
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.001%


13. Next Rate Adjustment Date

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Next                                                         Loan Pool by       Average      Average      Weighted       Average
Rate                       Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Adjustment                 Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Date                         Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 321         $48,718,568               18.69%      8.168%         345          81.36%       66.57%
Feb-06                             1             384,242                0.15       6.100          356          79.55        60.00
Jun-06                             1             596,364                0.23       5.990          354          80.00        60.00
May-07                             9           2,024,871                0.78       8.422          353          81.22        62.45
Jun-07                            91          21,193,477                8.13       8.363          354          79.45        67.87
Jul-07                           310         119,666,774               45.92       7.017          355          79.03        67.84
Aug-07                            94          39,122,749               15.01       6.881          356          78.81        65.38
Jun-08                             4             572,373                0.22       7.281          354          64.65        55.34
Jul-08                             9           4,286,187                1.64       6.078          355          79.38        66.15
Aug-08                             3           1,235,732                0.47       5.743          356          71.93        59.48
Apr-10                             2           1,167,447                0.45       5.351          352          79.17        60.00
May-10                             9           4,717,846                1.81       6.010          353          83.28        71.50
Jun-10                            18           8,554,439                3.28       6.514          354          80.52        72.79
Jul-10                            20           6,134,842                2.35       6.716          355          83.60        64.51
Aug-10                             6           2,154,169                0.83       6.219          356          81.50        66.77
Jun-20                             1              94,146                0.04       8.440          354          90.00        60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-11-06


14. Geographical Distribution

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Geographical               Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Distribution                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
California                       264        $120,776,313               46.34%      6.465%         354          79.52%       68.19%
New York                          92          30,202,279               11.59       7.253          354          80.39        65.43
New Jersey                        36          13,400,121                5.14       7.627          355          80.91        64.15
Florida                           38          13,213,778                5.07       7.532          353          75.47        68.11
Texas                             81          11,522,527                4.42       8.309          334          74.96        62.35
Virginia                          34          10,590,792                4.06       8.121          355          79.20        70.48
Massachusetts                     28           9,919,959                3.81       7.175          355          83.14        67.87
Illinois                          24           4,684,552                1.80       8.195          355          82.24        62.50
Connecticut                       16           4,389,817                1.68       7.697          355          83.30        65.90
Maryland                          10           3,049,384                1.17       7.716          355          72.85        62.54
Washington                        10           2,841,451                1.09       7.214          353          81.57        69.42
Other                            266          36,033,251               13.83       8.861          352          81.10        67.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45


15. Occupancy

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
                           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Occupancy                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Primary                          800        $244,869,095               93.95%      7.183%         353          79.36%       67.06%
Investment                        87          10,626,918                4.08       9.154          348          85.90        69.62
Second Home                       12           5,128,211                1.97       6.632          355          82.38        67.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------


16. Property Types

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Property                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Types                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          720        $203,315,811               78.01%      7.261%         353          79.71%       66.82%
Planned Unit Development          71          30,356,645               11.65       6.863          353          77.56        68.26
2-4 Family                        48          14,761,383                5.66       7.548          354          81.23        66.91
Condo                             33           9,537,734                3.66       7.361          355          83.50        68.03
Manufactured Housing              27           2,652,651                1.02       8.991          339          79.85        79.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Loan                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Purpose                      Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              557        $173,561,951               66.59%      7.142%         353          78.34%       66.94%
Purchase                         275          70,265,961               26.96       7.463          354          84.07        68.17
Refinance - Rate Term             67          16,796,312                6.44       7.503          355          75.31        65.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Documentation              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Level                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation             388        $134,236,572               51.51%      7.173%         353          78.73%       66.11%
Full Documentation               498         120,867,230               46.38       7.353          353          80.74        68.11
Limited Documentation              6           3,469,940                1.33       6.625          356          78.86        73.33
No Documentation                   7           2,050,483                0.79       7.543          355          81.77        71.23
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                             % of Mortgage      Weighted    Weighted                    Weighted
Original                                                     Loan Pool by       Average      Average      Weighted       Average
Prepayment                 Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Penalty                    Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Term (months)                Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
None                             247         $56,274,118               21.59%      7.931%         352          79.33%       65.74%
12                                80          31,458,665               12.07       7.100          355          80.16        65.23
24                               366         131,561,279               50.48       6.982          355          79.38        68.61
36                               206          41,330,162               15.86       7.302          348          80.80        66.02
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25


20. Lien Position

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
Lien                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Position                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                         838        $254,157,093               97.52%      7.185%         353          79.45%       66.62%
2nd Lien                          61           6,467,131                2.48       9.871          353          88.83        88.83
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

                                                             % of Mortgage      Weighted    Weighted                    Weighted
                                                             Loan Pool by       Average      Average      Weighted       Average
                           Number of       Aggregate           Aggregate         Gross      Remaining     Average       Combined
FICO                       Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined      Effective
Score                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
N/A                               10            $721,197                0.28%     10.093%         347          69.18%       69.18%
500 - 500                          3             352,523                0.14      10.351          355          63.01        60.62
501 - 520                         77          13,636,071                5.23       9.356          354          73.72        68.25
521 - 540                         80          13,709,254                5.26       9.214          351          74.75        65.09
541 - 560                         89          21,801,143                8.36       8.325          354          75.39        65.73
561 - 580                         74          17,368,063                6.66       7.757          353          75.90        64.21
581 - 600                         83          26,387,860               10.12       7.145          354          74.89        67.65
601 - 620                         75          21,079,078                8.09       7.461          348          81.35        71.69
621 - 640                         88          30,615,580               11.75       6.920          354          79.52        64.49
641 - 660                        102          31,880,595               12.23       6.696          351          82.63        66.93
661 - 680                         78          26,648,784               10.22       6.667          354          83.26        68.84
681 - 700                         44          13,768,696                5.28       6.991          355          85.38        69.72
701 - 720                         40          19,118,343                7.34       6.008          355          82.23        65.61
721 - 740                         17           7,977,525                3.06       6.089          355          84.81        72.26
741 - 760                         14           5,730,252                2.20       6.196          355          83.88        62.75
761 - 780                         12           4,631,121                1.78       6.344          355          81.28        71.25
781 - 800                          9           3,489,970                1.34       6.788          338          83.67        69.46
801 >=                             4           1,708,168                0.66       6.964          355          89.27        60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                           899        $260,624,224              100.00%      7.252%         353          79.69%       67.17%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 629
